UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08510

Matthews International Funds

(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

William J. Hackett, President

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-788-7553

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Matthews Asia Funds  |  Semi-Annual Report

June 30, 2021  |  matthewsasia.com

GLOBAL EMERGING MARKETS STRATEGIES

Matthews Emerging Markets Equity Fund

Matthews Emerging Markets Small Companies Fund

ASIA GROWTH STRATEGIES

Matthews Asia Growth Fund

Matthews Pacific Tiger Fund

Matthews Asia ESG Fund

Matthews Asia Innovators Fund

Matthews China Fund

Matthews China Small Companies Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

ASIA FIXED INCOME STRATEGIES

Matthews Asia Total Return Bond Fund

Matthews Asia Credit Opportunities Fund

Paper copies of the Funds’ annual and semi-annual shareholder reports are no longer being sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website matthewsasia.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive paper copies of shareholder reports and other communications from the Funds anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.789.ASIA (2742).

Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held directly with Matthews Asia Funds.

Investor Class Performance and Expense Ratios (June 30, 2021) (unaudited)

		Average Annual Total Return†				Prospectus Expense Ratios*	Prospectus Expense Ratios after Fee Waiver and Expense Reimbursement*
	1 year	5 years	10 years	Since Inception	Inception Date
GLOBAL EMERGING MARKETS STRATEGIES

Emerging Markets Equity Fund (MEGMX)	51.05%	n.a.	n.a.	62.53%	4/30/20	2.77%	1.08%	[1]

Emerging Markets Small Companies Fund (MSMLX)§	54.60%	16.23%	8.20%	13.24%	9/15/08	1.67%	1.40%	[3]
ASIA GROWTH STRATEGIES

Asia Growth Fund (MPACX)	43.27%	17.37%	11.02%	11.17%	10/31/03	1.08%	1.08%

Pacific Tiger Fund (MAPTX)	42.78%	12.45%	8.32%	9.24%	9/12/94	1.08%	1.06%	[2]

Asia ESG Fund (MASGX)	62.50%	17.32%	n.a.	12.18%	4/30/15	1.42%	1.38%	[3]

Asia Innovators Fund (MATFX)	54.39%	24.73%	15.42%	7.13%	12/27/99	1.10%	1.10%

China Fund (MCHFX)	36.31%	22.71%	8.81%	11.27%	2/19/98	1.09%	1.09%

China Small Companies Fund (MCSMX)	30.59%	29.66%	13.75%	13.17%	5/31/11	1.52%	1.43%	[3]

India Fund (MINDX)	60.37%	8.71%	7.73%	10.84%	10/31/05	1.15%	1.15%

Japan Fund (MJFOX)	22.37%	9.15%	9.90%	6.75%	12/31/98	0.95%	0.95%

Korea Fund (MAKOX)	64.55%	11.47%	8.74%	7.12%	1/3/95	1.19%	1.19%
ASIA GROWTH AND INCOME STRATEGIES

Asian Growth and Income Fund (MACSX)	30.01%	7.82%	5.64%	9.21%	9/12/94	1.09%	1.09%

Asia Dividend Fund (MAPIX)	38.22%	11.46%	8.60%	9.82%	10/31/06	1.03%	1.02%	[2]

China Dividend Fund (MCDFX)	33.88%	16.18%	10.96%	11.66%	11/30/09	1.15%	1.15%
ASIA FIXED INCOME STRATEGIES

Asia Total Return Bond Fund (MAINX)	7.57%	4.80%	n.a.	4.57%	11/30/11	1.15%	1.12%	[1]

Asia Credit Opportunities Fund (MCRDX)	4.57%	4.06%	n.a.	4.21%	4/29/16	1.14%	1.14%	[1]

†	Annualized performance for periods of at least one year, otherwise cumulative.

*

These figures are from the Funds’ prospectus dated as of April 30, 2021, and may differ from the actual expense ratios for fiscal year 2021, as shown in the financial highlights section of this report.

§	The Fund’s name changed from Matthews Asia Small Companies Fund to Matthews Emerging Markets Small Companies Fund on April 30, 2021.

1

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. Pursuant to this agreement, any amount waived for prior fiscal years with respect to the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund is not subject to recoupment. For the Matthews Emerging Markets Equity Fund, if the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2022 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2022 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.20% (except for the Matthews Emerging Markets Small Companies Fund, which has an expense limitation of 1.15% for the Institutional Class) first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.20% expense limitation (or 1.15% for the Matthews Emerging Markets Small Companies Fund), to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.20% (or 1.15% for the Matthews Emerging Markets Small Companies Fund). If the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2022 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2	MATTHEWS ASIA FUNDS

Institutional Class Performance and Expense Ratios (June 30, 2021) (unaudited)

		Average Annual Total Return†				Prospectus Expense Ratios*	Prospectus Expense Ratios after Fee Waiver and Expense Reimbursement*
Institutional Class	1 year	5 years	10 years	Since Inception	Inception Date
GLOBAL EMERGING MARKETS STRATEGIES

Emerging Markets Equity Fund (MIEFX)	51.34%	n.a.	n.a.	62.79%	4/30/20	2.66%	0.90%	[1]

Emerging Markets Small Companies Fund (MISMX)§	54.88%	16.47%	n.a.	9.91%	4/30/13	1.53%	1.15%	[3]
ASIA GROWTH STRATEGIES

Asia Growth Fund (MIAPX)	43.48%	17.56%	11.21%	10.84%	10/29/10	0.95%	0.95%

Pacific Tiger Fund (MIPTX)	42.99%	12.63%	8.49%	8.33%	10/29/10	0.94%	0.92%	[2]

Asia ESG Fund (MISFX)	62.77%	17.57%	n.a.	12.42%	4/30/15	1.29%	1.20%	[3]

Asia Innovators Fund (MITEX)	54.61%	24.95%	n.a.	19.06%	4/30/13	0.95%	0.95%

China Fund (MICFX)	36.48%	22.94%	8.99%	8.23%	10/29/10	0.93%	0.93%

China Small Companies Fund (MICHX)	30.95%	n.a.	n.a.	28.51%	11/30/17	1.37%	1.20%	[3]

India Fund (MIDNX)	60.59%	8.89%	7.92%	6.73%	10/29/10	1.03%	1.03%

Japan Fund (MIJFX)	22.46%	9.23%	10.01%	10.55%	10/29/10	0.91%	0.91%

Korea Fund (MIKOX)	64.96%	11.57%	8.87%	9.97%	10/29/10	1.05%	1.05%
ASIA GROWTH AND INCOME STRATEGIES

Asian Growth and Income Fund (MICSX)	30.13%	7.97%	5.80%	5.84%	10/29/10	0.96%	0.96%

Asia Dividend Fund (MIPIX)	38.33%	11.57%	8.73%	8.58%	10/29/10	0.93%	0.93%	[2]

China Dividend Fund (MICDX)	33.99%	16.33%	11.14%	10.99%	10/29/10	1.02%	1.02%
ASIA FIXED INCOME STRATEGIES

Asia Total Return Bond Fund (MINCX)	7.78%	5.04%	n.a.	4.78%	11/30/11	1.00%	0.90%	[1]

Asia Credit Opportunities Fund (MICPX)	4.79%	4.31%	n.a.	4.45%	4/29/16	0.98%	0.90%	[1]

†	Annualized performance for periods of at least one year, otherwise cumulative.

*

These figures are from the Funds’ prospectus dated as of April 30, 2021, and may differ from the actual expense ratios for fiscal year 2021, as shown in the financial highlights section of this report.

§	The Fund’s name changed from Matthews Asia Small Companies Fund to Matthews Emerging Markets Small Companies Fund on April 30, 2021.

1

Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90%. Pursuant to this agreement, any amount waived for prior fiscal years with respect to the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund is not subject to recoupment. For the Matthews Emerging Markets Equity Fund, if the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2022 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2022 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3

Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.20%% (except for the Matthews Emerging Markets Small Companies Fund, which has an expense limitation of 1.15% for the Institutional Class). If the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2022 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

matthewsasia.com | 800.789.ASIA	3

Cover photo: Terraced fields at Yunnan, China

This report has been prepared for Matthews International Funds (d/b/a Matthews Asia Funds) shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds’ investment objectives, risks and expenses. Additional copies of the prospectus or summary prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of June 30, 2021. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund’s future investment intent. Current and future portfolio holdings are subject to risk.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

4	MATTHEWS ASIA FUNDS

*The Fund’s name changed from Matthews Asia Small Companies Fund to Matthews Emerging Markets Small Companies Fund on April 30, 2021.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international and emerging markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of a concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds’ Prospectuses and Statement of Additional Information for more risk disclosure.

matthewsasia.com | 800.789.ASIA	5

Message to Shareholders from the

Investment Advisor

Dear Valued Shareholders,

Along with the rest of the world, China has recently seen a spike in core inflation. Although, let us be honest, in the U.S. it is 3.8% year-on-year; in China, it is 0.9% year-on-year. One is a spike, the other is more like a soft fluffy cushion. I think it is in line with our previous view that China’s monetary policy was tight but not tightening. Now it appears that things may be loosening up a bit. As well they should!

China had the luxury of a more normal monetary policy because the effects of COVID have been much less severe on its economy. In all practicality, that meant that China was able to continue its policy of squeezing the poorly regulated parts of its credit markets without unduly impacting economic growth. For much of the rest of the world, the focus was on extreme liquidity from Central Banks and emergency payments to unemployed workers. As much of the world emerges from the pandemic-enforced lockdowns, we are seeing inflation rise as demand comes back strongly, before inventories have been rebuilt and before all workers are back on their shifts.

It is conventional wisdom in emerging markets investing that Asia (as well as Latin American markets) tend to do best during periods of loose monetary policy and faster economic growth. It’s conventional wisdom that, whereas it is on average true, also drives me crazy because it comes from the viewpoint of tactical rather than strategic asset allocation. However, I cannot deny that it is useful for those with a 12 to 24-month view. And perhaps only that—for as frightening as 3.8% core inflation may seem, the fact that supply constraints are a major cause also means that it is likely not sustainable. It could still accelerate if wage demands spiral and the U.S. Fed refuses to tighten, but this inflationary pressure can and should be tamed—five-year inflation expectations are still only 2.5%, and 10-year lower still.

Beyond the tactical view, what are the longer-term prospects? First, we have to acknowledge the political tensions between the U.S. and China. And whereas we were always inclined to think that these tensions would persist, I, for one, thought the rhetoric of the new Biden administration would at least be less confrontational. That expectation, it appears, was in error. Yes, the focus has moved from the trade deficit to issues of human rights and political systems, but the intention, despite this, is still to try to influence China by imposing economic costs. It does seem to me that the motivation for this comes partly from wishing to be a standard bearer for basic human rights—however, it also appears partly to be out of fear that China is starting to catch up in terms of technology with the West. As laudable as it is to uphold the former, it is neither good for the world, nor in my view even possible, to try to retard the latter.

The U.S. will not take on China in a vacuum. It is seeking the help of its allies in Europe. However, as we have noted in previous essays, Europe is not as unified on this subject as the U.S. might wish. Some parts of the continent, badly served by EU policy, have increasingly been looking East for investment funds. After Brexit, the U.K. has even publicly stated that it makes sense to replace some of the lost access to the markets of Europe with an approach to China. So, whilst the banner of human rights is a far better rallying cry than mere economic concerns, it is not guaranteed success. And then there is the rest of the world, including Eastern Europe, Latin America, Central Asia and Southeast Asia, where the lure of Chinese investment, infrastructure spending and demand for raw materials can be contrasted with the U.S.’ history of largely militaristic diplomacy. In these regions, the impetus for growth and the primacy of economic development make the new China containment policy by the U.S. far from a simple sales pitch.

6	MATTHEWS ASIA FUNDS

For our part, our focus on companies that help facilitate the growth of middle-class lifestyles across Asia and other emerging market countries naturally allies us with the economic forces that improve social outcomes and, increasingly important for these economies, protection of the environment. Our preference for domestic businesses also shields our investments to an extent from some of the potential direct impacts of any sanctions. And our desire for sustainable, long-term businesses that treat minority shareholders well aligns us with the stated goals of economies to develop their capital markets and financial systems. Nevertheless, we have to continue to be mindful of these issues and the risks they pose to our investments in the current political environment.

In fact, as we look beyond this year, the chances for strong profit growth in Asia seem to be better than they have for some years. It is rather ironic, given current headlines, that China has in the past few years sacrificed profit growth for better wage growth. In this effort, it has been joined by other economies across Asia, though less so in other regions. As the U.S. and Europe struggle with labor issues born from a declining share of labor over many years, Asia’s economies have returned by and large to a more natural balance between capitalist and worker. It is possible that the inflation spike in the U.S. continues to be met by higher wage demands and then ultimately by a tighter monetary policy. At that point, U.S. profits will be caught in the jaws of a terrible vise. For many economies in Asia, where core inflation still ranges from zero to three percent, the likely scenario is continued modest reflationary pressures. Such reflation has typically favored better earnings growth*. In terms of portfolio flows into our markets and potential currency movements, it remains to be seen how businesses and asset allocators in the U.S. and Europe will deal with the confluence of a difficult political environment and the potential for improved economic momentum in emerging markets. Normally, it seems to me, economics wins out...but who knows?

Where does that leave us stewards of your capital? Well, the CEOs and CFOs of the companies we invest in also take all of these issues seriously. Ultimately, protecting their businesses is a prerequisite for growth. And those growth prospects are considerable. Nominal Gross Domestic Product growth is still expected to be much stronger in Asia than the rest of the world. Savings rates are high, helping those currencies to seem well-protected. And the growing complexity and diversity of consumer preferences gives scope for businesses to build new markets. The strength of the IPO market, in which we have participated to a much greater extent than in the past, is a testament to the wave of new businesses and industries emerging in Asia. And these days, Asia dominates emerging markets—and leads their growth too.

We remain excited at the prospects for your investments and are focused on finding the businesses and management that can best navigate the obstacles while taking advantage of the opportunities.

We are honored to be your advisor in Asian and emerging markets investment.

Robert Horrocks, PhD

Chief Investment Officer

Matthews International Capital Management, LLC

*	Earnings growth is the change in an entity’s reported net income over a period of time.

matthewsasia.com | 800.789.ASIA	7

PORTFOLIO MANAGERS

John Paul Lech
Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MEGMX	MIEFX
CUSIP	577130651	577130644
Inception	4/30/20	4/30/20
NAV	$17.23	$17.24
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	2.77%	2.66%
After fee waiver and Reimbursement[2]	1.08%	0.90%
Portfolio Statistics
Total # of Positions		53
Net Assets		$59.6 million
Weighted Average Market Cap		$173.3 billion
Portfolio Turnover[3]		62.3%
Benchmark
MSCI Emerging Markets Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in emerging market countries. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe.

Matthews Emerging Markets Equity Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2021, the Matthews Emerging Markets Equity Fund returned 9.33% (Investor Class) and 9.32% (Institutional Class), while its benchmark, the MSCI Emerging Markets Index, returned 7.58% over the same period. For the quarter ending June 30, the Fund returned 7.69% (Investor Class) and 7.68% (Institutional Class), while the benchmark returned 5.12%.

Market Environment

The second quarter of 2021 saw a high degree of dispersion below what appeared to be a calm quarter. Chinese equities were essentially flat in the second quarter and underperformed global emerging markets (“EM”). Sectors also displayed a high degree of return dispersion. Many of the larger Chinese internet companies, in particular, had a hard quarter as regulatory pressure continues to weigh on sentiment. The drag created by these large platform companies also led to smaller capitalization companies outperforming their larger peers.

The market remains dominated by a few key questions. One large debate relates to the structural vs. transitory nature of inflation in several economies, including the U.S. The easing of supply constraints should dissipate inflationary pressure for quite a few categories; however, expectations have also probably risen and at the Federal Open Market Committee meeting in June, the Fed had a more hawkish tone than that of March. Notably, the median projection of the Fed Funds Rate is for two hikes by the end of 2023. Gradual increases in U.S. rates are, on balance, not bad for EM and could indeed be positive if they are in part predicated upon strong economic activity coming out of the pandemic. Certain EM economies may see positive terms of trade impacts, should the positive price evolution in certain commodities like energy and base metals continue.

The other big question is where the world stands related to COVID-19. There’s been significant progress among many developed economies in terms of vaccine rollouts, which has been counterbalanced a bit by new coronavirus variants emerging and ongoing health care challenges in countries such as India. Continued uncertainty has muted enthusiasm, but many countries where the virus remains problematic are also experiencing high levels of investor interest.

Contributors and Detractors

For the first half of the year, our overweight to Vietnam (which is not represented in the benchmark) was a contributor to relative performance from a regional perspective. On the other hand, stock selection in Taiwan was a detractor. From a sector perspective, stock selection in energy and health care contributed to relative performance, while stock selection in financials was a detractor.

Turning to individual securities, our two positions in Vietnam, FPT Corp. and Military Commercial Joint Stock Bank, were among the largest contributors during the first half of the year. Vietnam has a large current account surplus, positive real GDP growth, a growing population and relatively benign inflation. Our attraction to Vietnam has to be backed up by company-level fundamentals, however. FPT Corp. is among the largest technology companies in the country, and is a top 10 holding. It is both a leader in providing broadband internet as well as in information technology (“IT”) services to companies abroad, mainly in the U.S. and Japan. Military Commercial Bank is a leading joint-stock bank in the country and has among the larger exposures to Vietnamese consumers within the financial system. Vietnam is the only frontier market the portfolio is currently invested in.

(continued)

1	Prospectus expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2022 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

8	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2021
				Average Annual Total Returns
	3 Months	YTD	1 Year	Since Inception	Inception date
Investor Class (MEGMX)	7.69%	9.33%	51.05%	62.53%	04/30/20
Institutional Class (MIEFX)	7.68%	9.32%	51.34%	62.79%	04/30/20
MSCI Emerging Markets Index[4]	5.12%	7.58%	41.36%	43.98%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
Samsung Electronics Co., Ltd., Pfd.	Information Technology	South Korea	6.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	6.4%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	6.2%
Alibaba Group Holding, Ltd.	Consumer Discretionary	China/Hong Kong	3.3%
AIA Group, Ltd.	Financials	China/Hong Kong	3.1%
LUKOIL PJSC	Energy	Russia	2.8%
FPT Corp.	Information Technology	Vietnam	2.6%
First Quantum Minerals, Ltd.	Materials	Zambia	2.5%
HDFC Bank, Ltd.	Financials	India	2.5%
CapitaLand, Ltd.	Real Estate	Singapore	2.3%
% OF ASSETS IN TOP 10			38.2%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	9

Matthews Emerging Markets Equity Fund

Portfolio Manager Commentary  (unaudited) (continued)

On the other hand, New Oriental Education & Technology Group was a detractor. The company is among the older, larger and more established education companies in China. We bought the company partly on the expectation of a positive evolution in enrollment with the re-starting of in-person learning post pandemic. Ultimately, we sold out of the company as regulatory clouds persist in the education space which may limit the timing and types of services that private education companies can offer in China.

Notable Portfolio Changes

We had a quite active second quarter, adding seven new unique positions and exiting nine. New positions in the quarter include Chinese A-share company Beijing Oriental Yuhong, a leader in waterproofing coatings. We believe the company’s market is set to grow as construction spend shifts to quality. In contrast to many of the tech companies that are suffering from regulatory headwinds, we think better construction durability is aligned with China’s development objectives. In contrast, we sold Anhui Conch Cement Co., a leading and profitable Chinese cement company, during the quarter after seeing little to be excited about in terms of earnings evolution. We also initiated a position in Fix Price Group, a Russia-based chain of discount companies, comparable to a “dollar store” in the U.S. It sells mostly low-priced merchandise, rotating most of its items to generate consumer excitement while being one of the most reliable value stores for basic consumers. We believe the business model of Fix Price will allow the company to expand rapidly in the regions it operates as well as within existing stores via densification. In our view, the company is in the rare position of being able to grow fast and pay a sizable dividend at the same time. With a net-cash balance sheet, high management ownership and solid returns on capital, the company fits our strategy’s philosophy.

Outlook

In its own words, the Fed is “talking about talking about tapering.” As previously mentioned, higher rates that accrue gradually due to increased economic activity could be viewed as net positive for emerging market assets. We believe valuations on a relative basis are attractive in EM, as all asset classes are fairly picked over after years of very accommodative monetary policy. We’ve seen select EM currencies—notably the Brazilian real—strengthen over the quarter, which may continue over the second half of the year.

While there’s been significant progress in vaccine rollouts among many developed economies, it has been counterbalanced a bit by new variants of the virus emerging. That said, firms and countries have adapted to the challenges of operating during a pandemic, and we’re quite optimistic that reopening and the next normal will be a durable trend in the second half of 2021. The scope and nature of durable change at the company level as a result of pandemic is something we are highly focused on.

With a benchmark-agnostic approach, the portfolio is broadly diversified by country and sector, based on bottom-up stock selection. China is our largest underweight relative to its position in the MSCI Emerging Markets Index. The regulatory topography in internet/internet-adjacent, education and healthcare sectors, in particular, is hard to decipher, and this keeps us on the sidelines. More clarity on the regulatory environment in these sectors would be a welcomed development. However, there are still many great companies with durable advantage and the country remains our largest overall allocation in an absolute sense. As previously mentioned, relative to the benchmark one of our largest overweight markets is Vietnam. We believe it is quite possible that Vietnam will be upgraded from frontier to EM status by one or more of the relevant indices in the next few years. Our positions in Vietnam are by and large driven by the positive evolution of the domestic economy there. We have three positions in Mexico, but each is partly predicated upon the recovery of the global economy as much as the domestic conditions of Mexico. We highlight this contrast explicitly because it is in keeping with our “company then country” approach. We do not allocate to countries top down.

We continue to seek out high-growth, high-quality companies across emerging markets and across the market capitalization spectrum, looking for companies that can adapt and thrive across a broad range of conditions.

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	30.2
India	9.9
South Korea	9.8
Brazil	7.9
Taiwan	6.4
Russia	6.2
Mexico	4.9
Vietnam	4.3
Singapore	4.2
Poland	2.7
Philippines	2.6
Canada	2.5
Netherlands	2.0
Israel	1.7
Indonesia	1.5
Cyprus	1.1
France	1.1
Cash and Other Assets, Less Liabilities	1.1

SECTOR ALLOCATION (%)[7]
Information Technology	21.2
Consumer Discretionary	18.1
Financials	15.7
Communication Services	9.5
Materials	8.7
Energy	6.3
Real Estate	6.0
Health Care	5.5
Industrials	4.3
Consumer Staples	3.5
Cash and Other Assets, Less Liabilities	1.1

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	64.1
Large Cap ($10B-$25B)	15.9
Mid Cap ($3B-10B)	11.2
Small Cap (under $3B)	7.7
Cash and Other Assets, Less Liabilities	1.1

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

10	MATTHEWS ASIA FUNDS

Matthews Emerging Markets Equity Fund

June 30, 2021

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 92.4%

	Shares	Value

CHINA/HONG KONG: 30.2%

Tencent Holdings, Ltd.	49,400	$3,719,450

AIA Group, Ltd.	150,200	1,863,318

Alibaba Group Holding, Ltd.[b]	53,500	1,516,930

Wuxi Biologics Cayman, Inc.[b,c,d]	74,500	1,364,117

Yum China Holdings, Inc.	18,000	1,192,500

JD.com, Inc. ADR[b]	14,000	1,117,340

China International Capital Corp., Ltd. H Shares[c,d]	330,400	888,518

Midea Group Co., Ltd. A Shares	78,700	868,107

Bilibili, Inc. ADR[b]	7,000	852,880

Estun Automation Co., Ltd. A Shares[b]	138,600	835,583

Techtronic Industries Co., Ltd.	46,500	810,354

Jiumaojiu International Holdings, Ltd.[c,d]	165,000	674,404

KE Holdings, Inc. ADR[b]	12,400	591,232

Beijing Oriental Yuhong Waterproof Technology Co., Ltd. A Shares	59,700	510,460

Alibaba Group Holding, Ltd. ADR[b]	1,900	430,882

Weimob, Inc.[b,c,d]	138,000	304,530

BeiGene, Ltd. ADR[b]	800	274,552

Beijing Oriental Yuhong Waterproof Technology Co., Ltd. A Shares	16,900	144,650

Total China/Hong Kong		17,959,807

INDIA: 9.8%

HDFC Bank, Ltd. ADR[b]	20,200	1,477,024

Infosys, Ltd. ADR	61,100	1,294,709

Dabur India, Ltd.	115,359	883,278

Reliance Industries, Ltd.	27,441	780,323

Kotak Mahindra Bank, Ltd.[b]	32,624	749,897

Aditya Birla Capital, Ltd.[b]	431,705	682,128

Total India		5,867,359

BRAZIL: 7.9%

Vale SA ADR	58,100	1,325,261

Banco BTG Pactual SA	45,800	1,123,959

Hapvida Participacoes e Investimentos SAc,d	272,600	844,579

Magazine Luiza SA	166,900	709,706

Banco Bradesco SA ADR	137,030	702,964

Total Brazil		4,706,469

RUSSIA: 7.3%

LUKOIL PJSC ADR	18,063	1,676,471

Novatek PJSC GDR[d]	6,021	1,321,213

Fix Price Group, Ltd. GDR[b,d]	79,378	694,557

Polymetal International PLC	31,344	674,982

Total Russia		4,367,223

TAIWAN: 6.4%

Taiwan Semiconductor Manufacturing Co., Ltd.	176,000	3,790,694

Total Taiwan		3,790,694

MEXICO: 4.9%

Grupo Cementos de Chihuahua SAB de CV	129,400	1,044,794

Prologis Property Mexico SA de CV, REIT	437,498	974,242

Grupo Aeroportuario del Sureste SAB de CV ADR[b]	5,000	924,500

Total Mexico		2,943,536

	Shares	Value

VIETNAM: 4.3%

FPT Corp.	409,348	$1,564,714

Military Commercial Joint Stock Bank[b]	518,800	977,095

Total Vietnam		2,541,809

SINGAPORE: 4.2%

CapitaLand, Ltd.	505,200	1,395,479

Sea, Ltd. ADR[b]	4,000	1,098,400

Total Singapore		2,493,879

SOUTH KOREA: 3.3%

Kia Corp.	14,830	1,181,846

Hugel, Inc.[b]	3,776	805,030

Total South Korea		1,986,876

POLAND: 2.7%

LiveChat Software SA	22,332	807,068

Allegro.eu SAb,c,d	45,528	783,516

Total Poland		1,590,584

PHILIPPINES: 2.6%

Wilcon Depot, Inc.	2,300,900	949,767

Ayala Land, Inc.	797,500	588,956

Total Philippines		1,538,723

ZAMBIA: 2.5%

First Quantum Minerals, Ltd.	64,100	1,477,361

Total Zambia		1,477,361

NETHERLANDS: 2.0%

Heineken N.V.	9,727	1,180,852

Total Netherlands		1,180,852

ISRAEL: 1.7%

Nice, Ltd. ADR[b]	4,200	1,039,332

Total Israel		1,039,332

INDONESIA: 1.5%

PT Bank Rakyat Indonesia Persero	3,338,400	907,695

Total Indonesia		907,695

FRANCE: 1.1%

LVMH Moet Hennessy Louis Vuitton SE	810	637,192

Total France		637,192

TOTAL COMMON EQUITIES		55,029,391

(Cost $46,549,058)

matthewsasia.com | 800.789.ASIA	11

Matthews Emerging Markets Equity Fund

June 30, 2021

Schedule of Investmentsa (unaudited) (continued)

PREFERRED EQUITIES: 6.5%

	Shares	Value

SOUTH KOREA: 6.5%

Samsung Electronics Co., Ltd., Pfd.	58,747	$3,844,996

Total South Korea		3,844,996

TOTAL PREFERRED EQUITIES		3,844,996

(Cost $2,981,250)

TOTAL INVESTMENTS: 98.9%		58,874,387
(Cost $49,530,308)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.1%		678,177

NET ASSETS: 100.0%		$59,552,564

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2021, the aggregate value is $4,859,664, which is 8.16% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Pfd.	Preferred

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

12	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Vivek Tanneeru
Lead Manager

Robert Harvey, CFA	Jeremy Sutch, CFA
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MSMLX	MISMX
CUSIP	577125206	577125867
Inception	9/15/08	4/30/13
NAV	$30.72	$30.68
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.67%	1.53%
After Fee Waiver and Reimbursement[2]	1.40%	1.15%
Portfolio Statistics
Total # of Positions		74
Net Assets		$384.4 million
Weighted Average Market Cap		$4.9 billion
Portfolio Turnover[3]		111.9%
Benchmark
MSCI Emerging Markets Small Cap Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in emerging market countries. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe. The Fund defines Small Companies as companies with market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark, the MSCI Emerging Markets Small Cap Index.

Matthews Emerging Markets Small Companies Fund (formerly known as Matthews Asia Small Companies Fund)

Portfolio Manager Commentary  (unaudited)

For the first half of 2021, the Matthews Emerging Markets Small Companies Fund returned 18.47% (Investor Class) and 18.59% (Institutional Class), while its benchmark, the MSCI Emerging Markets Small Cap Index, returned 19.95% over the same period. For the quarter ending June 30, the Fund returned 18.06% (Investor Class) and 18.09% (Institutional Class), while the benchmark returned 11.36%.

Market Environment

From late January to early June, value stocks outperformed growth stocks as investors expected the strong global economic rebound from last year’s COVID-related slowdown to drive profit growth in economic cycle-sensitive industries. This view was further reinforced by investors’ belief that the U.S. Fed would let inflation run ahead of its target for a period of time to enable a stronger economic recovery. This scenario was also very conducive to the outperformance of small-cap stocks in relation to large-cap stocks in emerging markets (EM). Also not surprisingly, the industrials and materials sectors were the best performing during the first half of the year, while the performance of the health care sector lagged, as did expensive internet and other fast-growing industries. However that trend moderated somewhat after the Federal Open Market Committee meeting in June, when the Fed signaled the potential for interest rate hikes sooner than expected, lowering the potential long-term growth overshoot from previous expectations.

During the first half of the year the best performing markets included India, South Africa and Saudi Arabia, while the worst performing markets were COVID- and political uncertainty-impacted Andean countries Columbia and Peru. In terms of currencies, the Brazilian real and South African rand appreciated the most during the first half of 2021, with the real gaining during the second quarter on the back of rate hikes and generally strong commodity prices. Meanwhile, the Turkish lira and Argentinian peso depreciated the most.

Performance Contributors and Detractors

For the first half of the year, Vietnam and South Korea were the biggest contributors to relative performance, while stock selection in Taiwan and Indonesia, along with our overweight to Indonesia, were notable detractors from relative performance. From a sector perspective, industrials, health care and financials contributed positively, while information technology and consumer discretionary stocks detracted relative to the benchmark.

Turning to individual securities, Chinese solar inverter manufacturer Ginlong Technologies Co. was among the biggest contributors to absolute performance during the first half of the year. The company specializes in string inverters that are predominantly used in distributed solar panel applications globally. The fast growing underlying market for solar panel installations, potential for market share gains and market share growth in ground-mounted solar power stations have helped drive the stock price higher.

(continued)

1	Prospectus expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.15% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.15% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.15%. If the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2022 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	13

PERFORMANCE AS OF JUNE 30, 2021
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MSMLX)	18.06%	18.47%	54.60%	18.28%	16.23%	8.20%	13.24%		09/15/08
Institutional Class (MISMX)	18.09%	18.59%	54.88%	18.51%	16.47%	n.a.	9.91%		04/30/13
MSCI Emerging Markets Small Cap Index[4]	11.36%	19.95%	64.38%	12.74%	12.24%	4.88%	8.53%	[5]
MSCI AC Asia ex Japan Small Cap Index[4]	9.61%	20.08%	62.52%	12.75%	12.17%	5.61%	9.10%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 93 for index definition.

5	Calculated from 9/15/08.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Silergy Corp.	Information Technology	China/Hong Kong	5.9%
Shriram City Union Finance, Ltd.	Financials	India	5.8%
Ginlong Technologies Co., Ltd.	Industrials	China/Hong Kong	4.7%
Hugel, Inc.	Health Care	South Korea	3.7%
Military Commercial Joint Stock Bank	Financials	Vietnam	3.4%
Phoenix Mills, Ltd.	Real Estate	India	3.4%
Peijia Medical, Ltd.	Health Care	China/Hong Kong	2.7%
Mobile World Investment Corp.	Consumer Discretionary	Vietnam	2.3%
Andes Technology Corp.	Information Technology	Taiwan	2.3%
Ashok Leyland, Ltd.	Industrials	India	2.1%
% OF ASSETS IN TOP 10			36.3%
6	Holdings may combine more than one security from same issuer and related depositary receipts.

14	MATTHEWS ASIA FUNDS

Matthews Emerging Markets Small Companies Fund

Portfolio Manager Commentary  (unaudited) (continued)

On the other hand, Indonesian stocks in general, and Bank Tabungan Negara in particular, were among the biggest detractors to relative performance during the quarter. Bank Tabungan Negara Persero is an Indonesian market leader in mortgage lending and the company specializes in middle to low income borrowers. There is a persistent shortage of housing in Indonesia and that demand in conjunction with the under-penetration of mortgages offers strong growth prospects for the company. We believe the bank could potentially see a sequential improvement in profits driven by reduced credit losses this year. But the Indonesian market in general, and its banking sector in particular, has been negatively affected by the latest wave of COVID infections. We remain positive on the mid- to long-term growth prospects of Bank Tabungan Negara, driven by strong underlying demand, a rebounding property market, supportive government policies in the sector and the potential for the Bank to improve its operational efficiencies. The investment case is also supported by very attractive valuations.

Notable Portfolio Changes

During the second quarter, we initiated numerous positions in emerging markets outside of Asia, as part of the portfolio’s transition to emerging markets in countries including Russia, Brazil, Chile and Mexico, among others. As part of this transition we have initiated a position in Ozon Holdings, a leading Russian e-commerce company. Ozon has an attractive combination of exposure to a relatively large market with a low but fast-growing e-commerce penetration (a trend that was accelerated by COVID-19), strong execution capabilities and management team, superior investments in the underlying technology and physical infrastructure along with a good mix of both direct-to-consumer sales and marketplace formats.

Outlook

Looking ahead, earnings growth, liquidity and valuations all appear supportive of emerging markets equities. We expect strong corporate earnings across emerging markets small caps in 2021, as the global recovery continues to expand. Across the region we see sufficient liquidity—while we have not seen as much uptake in corporate credit issuance, any pick up in credit issuance should further support economic growth.

In many emerging markets, we are seeing a return to normalcy, leading to better economic prospects for businesses. Parts of Asia have progressed from recovery to expansion, while others like Indonesia are still getting back to pre-pandemic levels of activity. Other emerging market countries like Peru, Columbia and South Africa, which have yet to recover from the pandemic, are also facing uncertain political climates. Overall, we continue to believe that emerging markets small companies are poised for attractive growth over the long term, driven by innovation, thriving entrepreneurism and strong consumption growth. Post-pandemic economic recovery should provide additional tailwinds to these growth prospects.

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	31.1
India	23.3
Taiwan	11.3
South Korea	8.4
Vietnam	7.7
Indonesia	4.0
Philippines	2.7
Mexico	2.2
Russia	2.1
Cyprus	1.3
Bangladesh	1.3
Chile	1.2
Brazil	1.1
United States	1.0
Canada	0.8
United Kingdom	0.7
Thailand	0.5
Uruguay	0.1
Liabilities in Excess of Cash and Other Assets	-0.5

SECTOR ALLOCATION (%)[8]
Information Technology	24.8
Industrials	23.3
Financials	16.0
Health Care	13.8
Consumer Discretionary	9.5
Real Estate	6.7
Consumer Staples	3.3
Materials	3.2
Liabilities in Excess of Cash and Other Assets	-0.5

MARKET CAP EXPOSURE (%)[8,9]
Mega Cap (over $25B)	0.0
Large Cap ($10B-$25B)	14.3
Mid Cap ($3B-10B)	41.2
Small Cap (under $3B)	45.0
Liabilities in Excess of Cash and Other Assets	-0.5

7	Not all countries where the Fund may invest are included in the benchmark index.

8

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

9

The Fund defines Small Companies as companies with market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark, the MSCI All Country Asia ex Japan Small Cap Index.

matthewsasia.com | 800.789.ASIA	15

Matthews Emerging Markets Small Companies Fund

June 30, 2021

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 100.5%

	Shares	Value

CHINA/HONG KONG: 31.1%
Silergy Corp.	168,000	$22,801,553

Ginlong Technologies Co., Ltd. A Shares	418,337	11,680,553

Peijia Medical, Ltd.[b,c,d]	2,261,000	10,521,255

SITC International Holdings Co., Ltd.	1,823,000	7,618,218

Innovent Biologics, Inc.[b,c,d]	591,500	6,899,764

Ginlong Technologies Co., Ltd. A Shares	232,294	6,478,263

Airtac International Group	160,000	6,163,191

Centre Testing International Group Co., Ltd. A Shares	1,134,574	5,586,738

ASM Pacific Technology, Ltd.	352,000	4,768,270

Flat Glass Group Co., Ltd. H Shares	1,040,000	4,283,058

Yantai China Pet Foods Co., Ltd. A Shares	673,950	4,275,878

OPT Machine Vision Tech Co., Ltd. A Shares	52,973	3,687,174

RemeGen Co., Ltd. H Shares[b,c,d]	177,000	2,699,581

Hongfa Technology Co., Ltd. A Shares	264,400	2,561,684

Asymchem Laboratories (Tianjin) Co., Ltd. A Shares	40,514	2,330,413

AK Medical Holdings, Ltd.[b,d]	1,304,000	2,300,447

Jacobio Pharmaceuticals Group Co., Ltd.[b,c,d]	759,900	2,131,049

Hua Hong Semiconductor, Ltd.[b,c,d]	350,000	1,932,244

Jiumaojiu International Holdings, Ltd.[b,d]	456,000	1,863,808

Kingdee International Software Group Co., Ltd.[c]	532,000	1,801,811

InnoCare Pharma, Ltd.[b,c,d]	449,000	1,652,502

Provident Acquisition Corp.[c]	150,000	1,504,500

Yidu Tech, Inc.[b,c,d]	273,000	1,433,076

Yihai International Holding, Ltd.	168,000	1,128,296

Sichuan Teway Food Group Co., Ltd. A Shares	227,292	1,033,514

Ever Sunshine Lifestyle Services Group, Ltd.[d]	158,000	392,264

Total China/Hong Kong		119,529,104

INDIA: 23.3%
Shriram City Union Finance, Ltd.	959,588	22,145,037

Phoenix Mills, Ltd.[c]	1,189,744	13,059,145

Ashok Leyland, Ltd.[c]	4,900,968	8,102,616

Lemon Tree Hotels, Ltd.[b,c,d]	13,594,355	7,686,219

Finolex Cables, Ltd.	1,052,014	7,366,409

Marico, Ltd.	859,603	6,141,449

Indian Railway Catering & Tourism Corp., Ltd.	210,882	5,776,933

Dr. Lal PathLabs, Ltd.b,[d]	118,130	5,206,007

Galaxy Surfactants, Ltd.[d]	103,295	4,205,359

Crompton Greaves Consumer Electricals, Ltd.	645,959	3,782,008

GMR Infrastructure, Ltd.[c]	7,483,413	3,205,819

HEG, Ltd.[c]	96,032	2,835,849

Total India		89,512,850

TAIWAN: 11.3%
Andes Technology Corp.	497,000	8,981,666

Formosa Sumco Technology Corp.	983,000	6,664,176

Yageo Corp.	320,000	6,442,379

M31 Technology Corp.	401,000	5,724,944

Accton Technology Corp.	435,000	5,151,088

ASMedia Technology, Inc.	101,000	4,871,552

Sporton International, Inc.	338,000	2,915,083

Foxsemicon Integrated Technology, Inc.	328,000	2,805,947

Total Taiwan		43,556,835

	Shares	Value

SOUTH KOREA: 8.3%
Hugel, Inc.[c]	66,821	$14,246,008

Ecopro BM Co., Ltd.	38,982	7,339,031

Eugene Technology Co., Ltd.	117,101	4,704,104

Wonik IPS Co., Ltd.	79,768	3,509,858

Koh Young Technology, Inc.	109,605	2,315,508

Total South Korea		32,114,509

VIETNAM: 7.7%
Military Commercial Joint Stock Bank[c]	7,022,274	13,225,581

Mobile World Investment Corp.	1,360,605	8,983,665

FPT Corp.	1,223,140	4,675,396

Nam Long Investment Corp.	1,505,612	2,551,219

Total Vietnam		29,435,861

INDONESIA: 4.0%
PT Summarecon Agung[c]	94,141,016	5,533,036

PT Bank Tabungan Negara Persero[c]	56,429,800	5,344,212

PT Mitra Adiperkasa[c]	103,995,500	4,488,052

Total Indonesia		15,365,300

RUSSIA: 3.4%
TCS Group Holding PLC GDRd	58,618	5,131,620

Moscow Exchange MICEX-RTS PJSC	1,742,160	4,068,438

Ozon Holdings PLC ADR[c]	65,700	3,851,334

Total Russia		13,051,392

PHILIPPINES: 2.7%
Cebu Air, Inc.[c]	6,409,000	7,108,867

Wilcon Depot, Inc.	7,918,000	3,268,398

Total Philippines		10,377,265

MEXICO: 2.1%
Grupo Cementos de Chihuahua SAB de CV	623,600	5,035,036

Banco del Bajio SAb,d	1,813,200	3,252,736

Total Mexico		8,287,772

CHILE: 2.0%
Parque Arauco SAc	3,327,650	4,667,111

Lundin Mining Corp.	334,300	3,015,064

Total Chile		7,682,175

BANGLADESH: 1.3%
BRAC Bank, Ltd.	8,321,833	4,860,253

Total Bangladesh		4,860,253

BRAZIL: 1.1%
Vamos Locacao de Caminhoes Maquinas e Equipamentos SAc	379,500	4,320,858

Total Brazil		4,320,858

UNITED STATES: 1.0%
Legend Biotech Corp. ADR[c]	90,059	3,696,922

Total United States		3,696,922

UNITED KINGDOM: 0.7%
Pepco Group NVb,c,d	200,000	$2,570,155

Total United Kingdom		2,570,155

16	MATTHEWS ASIA FUNDS

Matthews Emerging Markets Small Companies Fund

June 30, 2021

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value

THAILAND: 0.5%
Kasikornbank Public Co., Ltd.	505,000	1,863,908

Total Thailand		1,863,908

URUGUAY: 0.0%
Dlocal, Ltd.c	4,047	212,589

Total Uruguay		212,589

SRI LANKA: 0.0%
Ceylon Tobacco Co. PLC	6,222	29,777

Total Sri Lanka		29,777

TOTAL INVESTMENTS: 100.5%		386,467,525
(Cost $269,482,446)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (0.5%)		(2,038,863)

NET ASSETS: 100.0%		$384,428,662

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2021, the aggregate value is $50,148,843, which is 13.05% of net assets.

c	Non-income producing security.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	17

PORTFOLIO MANAGERS

Taizo Ishida
Lead Manager

Michael J. Oh, CFA
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MPACX	MIAPX
CUSIP	577130867	577130776
Inception	10/31/03	10/29/10
NAV	$41.75	$42.17
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.08%	0.95%
Portfolio Statistics
Total # of Positions		66
Net Assets		$2.4 billion
Weighted Average Market Cap		$66.0 billion
Portfolio Turnover[2]		42.8%
Benchmark
MSCI AC Asia Pacific Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in the convertible securities, of any duration or quality, of Asian companies.

Matthews Asia Growth Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2021, the Matthews Asia Growth Fund returned 5.86% (Investor Class) and 5.90% (Institutional Class), while its benchmark, the MSCI All Country Asia Pacific Index, returned 5.14% over the same period. For the quarter ending June 30, the Fund returned 7.91% (Investor Class) and 7.93% (Institutional Class), while the benchmark returned 2.66%.

Market Environment

Asian equity markets were broadly positive during the first half of the year, with growth stocks regaining momentum after the first quarter’s sharp pivot to value equities. In our view, growth stocks showed strength in the second quarter due to three factors: the trajectory of U.S. interest rate which peaked on May 12—which also proved to be the trough of the global equity market; COVID data trends such as vaccination penetration rates, number of new cases, hospitalizations and deaths; and the global Purchasing Managers’ Index (PMI)—an indicator of economic trends in the manufacturing and services sectors—peaked in May, suggesting either a pause or the end of the current cycle. Japan was hampered by the second factor, suffering from slow vaccination rollout, with partial national lockdowns, while China struggled with the third factor, as global economic momentum slowed.

During the period, Taiwan and India were the best performing Asia Pacific equities markets, followed by strong returns in Australia and Singapore, while Indonesia and Malaysia were relative laggards. Sector wise, “value” sectors such as energy, materials and financials outperformed at the expense of “growth” sectors such as consumer staples, health care and consumer discretionary.

Performance Contributors and Detractors

Bilibili, Inc., a Chinese online entertainment company focusing on offering content that includes videos, live broadcasting and mobile games, was the top contributor to absolute performance year to date. Bilibili was the largest holding in the portfolio at the end of the second quarter, and our conviction level in the company remains high. Wuxi Biologics, the largest Chinese research and development outsourcing company for biologic drug development, was the next largest contributor to absolute performance. Wuxi’s stock price rallied strongly from a sluggish performance in the first quarter. Stock selection within the health care sector was a significant contributor to relative performance, as five out of the top 10 contributors to the portfolio’s absolute performance were health care companies, despite the relative weakness of the sector during the period.

On the other hand, Cloopen Group Holding Ltd., a China-based provider of cloud-based computing services offering communication solutions and networking services to clients worldwide, was the largest detractor to absolute performance. We participated in the company’s IPO in February with a positive view of the high-growing CPaaS (Communications Platform as a Service) space in China. Subsequently we have seen a slower cloud-based communications market growth rate in China than anticipated. While the jury is still out with respect to CPaaS, our position in Cloopen was less than 0.5% of the portfolio, and we chose to exit this position in the second quarter. AI Inside, a Japanese artificial intelligence—based software as a service OCR (optical character recognition) provider, was another large detractor. Since our initial purchase in June 2020, AI Inside performed well on the back of very strong topline growth until the third quarter earnings report in Feb 2021, which told a different story as new accounts were not opening up as fast as expected. In addition, the company indicated a new strategy focusing on existing its core OCR software business, and we exited our position.

Notable Portfolio Changes

In the second quarter, some notable portfolio additions include two large-cap Chinese companies, Meituan, a web-based shopping platform provider and Wuxi AppTec, a contract research organization; a large-cap Indian automaker Maruti Suzuki India Ltd.;

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

18	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2021
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MPACX)	7.91%	5.86%	43.27%	16.82%	17.37%	11.02%	11.17%		10/31/03
Institutional Class (MIAPX)	7.93%	5.90%	43.48%	16.99%	17.56%	11.21%	10.84%		10/29/10
MSCI AC Asia Pacific Index[3]	2.66%	5.14%	34.71%	10.66%	12.94%	7.28%	8.00%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

4	Calculated from 10/31/03.

TOP TEN HOLDINGS
	Sector	Country	% of Net Assets
Wuxi Biologics Cayman, Inc.	Health Care	China/Hong Kong	6.2%
Bilibili, Inc.	Communication Services	China/Hong Kong	5.9%
Innovent Biologics, Inc.	Health Care	China/Hong Kong	3.4%
BeiGene, Ltd.	Health Care	China/Hong Kong	3.2%
Sony Group Corp.	Consumer Discretionary	Japan	3.1%
XPeng, Inc.	Consumer Discretionary	China/Hong Kong	2.7%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	2.5%
CSL, Ltd.	Health Care	Australia	2.5%
Shimao Services Holdings, Ltd.	Real Estate	China/Hong Kong	2.4%
HDFC Bank, Ltd.	Financials	India	2.4%
% OF ASSETS IN TOP 10			34.3%

matthewsasia.com | 800.789.ASIA	19

Matthews Asia Growth Fund

Portfolio Manager Commentary  (unaudited) (continued)

and a large-cap Japanese industrial company FANUC Corp. The investment thesis is to strengthen the portfolio’s exposure to the cyclicals recovery with multiple angles. We believe Meituan is poised to benefit from the broader consumer spending recovery in China, while Maruti Suzuki should be a beneficiary of post-COVID consumption demand uptick in India. Wuxi AppTec is, in our estimation, one of the best clinical research organizations in the world, and on-going industry consolidation should further enhance its growth opportunities. FANUC is a well-known Japanese factory automation company which has seen an increase in orders recently due to higher capital expenditure expectations in automotive and semiconductor industries. Another notable change year to date has been an increased exposure to India.

In the second quarter, we exited from several smaller-sized holdings from the health care sector including Alphamab Oncology and ADC Therapeutics, and from the financials sector including BRAC Bank Ltd. and Sampath Bank PLC. We also exited from recent Chinese IPO names due to their smaller position sizes, including KE Holdings and Yatsen Holdings Ltd. Another notable exit is Oil Search Ltd., an oil and gas exploration and development company, which we had owned since 2009 with the anticipation of increasing demand for “cleaner” natural gas from ex-Japan Asian countries. While the increase in demand for natural gas materialized since we initiated the position, we now believe natural gas is no longer the “future” of cleaner energy sources going forward.

Outlook

Looking ahead, we will continue to closely monitor the three important factors currently at play: the trajectory of U.S. interest rates, the rate of progress of COVID pandemic recovery, and global PMI outlook. At the same time, we are keeping a close watch on the tighter regulatory environment facing the information technology sector in China, as well as the U.S. to some extent. While the current geopolitical tensions between the U.S. and China is a major source of negative market sentiment, we remain focused on finding secular opportunities in China with strong long-term fundamentals. The recent indication of interest rate cuts in China via the Reserve Requirement Ratio (RRR) is encouraging to boost the declining demand.

We are also carefully monitoring vaccine rollout data in Japan, which has been discouragingly slow despite the obvious incentive for the Japanese government to act swiftly, given the upcoming Olympics start date of July 23. While we are currently hesitant to play into a “reopening” theme in the domestic Japanese market, this may change quickly once we see significant improvement in vaccination rates. One of the less reported and quite encouraging data points is the low number of hospitalizations and deaths from COVID despite the much discussed “case” numbers.

Over the long-term, we continue to see attractive opportunities in the health care sector across Asia, including India. We are optimistic about the continued growth prospects of the global health care sector. The recent regulatory changes to the drug approval process in China provide support to our investment approach, as more innovative biopharmaceutical companies may have greater opportunities for success compared to low R&D spending generic pharmaceutical companies. The core of our process remains in identifying opportunities on a company-by-company basis with strong top-line growth, strong management teams and an ability to grow its market share.

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	48.4
Japan	25.1
India	10.3
United States	3.5
Australia	2.5
Indonesia	2.2
Taiwan	1.9
Singapore	1.7
Vietnam	0.6
Cash and Other Assets, Less Liabilities	3.7

SECTOR ALLOCATION (%)[7]
Health Care	39.8
Consumer Discretionary	15.7
Communication Services	11.0
Information Technology	9.3
Financials	6.4
Industrials	5.0
Consumer Staples	3.6
Real Estate	2.4
Energy	1.6
Materials	1.3
Cash and Other Assets, Less Liabilities	3.7

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	59.3
Large Cap ($10B–$25B)	11.8
Mid Cap ($3B–10B)	17.9
Small Cap (under $3B)	7.2
Cash and Other Assets, Less Liabilities	3.7

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

20	MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund

June 30, 2021

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 96.3%

	Shares	Value

CHINA/HONG KONG: 48.4%
Wuxi Biologics Cayman, Inc.[b,c,d]	8,236,000	$150,803,573

Bilibili, Inc. ADR[c]	1,177,000	143,405,680

Innovent Biologics, Inc.[b,c,d]	6,984,500	81,473,211

BeiGene, Ltd. ADR[c]	224,200	76,943,198

XPeng, Inc. ADR[c]	1,442,975	64,096,950

Shenzhou International Group Holdings, Ltd.	2,365,300	59,730,434

Shimao Services Holdings, Ltd.[b,d]	16,742,000	57,704,686

InnoCare Pharma, Ltd.[b,c,d]	13,816,000	50,848,492

Shenzhen Inovance Technology Co., Ltd. A Shares	4,225,612	48,410,167

Silergy Corp.	345,000	46,824,617

Burning Rock Biotech, Ltd. ADR[c]	1,528,948	45,042,808

Baozun, Inc. ADR[c]	1,054,700	37,378,568

Alibaba Group Holding, Ltd.[c]	1,173,600	33,276,065

Meituan B Shares[b,c,d]	776,400	32,027,404

RemeGen Co., Ltd. H Shares[b,c,d]	2,011,000	30,671,513

Hangzhou Tigermed Consulting Co., Ltd. H Shares[b,d]	1,284,600	30,107,161

WuXi AppTec Co., Ltd. A Shares	1,192,836	28,830,402

Peijia Medical, Ltd.[b,c,d]	5,343,000	24,862,921

Hansoh Pharmaceutical Group Co., Ltd.[b,d]	5,620,000	24,557,377

Jacobio Pharmaceuticals Group Co., Ltd.[b,c,d]	8,477,400	23,773,853

AK Medical Holdings, Ltd.[b,d]	11,702,000	20,644,044

JD Health International, Inc.[b,c,d]	1,437,400	20,530,404

Adagene, Inc. ADR[c]	753,700	10,220,172

Chindata Group Holdings, Ltd. ADR[c]	659,200	9,947,328

JW Cayman Therapeutics Co., Ltd.[b,c,d]	2,715,000	8,723,284

Zhaoke Ophthalmology, Ltd.[b,c,d]	5,683,633	8,608,571

Angelalign Technology, Inc.[b,c,d]	12,600	650,099

Total China/Hong Kong		1,170,092,982

JAPAN: 25.1%
Sony Group Corp.	770,900	74,752,064

Nintendo Co., Ltd.	74,900	43,342,609

SoftBank Group Corp.	552,400	38,525,383

Terumo Corp.	921,900	37,339,239

Nidec Corp.	289,200	33,255,176

Advantest Corp.	369,300	33,158,273

Shin-Etsu Chemical Co., Ltd.	193,200	32,314,765

M3, Inc.	400,400	29,172,482

Daiichi Sankyo Co., Ltd.	1,302,500	28,098,956

Keyence Corp.	55,500	27,951,100

PeptiDream, Inc.[c]	555,300	27,137,949

Sansan, Inc.[c]	299,800	26,355,307

FANUC Corp.	89,400	21,437,925

Hikari Tsushin, Inc.	121,500	21,353,150

HEALIOS KKc	1,243,200	20,358,544

Sysmex Corp.	168,900	20,037,407

Freee KKc	218,700	19,965,905

Japan Elevator Service Holdings Co., Ltd.	805,200	18,676,155

Chugai Pharmaceutical Co., Ltd.	427,900	16,960,503

Appier Group, Inc.[c]	1,056,100	14,953,478

Nitori Holdings Co., Ltd.	66,900	11,814,349

Sosei Group Corp.[c]	550,900	9,050,839

Total Japan		606,011,558

	Shares	Value

INDIA: 10.3%
HDFC Bank, Ltd.	2,837,251	$57,306,412

Bajaj Finance, Ltd.[c]	655,186	53,141,324

Reliance Industries, Ltd.	1,361,517	38,716,609

Avenue Supermarts, Ltd.[b,c,d]	789,988	35,568,991

Dabur India, Ltd.	3,753,077	28,736,462

Maruti Suzuki India, Ltd.	238,987	24,200,682

Dr. Lal PathLabs, Ltd.[b,d]	272,658	12,016,080

Total India		249,686,560

UNITED STATES: 3.5%
Legend Biotech Corp. ADR[c]	771,938	31,688,055

Schrodinger, Inc.[c]	392,000	29,639,120

Terns Pharmaceuticals, Inc.[c]	1,071,421	13,135,621

Turning Point Therapeutics, Inc.[c]	135,900	10,602,918

Total United States		85,065,714

AUSTRALIA: 2.5%
CSL, Ltd.	278,623	59,588,692

Total Australia		59,588,692

INDONESIA: 2.3%
PT Bank Rakyat Indonesia Persero	167,403,300	45,516,143

PT Mayora Indah	54,105,900	8,619,629

Total Indonesia		54,135,772

TAIWAN: 1.9%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	389,800	46,838,368

Total Taiwan		46,838,368

SINGAPORE: 1.7%
Sea, Ltd. ADR[c]	151,800	41,684,280

Total Singapore		41,684,280

VIETNAM: 0.6%
Vietnam Dairy Products JSC	3,739,910	14,691,989

Total Vietnam		14,691,989

TOTAL INVESTMENTS: 96.3%		2,327,795,915
(Cost $1,436,050,435)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.7%		90,604,599

NET ASSETS: 100.0%		$2,418,400,514

matthewsasia.com | 800.789.ASIA	21

Matthews Asia Growth Fund

June 30, 2021

Schedule of Investmentsa (unaudited) (continued)

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2021, the aggregate value is $613,571,664, which is 25.37% of net assets.

c	Non-income producing security.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

JSC	Joint Stock Co.

See accompanying notes to financial statements.

22	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Sharat Shroff, CFA
Lead Manager

Winnie Chwang	Inbok Song
Co-Manager	Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MAPTX	MIPTX
CUSIP	577130107	577130834
Inception	9/12/94	10/29/10
NAV	$36.89	$36.87
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.08%	0.94%
After Fee Waiver and Reimbursement[2]	1.06%	0.92%
Portfolio Statistics
Total # of Positions		72
Net Assets		$9.7 billion
Weighted Average Market Cap		$159.7 billion
Portfolio Turnover[3]		38.1%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2021, the Matthews Pacific Tiger Fund returned 5.58% (Investor Class) and 5.64% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 6.51% over the same period. For the quarter ending June 30, the Fund returned 3.95% (Investor Class) and 3.98% (Institutional Class), while the benchmark returned 3.66%.

Market Environment

The debate around pricing pressures manifesting into higher inflationary expectations continues to have an influence on Asian equities along with other factors like regulatory changes, and the evolution of corporate earnings. The regulatory developments in China present some uncertainty even as the government is trying to grapple with a variety of issues like anti-monopoly, data privacy, and welfare rights (especially, for workers in the gig economy) that stem from the emergence of platform type business models.

The MSCI Asia ex Japan Growth and Value indices were about neck-and-neck in the second quarter, both gaining about 3% after Value outperformed growth in the first quarter. Small caps outperformed the large caps for the fifth consecutive quarter reflecting investor optimism towards a broadening in economic recovery.

For the region, earnings have generally been revised upwards since the start of the year led by South Korea and Taiwan, although COVID-impacted regions like Indonesia and Philippines have seen some retracement in forward expectations. Sectors like industrials and materials have been the best performing year to date, as investors anticipate a reflationary environment to favorably impact earnings.

Asian currencies depreciated against the U.S. dollar during the first half but in an orderly way, even as nominal U.S. yields are starting to move higher, reflecting the buildup of foreign reserves albeit weaker fiscal positions stemming from loss of economic activity.

Performance Contributors and Detractors

Stock selection in South Korea was a contributor to performance, especially within the portfolio’s industrial and internet holdings, such as HMM Co. and NAVER Corp. South Korean industrial shipping company HMM has performed well throughout the first half of the year given its restructuring efforts during the industry’s consolidation which set up the company to be well positioned to enjoy a positive operating environment. Search engine and internet content provider NAVER’s continued transformation of its business model into an e-commerce platform is increasingly being recognized by investors as the company continues to solidify its leading position in South Korea by building open ecosystem around e-commerce development in the country. In addition, stock selection in the utilities sector such as Tata Power Co. in India and ENN Energy Holdings in China performed well. Tata Power Co. and ENN Energy Holdings both have leading positions in clean energy utilities such as solar power and natural gas distribution. In particular, China’s ENN Energy benefited from the continued recovery of the industrial demand in the country combined with the government’s efforts to reduce its carbon footprint in the coming decades.

On the other hand, domestically oriented holdings in Southeast Asia, including the Philippines and Indonesia, were detractors. These two countries’ recovery from the pandemic has taken a longer path. Thus, traffic to the Philippines’ SM Prime Holding’s shopping malls and the loan demand for Bank Central Asia in Indonesia have not fully recovered, and uncertain near term-prospects dragged both stock’s performance. Additionally, the portfolio’s internet holdings in China, including Alibaba Group Holdings and Beijing Kuaishou Technology Co., detracted from

(continued)

1	Prospectus expense ratios.
2

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2022 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	23

PERFORMANCE AS OF JUNE 30, 2021
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAPTX)	3.95%	5.58%	42.78%	12.27%	12.45%	8.32%	9.24%		9/12/94
Institutional Class (MIPTX)	3.98%	5.64%	42.99%	12.43%	12.63%	8.49%	8.33%		10/29/10
MSCI AC Asia ex Japan Index[4]	3.66%	6.51%	40.03%	12.54%	14.82%	7.34%	5.55%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

5	Calculated from 8/31/94.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	5.3%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	5.2%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	5.1%
Alibaba Group Holding, Ltd.	Consumer Discretionary	China/Hong Kong	3.9%
AIA Group, Ltd.	Financials	China/Hong Kong	2.7%
Wuxi Biologics Cayman, Inc.	Health Care	China/Hong Kong	2.4%
ENN Energy Holdings, Ltd.	Utilities	China/Hong Kong	2.3%
Hong Kong Exchanges & Clearing, Ltd.	Financials	China/Hong Kong	2.1%
Tata Power Co., Ltd.	Utilities	India	2.0%
NAVER Corp.	Communication Services	South Korea	2.0%
% OF ASSETS IN TOP 10			33.0%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

24	MATTHEWS ASIA FUNDS

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	46.3
South Korea	15.3
Taiwan	14.4
India	10.9
Singapore	3.4
Indonesia	2.0
Thailand	1.8
Philippines	1.7
Vietnam	0.8
Cash and Other Assets, Less Liabilities	3.3

SECTOR ALLOCATION (%)[8]
Information Technology	24.4
Consumer Discretionary	15.7
Communication Services	12.7
Financials	10.3
Consumer Staples	8.6
Industrials	7.8
Real Estate	5.5
Utilities	4.3
Materials	3.8
Health Care	3.5
Cash and Other Assets, Less Liabilities	3.3

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	53.5
Large Cap ($10B–$25B)	20.4
Mid Cap ($3B–10B)	21.1
Small Cap (under $3B)	1.6
Cash and Other Assets, Less Liabilities	3.3

7	Not all countries where the Fund may invest are included in the benchmark index.

8

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary  (unaudited) (continued)

performance amid a changing operational environment as competitive and regulatory pressures continue to intensify. While both Alibaba and Kuaishou are delivering strong execution in their own rights, the changing landscape would mean that they need to invest more and near term profitability may be impacted.

Notable Portfolio Changes

As part of our continuous efforts to position the portfolio towards durable earnings growth, we made a few changes, especially in the industrial sector. We rotated capital from Weichai Power Co., a heavy duty truck manufacturer in China, and initiated a new position in Shenzhen Inovance Technology Co., an industrial automation component manufacturer. Although both Weichai and Shenzhen Inovance are leaders in their respective industries, we view the long-term market share gain potential of Inovance with a strong track record of the management team to be better.

We also rotated capital from South Korean utility company Korea Electric Power Corporation (KEPCO) and initiated a position in Doosan Bobcat Inc., a leading construction equipment company in South Korea gaining market share in the U.S. and Europe. In the past, Bobcat has shown strong execution capability in integrating its acquisition and expanded distribution network in developed countries. Compared to KEPCO, where our expected milestone of the electricity tariff faced political challenges, Bobcat’s prospects are expected to be better as they start to display new product development capability in addition to its channel expansion.

Outlook

Looking ahead, several crosscurrents are likely to have an impact on Asian equities in the near to medium term. These crosscurrents may affect the evolution of earnings across the region, especially as the monetary and fiscal policy environment continues to unfold in China, and as inflationary pressures evolve in coming periods.

One of the biggest unanswered questions concerns pricing pressures, some of which reflect consumer demand that is running ahead of constrained supply chains. While the consumer demand recovery has been impressive, it is quite likely that the pattern of consumption will shift towards personal experiences. As the pandemic continues to abate, it is also possible that labor and other transportation-related bottlenecks will further ease (barring further interruptions from the coronavirus).

That being said, there are structural changes in China’s industrial landscape that might continue to have lasting impact on the global economy. China’s authorities continue to impose stricter environmental regulations on polluting sectors, and are encouraging a shift towards higher value-added production. Furthermore, Chinese entrepreneurs may be hesitant in committing significant Capital Expenditures* considering the uncertainty from tariffs and duties. While this may present an opportunity for an augmentation in supply chains elsewhere, the process may not be smooth and there could be intermittent mismatch between supply and demand.

We believe the core of the portfolio continues to be invested in businesses capable of delivering durable earnings growth accompanied by solid cash flow. There are many subsectors such as housing in India and digital e-commerce in Southeast Asia which may have long runways for growth. In addition, we continue to look for Chinese businesses that are taking long strides in closing the technology gap with the West, and may start to substitute imports. The opportunity set continues to broaden and widen, and the portfolio team remains focused on finding uncorrelated and diversified long-term growth in Asian equities.

*	Capital Expenditures (CapEx) - An amount spent by a company to acquire or significantly improve the capacity or capabilities of a long-term asset such as equipment or buildings.

matthewsasia.com | 800.789.ASIA	25

Matthews Pacific Tiger Fund

June 30, 2021

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 96.7%

	Shares	Value

CHINA/HONG KONG: 46.4%
Tencent Holdings, Ltd.	6,703,100	$504,693,224

Alibaba Group Holding, Ltd.[b]	11,916,000	337,864,339

AIA Group, Ltd.	20,962,600	260,053,185

Wuxi Biologics Cayman, Inc.[b,c,d]	12,849,000	235,268,955

ENN Energy Holdings, Ltd.	11,747,300	223,266,199

Hong Kong Exchanges & Clearing, Ltd.	3,389,900	201,799,997

Kweichow Moutai Co., Ltd. A Shares	564,173	179,271,119

StarPower Semiconductor, Ltd. A Shares	3,529,523	174,512,216

Xinyi Solar Holdings, Ltd.	67,560,000	145,417,742

China Resources Mixc Lifestyle Services, Ltd.[c,d]	21,165,430	144,959,916

Yum China Holdings, Inc.	2,048,501	135,713,191

China Resources Beer Holdings Co., Ltd.	14,543,775	130,435,141

Shandong Sinocera Functional Material Co., Ltd. A Shares	15,372,502	115,691,776

Shenzhen Inovance Technology Co., Ltd. A Shares	9,612,923	110,129,186

Topsports International Holdings, Ltd.[c,d]	67,131,000	109,772,228

CSPC Pharmaceutical Group, Ltd.	75,896,000	109,628,240

CITIC Securities Co., Ltd. H Shares	41,271,500	103,412,283

Meituan B Shares[b,c,d]	2,449,300	101,036,478

Baidu, Inc. ADR[b]	493,900	100,706,210

Ming Yuan Cloud Group Holdings, Ltd.	20,071,175	99,341,358

China Lesso Group Holdings, Ltd.	40,131,000	99,070,121

WH Group, Ltd.[c,d]	105,549,000	94,741,059

China Tourism Group Duty Free Corp., Ltd. A Shares	2,033,378	94,218,745

Ping An Insurance Group Co. of China, Ltd. H Shares	9,312,500	91,033,395

Kuaishou Technology[b,c,d]	3,275,600	82,378,896

Suofeiya Home Collection Co., Ltd. A Shares	20,898,786	78,143,669

JD.com, Inc. ADR[b]	945,800	75,484,298

JD Logistics, Inc.[b,c,d]	12,683,200	69,098,226

China East Education Holdings, Ltd.[c,d]	40,962,000	64,319,092

China Resources Land, Ltd.	13,022,000	52,593,286

Alibaba Group Holding, Ltd. ADR[b]	185,220	42,004,192

Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	7,023,908	39,931,986

JD.com, Inc. A Shares[b]	928,150	36,961,786

TravelSky Technology, Ltd. H Shares	16,592,000	35,748,861

Tuya, Inc. ADR[b]	1,292,706	31,671,297

Total China/Hong Kong		4,510,371,892

SOUTH KOREA: 15.3%
Samsung Electronics Co., Ltd.	6,960,371	498,266,206

NAVER Corp.	520,654	193,198,418

LG Chem Ltd.	163,215	123,242,025

Mando Corp.[b]	1,966,943	116,296,536

HYBE Co., Ltd.[b]	397,436	103,162,980

Doosan Bobcat, Inc.[b]	2,330,165	99,401,659

HMM Co., Ltd.[b]	2,477,089	96,569,993

Amorepacific Corp.	348,523	77,974,658

NCSoft Corp.	105,881	77,041,412

Samsung Engineering Co., Ltd.[b]	3,010,453	63,813,832

SK IE Technology Co., Ltd.[b,c,d]	257,305	41,812,205

Total South Korea		1,490,779,924

	Shares	Value

TAIWAN: 14.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	23,765,000	$511,851,345

MediaTek, Inc.	5,466,000	188,501,799

Yageo Corp.	6,443,000	129,713,285

Delta Electronics, Inc.	11,361,182	123,426,305

Uni-President Enterprises Corp.	41,964,000	110,195,187

Accton Technology Corp.	9,052,000	107,189,997

Eclat Textile Co., Ltd.	4,055,000	95,476,226

Realtek Semiconductor Corp.	4,633,000	83,926,229

E Ink Holdings, Inc.	20,762,000	55,603,296

Total Taiwan		1,405,883,669

INDIA: 10.9%
Tata Power Co., Ltd.	117,707,984	193,784,329

Titan Co., Ltd.	6,423,426	149,919,504

Housing Development Finance Corp., Ltd.	4,080,319	136,173,098

Dabur India, Ltd.	16,112,505	123,369,805

Ashok Leyland, Ltd.[b]	68,826,160	113,788,123

ICICI Bank, Ltd.[b]	12,676,655	107,921,748

Tata Consultancy Services, Ltd.	2,303,129	103,791,840

Pidilite Industries, Ltd.[b]	3,152,608	91,427,057

PVR, Ltd.[b]	2,054,065	36,920,293

Total India		1,057,095,797

SINGAPORE: 3.4%
Sea, Ltd. ADR[b]	506,000	138,947,600

SATS, Ltd.[b]	35,963,700	105,332,374

Venture Corp., Ltd.	6,271,900	89,725,488

Total Singapore		334,005,462

INDONESIA: 2.0%
PT Bank Central Asia	47,791,100	99,391,336

PT Astra International	268,274,600	91,560,129

Total Indonesia		190,951,465

THAILAND: 1.8%
Central Pattana Public Co., Ltd.	105,748,000	173,476,598

Total Thailand		173,476,598

PHILIPPINES: 1.7%
SM Prime Holdings, Inc.	224,061,771	167,535,689

Total Philippines		167,535,689

VIETNAM: 0.8%
Vietnam Dairy Products JSC	19,619,028	77,072,053

Total Vietnam		77,072,053

TOTAL INVESTMENTS: 96.7%		9,407,172,549
(Cost $6,168,575,472)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.3%		324,236,121

NET ASSETS: 100.0%		$9,731,408,670

26	MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

June 30, 2021

Schedule of Investmentsa (unaudited) (continued)

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2021, the aggregate value is $943,387,055, which is 9.69% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

JSC	Joint Stock Co.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	27

PORTFOLIO MANAGERS

Vivek Tanneeru
Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MASGX	MISFX
CUSIP	577130727	577130719
Inception	4/30/15	4/30/15
NAV	$17.10	$17.09
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.42%	1.29%
After Fee Waiver and Reimbursement[2]	1.38%	1.20%
Portfolio Statistics
Total # of Positions		51
Net Assets		$112.5 million
Weighted Average Market Cap		$31.1 billion
Portfolio Turnover[3]		84.6%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies of any market capitalization located in Asia that Matthews believes satisfy one or more of its environmental, social and governance (“ESG”) standards. Asia consists of all countries and markets in Asia and includes developed, emerging, and frontier countries and markets in the Asia region. The Fund may also invest in convertible securities and fixed-income securities, of any duration or quality, including high yield securities, of Asian companies.

The Fund’s consideration of ESG factors may impact its relative investment performance—positively or negatively—depending on whether such investments are in or out of favor in the market. The ESG factors used in the Fund’s investment process will likely make it perform differently from a fund that relies solely or primarily on financial metrics.

Matthews Asia ESG Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2021, the Matthews Asia ESG Fund returned 14.46% (Investor Class) and 14.54% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 6.51% over the same period. For the quarter ending June 30, the Fund returned 8.99% (Investor Class) and 9.06% (Institutional Class), while the benchmark returned 3.66%.

Market Environment

From early February to early June, value stocks outperformed growth stocks in Asia as investors expected the strong global economic rebound from last year’s COVID-related slowdown to drive profit growth in economic cycle-sensitive industries. This view was further reinforced by investors’ belief that the U.S. Fed would let inflation run ahead of its target for a period of time to enable a stronger economic recovery. This scenario was also very conducive to the outperformance of small-cap stocks in relation to large-cap stocks. Not surprisingly then, the industrials, materials and energy sectors were also the best performing in Asia during the first half of the year, while the performance of consumer staples sector lagged alongside communication services and utilities sectors. However that trend moderated somewhat after the Federal Open Market Committee meeting in June, when the Fed signaled the potential for interest rate hikes sooner than expected, lowering the potential long-term growth overshoot from previous expectations.

During the first half of the year the best performing markets included Taiwan and India, while the worst performing market was COVID-impacted Indonesia. In terms of currencies, the Taiwanese dollar and Chinese renminbi appreciated the most during the first half of 2021. Meanwhile, the Japanese yen and Thai baht depreciated the most.

Performance Contributors and Detractors

For the first half of the year, China and India were the biggest contributors to relative performance, while stock selection in Indonesia, along with our underweight in Taiwan, were notable detractors from relative performance. From a sector perspective, industrials, health care, consumer discretionary, information technology and financials all contributed positively, while the materials sector detracted relative to the benchmark.

Turning to individual securities, Chinese solar inverter manufacturer Ginlong Technologies was among the biggest contributors to absolute performance during the second quarter of 2021. The company specializes in string inverters that are predominantly used in distributed solar panel applications globally. The fast growing underlying market for solar panel installations, potential for market share gains and market share growth in ground-mounted solar power stations have helped drive the stock price higher.

On the other hand, Bank Tabungan Negara was among the biggest detractors to relative performance during the quarter. Bank Tabungan Negara is an Indonesian market leader in mortgage lending and the company specializes in middle- to low income-borrowers. There is a persistent shortage of housing in Indonesia and that demand, in conjunction with the under-penetration of mortgages, offers strong growth prospects for the company. We believe the bank could potentially see a

(continued)

1	Prospectus expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.20% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.20% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.20%. If the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2022 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

28	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2021
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 years	5 years	Since Inception	Inception Date
Investor Class (MASGX)	8.99%	14.46%	62.50%	19.27%	17.32%	12.18%	4/30/15
Institutional Class (MISFX)	9.06%	14.54%	62.77%	19.46%	17.57%	12.42%	4/30/15
MSCI AC Asia ex Japan Index[4]	3.66%	6.51%	40.03%	12.54%	14.82%	8.50%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted Monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
Samsung SDI Co., Ltd., Pfd.	Information Technology	South Korea	6.7%
Shriram City Union Finance, Ltd.	Financials	India	6.1%
Hong Kong Exchanges & Clearing, Ltd.	Financials	China/Hong Kong	5.1%
Bandhan Bank, Ltd.	Financials	India	4.1%
IndusInd Bank, Ltd.	Financials	India	4.0%
Phoenix Mills, Ltd.	Real Estate	India	3.3%
Legend Biotech Corp.	Health Care	United States	3.1%
Micron Technology, Inc.	Information Technology	United States	3.0%
Andes Technology Corp.	Information Technology	Taiwan	2.9%
Wuxi Biologics Cayman, Inc.	Health Care	China/Hong Kong	2.8%
% OF ASSETS IN TOP 10			41.1%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	29

Matthews Asia ESG Fund

Portfolio Manager Commentary  (unaudited) (continued)

sequential improvement in profits driven by reduced credit losses this year. But the Indonesian market in general, and its banking sector in particular, has been negatively affected by the latest wave of COVID infections. We remain positive on the mid- to long-term growth prospects of Bank Tabungan Negara, driven by strong underlying demand, a rebounding property market, supportive government policies in the sector and the potential for the bank to improve its operational efficiencies. The investment case is also supported by very attractive valuations.

Notable Portfolio Changes

During the second quarter we participated in the IPO of Full Truck Alliance (“FTA”), a leading online commercial freight platform in China that is also the world’s largest digital freight platform. FTA acts as an online marketplace that connects truckers with firms that need goods shipped. From the truckers’ perspective, the platform provides a much faster, cheaper and more convenient way to find customers, while at the same time lift earnings potential by offering more pricing transparency, optimized delivery route planning and increased backhaul utilization—all of which increases earning potential and equally important improves the quality of life for millions of truckers in China. From the goods shippers’ perspective, the platform cuts out multiple layers of middlemen thereby meaningfully reducing both the time and cost of finding truckers. The platform also helps reduce emissions by cutting down empty miles and wasted fuel. In 2020, FTA helped reduce an estimated 330,000 tons of CO2 emissions.

Outlook

Looking ahead, earnings growth, liquidity and valuations all appear broadly supportive of Asia’s equity markets. We expect strong corporate earnings across Asia in 2021 as the global recovery continues to expand despite sporadic COVID-19 outbreaks—especially in developing economies. Across the region we see sufficient liquidity—while we have not seen as much uptake in credit, any pick up in credit issuance, especially in South and South East Asia, should further support economic growth. We also see a return to normalcy, leading to better economic prospects for businesses. Many countries in Asia have progressed from recovery to expansion, while others like Indonesia are still getting back to pre-pandemic levels of activity.

For investors interested in ESG (Environmental, Social and Governance) themes, such as reducing carbon emissions, alleviating poverty and creating greater financial inclusion in the developing world, Asia remains an important investment destination, in our view. To tackle these themes globally, we believe we need to include the world’s most populous economies, many of which lie in Asia. As the global economy returns to strength, we seek attractive opportunities for alpha* generation throughout our large, diverse investment universe.

*	Alpha - a commonly quoted indicator of investment performance, is defined as the excess return on an investment relative to the return on a benchmark index.

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	32.3
India	28.7
Taiwan	12.2
South Korea	8.4
United States	6.1
Bangladesh	3.8
Japan	3.3
Singapore	2.7
Indonesia	2.7
Vietnam	1.0
Liabilities in Excess of Cash and Other Assets	-1.1

SECTOR ALLOCATION (%)[7]
Information Technology	25.9
Financials	23.2
Industrials	18.0
Health Care	13.3
Consumer Discretionary	10.0
Real Estate	6.9
Consumer Staples	2.4
Communication Services	1.3
Materials	0.1
Liabilities in Excess of Cash and Other Assets	-1.1

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	25.5
Large Cap ($10B-$25B)	16.1
Mid Cap ($3B-10B)	23.5
Small Cap (under $3B)	36.1
Liabilities in Excess of Cash and Other Assets	-1.1

6	Not all countries are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

30	MATTHEWS ASIA FUNDS

Matthews Asia ESG Fund

June 30, 2021

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 94.3%

	Shares	Value

CHINA/HONG KONG: 32.3%

Hong Kong Exchanges & Clearing, Ltd.	95,900	$5,708,906

Wuxi Biologics Cayman, Inc.[b,c,d]	170,000	3,112,750

Ginlong Technologies Co., Ltd. A Shares	106,590	2,976,141

Innovent Biologics, Inc.[b,c,d]	219,000	2,554,604

Xinyi Glass Holdings, Ltd.	624,000	2,542,457

CSPC Pharmaceutical Group, Ltd.	1,734,960	2,506,069

China Conch Venture Holdings, Ltd.	576,500	2,425,657

Contemporary Amperex Technology Co., Ltd. A Shares	26,700	2,200,445

Hangzhou Tigermed Consulting Co., Ltd. A Shares	71,076	2,119,665

ASM Pacific Technology, Ltd.	145,200	1,966,911

Flat Glass Group Co., Ltd. H Shares	438,000	1,803,826

Full Truck Alliance Co., Ltd. ADR[c]	58,300	1,188,154

JD Health International, Inc.[b,c,d]	77,650	1,109,076

Meituan B Shares[b,c,d]	24,500	1,010,654

New Oriental Education & Technology Group, Inc. ADR[c]	116,100	950,859

OPT Machine Vision Tech Co., Ltd. A Shares	13,300	925,744

RemeGen Co., Ltd. H Shares[b,c,d]	56,500	861,731

Adagene, Inc. ADR[c]	26,900	364,764

Total China/Hong Kong		36,328,413

INDIA: 28.7%
Shriram City Union Finance, Ltd.	295,480	6,818,984

Bandhan Bank, Ltd.[b,c,d]	1,041,180	4,636,154

IndusInd Bank, Ltd.[c]	331,528	4,546,347

Phoenix Mills, Ltd.[c]	337,517	3,704,733

Marico, Ltd.	383,457	2,739,615

NBCC India, Ltd.	3,114,914	2,264,863

Lemon Tree Hotels, Ltd.[b,c,d]	3,929,040	2,221,471

Mahindra & Mahindra, Ltd.	193,162	2,025,183

Indian Railway Catering & Tourism Corp., Ltd.	63,350	1,735,419

Minda Industries, Ltd.	185,558	1,601,409

Total India		32,294,178

TAIWAN: 12.2%
Andes Technology Corp.	179,000	3,234,846

Formosa Sumco Technology Corp.	341,000	2,311,784

M31 Technology Corp.	149,000	2,127,224

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	13,500	1,622,160

Sporton International, Inc.	164,903	1,422,207

Poya International Co., Ltd.[c]	70,000	1,363,209

Merida Industry Co., Ltd.	88,000	988,049

ASMedia Technology, Inc.	13,000	627,031

Total Taiwan		13,696,510

UNITED STATES: 6.1%
Legend Biotech Corp. ADR[c]	84,388	3,464,128

Micron Technology, Inc.[c]	39,600	3,365,208

Total United States		6,829,336

	Shares	Value

BANGLADESH: 3.8%
BRAC Bank, Ltd.	4,672,596	$2,728,966

GrameenPhone, Ltd.	363,819	1,499,833

Total Bangladesh		4,228,799

JAPAN: 3.3%
Koa Corp.	116,200	1,809,049

UT Group Co., Ltd.	41,700	1,216,849

Nidec Corp.	6,300	724,439

Total Japan		3,750,337

SINGAPORE: 2.7%
SATS, Ltd.[c]	542,900	1,590,074

CDL Hospitality Trusts	1,624,600	1,487,724

Total Singapore		3,077,798

INDONESIA: 2.7%
PT Bank Tabungan Negara Persero[c]	17,057,700	1,615,458

PT Summarecon Agung[c]	24,811,591	1,458,274

Total Indonesia		3,073,732

SOUTH KOREA: 1.5%
Eugene Technology Co., Ltd.	43,433	1,744,762

Total South Korea		1,744,762

VIETNAM: 1.0%
Nam Long Investment Corp.	647,269	1,096,780

Total Vietnam		1,096,780

TOTAL COMMON EQUITIES		106,120,645

(Cost $77,461,201)

PREFERRED EQUITIES: 6.8%

SOUTH KOREA: 6.8%
Samsung SDI Co., Ltd., Pfd.	19,454	7,561,526

LG Chem, Ltd., Pfd.	332	113,091

Total South Korea		7,674,617

TOTAL PREFERRED EQUITIES		7,674,617

(Cost $3,334,271)

TOTAL INVESTMENTS: 101.1%		113,795,262
(Cost $80,795,472)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (1.1%)		(1,248,457)

NET ASSETS: 100.0%		$112,546,805

matthewsasia.com | 800.789.ASIA	31

Matthews Asia ESG Fund

June 30, 2021

Schedule of Investmentsa (unaudited) (continued)

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2021, the aggregate value is $15,506,440, which is 13.78% of net assets.

c	Non-income producing security.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

Pfd.	Preferred

See accompanying notes to financial statements.

32	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Michael J. Oh, CFA
Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MATFX	MITEX
CUSIP	577130883	577125859
Inception	12/27/99	4/30/13
NAV	$28.04	$28.28
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.10%	0.95%
Portfolio Statistics
Total # of Positions		40
Net Assets		$2.2 billion
Weighted Average Market Cap		$146.4 billion
Portfolio Turnover[2]		119.8%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that Matthews believes are innovators in their products, services, processes, business models, management, use of technology, or approach to creating, expanding or servicing their markets. Asia consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region.

Matthews Asia Innovators Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2021, the Matthews Asia Innovators Fund returned 5.02% (Investor Class) and 5.09% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 6.51% over the same period. For the quarter ending June 30, the Fund returned 5.77% (Investor Class) and 5.80% (Institutional Class), while the benchmark returned 3.66%.

Market Environment

The first six months of the year has been a volatile period for Asian equity markets. There have been two driving forces going head-to-head during the first half of the year—the ongoing recovery of the economy with improving corporate earnings versus increasing regulatory headwinds. During the first quarter of the year, the market sold off on the back of increasing regulatory challenges, especially within the Chinese internet and education sectors. During the same period equity markets rotated from growth to value.

During the second quarter, growing concerns over inflation and potential interest rate hikes began to fade. As companies reported earnings, the market started to recover as investors shifted their attention back to fundamentals. We might see these two forces continue to pull the market in either direction during the next few quarters. Toward the end of the second quarter, concerns over the rise of the Delta variant of the COVID virus spooked investors again, causing equities to give up some of the gains made during the quarter.

Performance Contributors and Detractors

For the first six month of the year Chinese video content company Bilibili, Inc. and Singapore-based gaming and e-commerce company Sea Ltd. were the largest contributors to the Fund’s absolute and relative performance. Sea’s dual engines of growth—online gaming and e-commerce—continued to show healthy growth, contributing to its strong performance during the period. Bilibili, which caters to young viewers, continued to demonstrate its strong hold on China’s “Generation-Z” cohort (approximate birth years: mid-1990s to early 2010s). Both companies remain as core holdings in the strategy.

During the second quarter, the health care sector in China made the biggest contribution to relative performance, as concerns over rate hikes and inflation subsided. Among individual health care companies, Wuxi Biologics Inc., a CDMOs (Contract Development and Manufacturing Organization) that helps many of large global and smaller regional pharma companies get drugs developed, made the biggest contribution, and was the biggest contributor to absolute performance during the quarter. Chinese information technology company Silergy Corp. was another holding that performed well during the quarter. Silergy, which mainly makes power management analog semiconductors, is in our view well positioned to benefit from the import-substitution trend we have been seeing in China, as the company continued to take market share away from other global semiconductor companies. We expect this trend to continue in coming years.

On the other hand, Chinese e-commerce companies continued to lag in the portfolio. Both Alibaba Group Holding Ltd. and JD.com, Inc. were among the top detractors to absolute performance both during the second quarter and year to date periods. The Chinese internet sector overall remained under pressure from increasing regulatory headwinds, as the Chinese government continued their investigation focusing mainly on consumer privacy and data protection. The sector will continue to be under pressure as the current investigation is on-going. How-

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	33

PERFORMANCE AS OF JUNE 30, 2021
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MATFX)	5.77%	5.02%	54.39%	26.84%	24.73%	15.42%	7.13%		12/27/99
Institutional Class (MITEX)	5.80%	5.09%	54.61%	27.06%	24.95%	n.a.	19.06%		4/30/13
MSCI AC Asia ex Japan Index[3]	3.66%	6.51%	40.03%	12.54%	14.82%	7.34%	7.41%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

4	Calculated from 12/31/99.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
Sea, Ltd.	Communication Services	Singapore	6.3%
Bilibili, Inc.	Communication Services	China/Hong Kong	6.1%
Wuxi Biologics Cayman, Inc.	Health Care	China/Hong Kong	5.0%
Meituan	Consumer Discretionary	China/Hong Kong	4.8%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	4.6%
HDFC Bank, Ltd.	Financials	India	4.5%
JD.com, Inc.	Consumer Discretionary	China/Hong Kong	4.2%
ICICI Bank, Ltd.	Financials	India	3.9%
Silergy Corp.	Information Technology	China/Hong Kong	3.4%
AIA Group, Ltd.	Financials	China/Hong Kong	3.3%
% OF ASSETS IN TOP 10			46.1%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

34	MATTHEWS ASIA FUNDS

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	59.4
India	16.0
South Korea	8.1
Singapore	6.3
Taiwan	3.9
France	1.3
Vietnam	0.8
Cash and Other Assets, Less Liabilities	4.4

SECTOR ALLOCATION (%)[7]
Consumer Discretionary	22.9
Communication Services	18.4
Financials	16.6
Health Care	13.5
Information Technology	10.2
Consumer Staples	8.0
Real Estate	1.9
Energy	1.9
Materials	1.6
Industrials	0.7
Cash and Other Assets, Less Liabilities	4.4

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	68.1
Large Cap ($10B–$25B)	21.8
Mid Cap ($3B–10B)	3.3
Small Cap (under $3B)	2.5
Cash and Other Assets, Less Liabilities	4.4

6	Not all countries are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Asia Innovators Fund

Portfolio Manager Commentary  (unaudited) (continued)

ever, we expect the market to reflect each company’s fundamentals when the investigation is complete. The underlying growth and earnings of Chinese internet companies have been very resilient so far and valuations are now looking very attractive. We continue to be very selective in this sector and will continue to focus on fundamentals.

Notable Portfolio Changes

We continue to reduce our exposure to areas that are highly sensitive to the current regulatory environment. During the quarter, we exited our position in China’s Tal Education Group, which offers after-school education for students in primary and secondary school. Tal Education faces uncertainty that may directly impact their revenue in the face of a potential government crackdown on for-profit education. We will continue to monitor this space until the regulatory framework becomes more transparent. During the quarter, we added Maruti Suzuki India Ltd., a subsidiary of the Japanese automotive manufacturer Suzuki Maruti Suzuki has been introducing energy efficient models in India while also developing hybrid models. We believe that Maruti Suzuki can make a big shift to hybrids and then to electric vehicles in coming years.

Outlook

Looking ahead, while there is some risk of the Delta variant threatening economic recovery in some countries, the COVID vaccination programs across Asia are also picking up pace. Regulatory environment concerns will likely persist during the second half of the year, and we will continue to monitor this situation very closely.

With the on-going concerns over the regulatory environment in China, valuations for innovative companies continue to look attractive in our view. We are also excited to see the pace of innovation picking up across Asia, and we are seeing more “unicorns” going public beyond China, particularly in South Korea, India and Indonesia. We find many innovative companies in Asia at appealing levels today and the current levels continue to provide fertile hunting ground for companies that are innovating in areas such as business strategy, products and services, marketing and human capital. We continue to see many structural growth opportunities driven by rising disposable incomes and growing demand for improving productivity.

matthewsasia.com | 800.789.ASIA	35

Matthews Asia Innovators Fund

June 30, 2021

Schedule of Investmentsa  (unaudited)

COMMON EQUITIES: 95.6%

	Shares	Value

CHINA/HONG KONG: 59.3%
Bilibili, Inc. ADR[b]	1,096,544	$133,602,921

Wuxi Biologics Cayman, Inc.[b,c,d]	6,014,500	110,127,257

Meituan B Shares[b,c,d]	2,535,400	104,588,203

Tencent Holdings, Ltd.	1,342,600	101,087,724

JD.com, Inc. A Shares[b]	2,280,400	90,812,537

Silergy Corp.	554,000	75,190,835

AIA Group, Ltd.	5,774,600	71,637,255

Alibaba Group Holding, Ltd.[b]	2,312,600	65,571,087

Trip.com Group, Ltd. ADR[b]	1,803,456	63,950,550

Innovent Biologics, Inc.[b,c,d]	5,470,000	63,806,781

Zai Lab, Ltd. ADR[b]	258,100	45,681,119

China Resources Mixc Lifestyle Services, Ltd.[c,d]	5,910,600	40,481,109

Shenzhou International Group Holdings, Ltd.	1,509,100	38,108,992

WuXi AppTec Co., Ltd. H Shares[c,d]	1,561,800	36,454,884

China Mengniu Dairy Co., Ltd.	5,902,000	35,655,479

Wuliangye Yibin Co., Ltd. A Shares	677,824	31,160,886

Baidu, Inc. ADR[b]	150,200	30,625,780

XPeng, Inc. ADR[b]	681,100	30,254,462

Yidu Tech, Inc.[b,c,d]	5,587,700	29,331,871

Huazhu Group, Ltd. ADR[b]	522,800	27,609,068

Yatsen Holding, Ltd. ADR[b]	2,828,200	26,500,234

JD Logistics, Inc.[b,c,d]	2,791,000	15,205,402

Kingdee International Software Group Co., Ltd.[b]	3,274,000	11,088,587

Zhaoke Ophthalmology, Ltd.[b,c,d]	6,363,867	9,638,870

Haidilao International Holding, Ltd.[c,d]	1,798,000	9,467,696

Total China/Hong Kong		1,297,639,589

INDIA: 15.9%
HDFC Bank, Ltd.	4,887,351	98,714,054

ICICI Bank, Ltd.[b]	10,090,340	85,903,350

Bajaj Finance, Ltd.[b]	736,538	59,739,684

Reliance Industries, Ltd.	1,494,494	42,497,993

Dabur India, Ltd.	4,574,595	35,026,639

Maruti Suzuki India, Ltd.	266,397	26,976,317

Total India		348,858,037

SOUTH KOREA: 8.1%
Samsung Electronics Co., Ltd.	692,045	49,540,842

KB Financial Group, Inc.	949,460	47,121,743

LG Household & Health Care, Ltd.	29,220	45,718,279

LG Chem Ltd.	46,647	35,222,686

Total South Korea		177,603,550

SINGAPORE: 6.3%
Sea, Ltd. ADR[b]	499,100	137,052,860

Total Singapore		137,052,860

TAIWAN: 3.9%
Alchip Technologies, Ltd.	2,032,000	44,508,230

Taiwan Semiconductor Manufacturing Co., Ltd.	1,937,000	41,719,169

Total Taiwan		86,227,399

	Shares	Value

FRANCE: 1.3%
LVMH Moet Hennessy Louis Vuitton SE	34,961	$27,502,316

Total France		27,502,316

VIETNAM: 0.8%
Mobile World Investment Corp.	2,575,516	17,005,356

Total Vietnam		17,005,356

TOTAL INVESTMENTS: 95.6%		2,091,889,107
(Cost $1,699,940,884)

CASH AND OTHER ASSETS, LESS LIABILITIES: 4.4%		95,157,381

NET ASSETS: 100.0%		$2,187,046,488

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2021, the aggregate value is $419,102,073, which is 19.16% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

36	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Andrew Mattock, CFA
Lead Manager

Winnie Chwang
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MCHFX	MICFX
CUSIP	577130701	577130818
Inception	2/19/98	10/29/10
NAV	$28.89	$28.86
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.09%	0.93%
Portfolio Statistics
Total # of Positions		59
Net Assets		$1.8 billion
Weighted Average Market Cap		$175.1 billion
Portfolio Turnover[2]		52.6%
Benchmarks
MSCI China Index
MSCI China All Shares Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong.

Matthews China Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2021, the Matthews China Fund returned 7.00% (Investor Class) and 7.13% (Institutional Class), while its benchmark, the MSCI China Index, returned 1.89% over the same period. For the quarter ending June 30, 2021, the Matthews China Fund returned 4.33% (Investor Class) and 4.38% (Institutional Class), while the benchmark returned 2.32%.

Market Environment

China equity markets recovered in the second quarter post a volatile first quarter, driven by resilient first quarter results coming out of A-shares. Investors used the opportunity of the correction seen in the first quarter of 2021 to buy back into areas of secular growth including that of health care, consumer discretionary and information technology sectors. On the other hand, real estate in China saw weakness on continued policy tightness. The financials sector also saw a pullback over the second quarter as investors continued their focus on growth opportunities in China.

China’s macro environment remained relatively stable and the central bank’s monetary policy remained largely unchanged. Consumption industries in China largely remain on a recovery track although consumption patterns have not entirely recovered to pre-COVID levels. Industrial industries continue to face worries of raw material cost inflation but we note that this is a manageable risk. A slower pace of increase is expected in the second half of the year and a still strong consumer demand will facilitate the ability of companies to pass on costs through higher prices in our view. Valuations in China remain attractive at mid-teens price-to-earnings multiple coupled with low teens earning per share (EPS) growth given that the quality of earnings growth continues to become more secular and higher quality in nature.

YTD Contributors and Detractors

Strong stock selection drove the Fund’s outperformance in the first half. From a sector perspective, stock selection in financials and information technology contributed to relative performance. Among the portfolio’s financials holdings, our holding in China’s premiere banking franchise, China Merchants Bank Co., did well given attractive valuations and the bank’s ability to continue to provide financial solutions to high net worth individuals. Elsewhere in financials, our holdings in brokerages also did well. Our overweight in brokerages stems from cheap valuations and still strong fundamentals and earnings growth given the brokerages’ ability to expand service offerings as China’s capital markets deepen.

On the other hand, stock selection in the consumer discretionary and real estate sectors detracted from relative performance. The portfolio’s holding Midea Group Co., a domestic demand-oriented consumer discretionary company, suffered from weaker performance given concerns about rising raw material prices compressing margins. However, we believe that consumer demand still remains resilient in China, which will likely facilitate the ability to pass on prices in the near future. In real estate, a continued tighter policy environment resulted in the weak performance of Times China Holdings, a southern China focused developer. We believe that this presents the opportunity for market consolidation over the longer term, and that leading regional players such as Times China should be able to grow market share under these conditions given their strong balance sheets. Real estate opportunities in China are also attractively valued and may offer high dividend yields making the risk reward still favorable in our view.

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	37

PERFORMANCE AS OF JUNE 30, 2021
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MCHFX)	4.33%	7.00%	36.31%	17.46%	22.71%	8.81%	11.27%		2/19/98
Institutional Class (MICFX)	4.38%	7.13%	36.48%	17.69%	22.94%	8.99%	8.23%		10/29/10
MSCI China Index[3]	2.32%	1.89%	27.54%	10.53%	16.75%	7.93%	5.74%	[4]
MSCI China All Shares Index[3]	4.73%	3.17%	32.40%	13.49%	14.75%	7.63%	n.a.	[5]
Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

4	Calculated from 2/28/98.

5	Index performance data prior to 11/25/08 is not available.

TOP TEN HOLDINGS[5]
	Sector	% of Net Assets
Alibaba Group Holding, Ltd.	Consumer Discretionary	9.3%
Tencent Holdings, Ltd.	Communication Services	8.9%
JD.com, Inc.	Consumer Discretionary	4.4%
China Merchants Bank Co., Ltd.	Financials	4.1%
China International Capital Corp., Ltd.	Financials	3.8%
AIA Group, Ltd.	Financials	2.9%
Meituan	Consumer Discretionary	2.9%
China Construction Bank Corp.	Financials	2.8%
CITIC Securities Co., Ltd.	Financials	2.8%
Pharmaron Beijing Co., Ltd.	Health Care	2.6%
% OF ASSETS IN TOP 10		44.5%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

38	MATTHEWS ASIA FUNDS

COUNTRY ALLOCATION (%)[6]
China/Hong Kong	98.1
Cash and Other Assets, Less Liabilities	1.9

SECTOR ALLOCATION (%)[6]
Financials	21.9
Consumer Discretionary	21.8
Information Technology	12.6
Communication Services	11.4
Industrials	9.5
Health Care	7.8
Materials	7.1
Real Estate	4.0
Utilities	1.1
Consumer Staples	0.9
Cash and Other Assets, Less Liabilities	1.9

MARKET CAP EXPOSURE (%)[6]
Mega Cap (over $25B)	61.9
Large Cap ($10B–$25B)	17.6
Mid Cap ($3B–10B)	17.4
Small Cap (under $3B)	1.2
Cash and Other Assets, Less Liabilities	1.9

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews China Fund

Portfolio Manager Commentary  (unaudited) (continued)

YTD Portfolio Changes

Chinese growth stocks recovered in the second quarter after a healthy correction in the first quarter of 2021. During the second quarter, we continued to take the opportunity to reallocate capital into areas of reasonable valuations and high-quality growth opportunities. We consolidated our smaller positions and added positions in financials, information technology, materials and industrials. Taking an all-shares approach to investing in Chinese equities, we continue to find interesting opportunities in the Hong Kong (H-shares) market in terms of both valuation and quality. We also continue to find opportunities in domestic A-shares and added some holdings over the quarter which increased the Fund’s overall exposures in A-shares.

Outlook

First quarter earnings in China point to a continued recovery in China’s economy. Encouragingly, China’s economy continues to benefit from growth coming from a broad range of different sectors and industries. As a result, cheaper parts of the market have also seen performance recovery given continued earnings delivery. Looking ahead to the rest of the year, we continue to expect corporate earnings to remain on track. While market concerns of increased regulatory scrutiny may persist over the near term, we remain focused on the longer-term fundamentals of the domestic growth engine. Among the most attractive themes from a secular growth perspective include technology upgrades, health and wellness trends, and services that enhance quality of life and premium consumer goods.

matthewsasia.com | 800.789.ASIA	39

Matthews China Fund

June 30, 2021

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.1%

	Shares	Value

FINANCIALS: 21.9%
Capital Markets: 11.2%
China International Capital Corp., Ltd. H Shares[b,c]	25,552,000	$68,714,907

CITIC Securities Co., Ltd. H Shares	19,972,000	50,043,011

China Merchants Securities Co., Ltd. H Shares[b,c]	22,072,400	30,690,907

Hong Kong Exchanges & Clearing, Ltd.	509,200	30,312,564

Futu Holdings, Ltd. ADR[d]	133,200	23,854,788

		203,616,177

Banks: 6.9%
China Merchants Bank Co., Ltd. A Shares	8,862,423	74,204,102

China Construction Bank Corp. H Shares	64,366,660	50,508,757

		124,712,859

Insurance: 3.8%
AIA Group, Ltd.	4,263,000	52,884,982

Ping An Insurance Group Co. of China, Ltd. A Shares	1,567,347	15,563,839

		68,448,821

Total Financials		396,777,857

CONSUMER DISCRETIONARY: 21.8%
Internet & Direct Marketing Retail: 16.5%
Alibaba Group Holding, Ltd.[d]	5,934,900	168,277,196

Meituan B Shares[b,c,d]	1,260,800	52,009,469

JD.com, Inc. ADR[d]	499,389	39,856,236

JD.com, Inc. A Shares[d]	998,780	39,774,489

		299,917,390

Specialty Retail: 3.7%
Zhongsheng Group Holdings, Ltd.	4,093,500	34,051,127

China Yongda Automobiles Services Holdings, Ltd.	18,572,000	33,238,544

		67,289,671

Household Durables: 1.6%
Midea Group Co., Ltd. A Shares	2,537,352	27,959,917

Total Consumer Discretionary		395,166,978

INFORMATION TECHNOLOGY: 12.6%
Software: 4.7%
Kingsoft Corp., Ltd.	4,617,000	27,650,750

Thunder Software Technology Co., Ltd. A Shares	1,132,066	27,446,826

Weimob, Inc.[b,c,d]	6,194,000	13,668,545

Sangfor Technologies, Inc. A Shares	214,909	8,603,978

Kingdee International Software Group Co., Ltd.[d]	2,299,000	7,786,396

		85,156,495

Semiconductors & Semiconductor Equipment: 4.2%
LONGi Green Energy Technology Co., Ltd. A Shares	2,076,282	28,457,118

Gigadevice Semiconductor Beijing, Inc. A Shares	809,187	23,471,355

NAURA Technology Group Co., Ltd. A Shares	306,841	13,141,915

Shenzhen SC New Energy Technology Corp. A Shares	579,456	10,362,104

		75,432,492

	Shares	Value
Electronic Equipment, Instruments & Components: 3.0%
Wingtech Technology Co., Ltd. A Shares	1,637,935	$24,502,859

Wuxi Lead Intelligent Equipment Co., Ltd. A Shares	2,631,916	24,449,432

Luxshare Precision Industry Co., Ltd. A Shares	865,562	6,152,863

		55,105,154

IT Services: 0.7%
Kingsoft Cloud Holdings, Ltd. ADR[d]	362,500	12,299,625

Total Information Technology		227,993,766

COMMUNICATION SERVICES: 11.4%
Interactive Media & Services: 9.7%
Tencent Holdings, Ltd.	2,137,900	160,967,857

Kuaishou Technology[b,c,d]	648,900	16,319,351

		177,287,208

Entertainment: 1.7%
Bilibili, Inc. ADR[d]	249,100	30,350,344

Total Communication Services		207,637,552

INDUSTRIALS: 9.5%
Machinery: 4.2%
Estun Automation Co., Ltd. A Shares[d]	6,609,325	39,845,872

Jiangsu Hengli Hydraulic Co., Ltd. A Shares	1,432,808	19,008,879

Weichai Power Co., Ltd. A Shares	6,536,261	18,030,658

		76,885,409

Electrical Equipment: 3.0%
Sungrow Power Supply Co., Ltd. A Shares	2,379,174	42,227,830

Sunwoda Electronic Co., Ltd. A Shares	2,491,112	12,528,850

		54,756,680

Building Products: 1.6%
Xinyi Glass Holdings, Ltd.	7,166,000	29,197,517

Air Freight & Logistics: 0.7%
JD Logistics, Inc.[b,c,d]	2,275,100	12,394,772

Total Industrials		173,234,378

HEALTH CARE: 7.8%
Life Sciences Tools & Services: 4.9%
Pharmaron Beijing Co., Ltd. A Shares	1,398,892	46,847,824

Wuxi Biologics Cayman, Inc.[b,c,d]	1,276,000	23,363,934

Hangzhou Tigermed Consulting Co., Ltd. A Shares	620,486	18,504,454

		88,716,212

Biotechnology: 2.0%
Shenzhen New Industries Biomedical Engineering Co., Ltd. A Shares	2,154,057	20,519,730

Innovent Biologics, Inc.[b,c,d]	1,373,500	16,021,684

		36,541,414

Health Care Providers & Services: 0.9%
Dian Diagnostics Group Co., Ltd. A Shares	2,879,016	17,025,822

New Horizon Health, Ltd.[b,c,d]	6,000	61,161

		17,086,983

Total Health Care		142,344,609

40	MATTHEWS ASIA FUNDS

Matthews China Fund

June 30, 2021

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value

MATERIALS: 7.1%
Chemicals: 3.8%
Shandong Sinocera Functional Material Co., Ltd. A Shares	4,055,666	$30,522,501

Sinoma Science & Technology Co., Ltd. A Shares	5,229,952	21,142,088

Lianhe Chemical Technology Co., Ltd. A Shares	2,025,600	8,733,013

Wanhua Chemical Group Co., Ltd. A Shares	491,018	8,254,886

		68,652,488

Metals & Mining: 2.0%

Zijin Mining Group Co., Ltd. H Shares	13,694,000	18,375,821

MMG, Ltd.[d]	40,456,000	17,771,300

		36,147,121

Construction Materials: 1.3%
China Jushi Co. Ltd. A Shares	7,234,200	17,325,821
Anhui Conch Cement Co., Ltd. A Shares	1,192,144	7,563,011

		24,888,832

Total Materials		129,688,441

REAL ESTATE: 4.0%
Real Estate Management & Development: 4.0%
CIFI Holdings Group Co., Ltd.	42,050,000	32,800,143

Times China Holdings, Ltd.	19,592,000	22,407,373

KE Holdings, Inc. ADR[d]	354,800	16,916,864

Total Real Estate		72,124,380

UTILITIES: 1.1%
Gas Utilities: 1.1%
ENN Energy Holdings, Ltd.	1,019,400	19,374,457

Total Utilities		19,374,457

CONSUMER STAPLES: 0.9%
Beverages: 0.9%
Wuliangye Yibin Co., Ltd. A Shares	363,896	16,729,006

Total Consumer Staples		16,729,006

TOTAL INVESTMENTS: 98.1%		1,781,071,424
(Cost $1,391,223,002)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.9%		34,697,551

NET ASSETS: 100.0%		$1,815,768,975

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2021, the aggregate value is $233,244,730, which is 12.85% of net assets.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d	Non-income producing security.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	41

PORTFOLIO MANAGERS

Winnie Chwang	Andrew Mattock, CFA
Lead Manager	Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MCSMX	MICHX
CUSIP	577125404	577125842
Inception	5/31/11	11/30/17
NAV	$22.40	$22.47
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.52%	1.37%
After Fee Waiver and Reimbursement[2]	1.43%	1.20%
Portfolio Statistics
Total # of Positions		66
Net Assets		$499.9 million
Weighted Average Market Cap		$6.2 billion
Portfolio Turnover[3]		152.9%
Benchmark
MSCI China Small Cap Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in China. China includes its administrative and other districts, such as Hong Kong. The Fund defines Small Companies as companies with market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark, the MSCI China Small Cap Index.

Matthews China Small Companies Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2021, the Matthews China Small Companies Fund returned 12.79% (Investor Class) and 12.91% (Institutional Class), while its benchmark, the MSCI China Small Cap Index, returned 17.92% over the same period. For the quarter ending June 30, 2021, the Fund returned 11.66% (Investor Class) and 11.74% (Institutional Class), while the benchmark returned 4.96%.

Market Environment

China’s macro environment remained relatively stable and the central bank’s monetary policy remained largely unchanged. Consumption industries in China largely remain on a recovery track although consumption patterns have not entirely recovered to pre-COVID levels. Industrial industries continue to face worries of raw material cost inflation but we note that this is a manageable risk. A slower pace of increase is expected in the second half of the year and a still strong consumer demand will facilitate the ability of companies to pass on costs through higher prices in our view.

China equity markets recovered in the second quarter post a volatile first quarter, driven by resilient first quarter results coming out of A-shares. Small caps rallied strongly while many of the larger internet companies had a hard quarter as regulatory concerns continued to weigh on sentiment. Investors used the opportunity of the correction seen in the first quarter of 2021 to buy back into areas of secular growth including that of health care and continued to favor cheaper areas such as the materials sectors. On the other hand, real estate in China saw weakness on continued policy tightness.

Performance Contributors and Detractors

During the first half of the year, our stock selection within the consumer discretionary and industrials sectors contributed to the Fund’s relative performance. Among individual securities, contributors to performance included Estun Automation Co. and Ginlong Technologies. Estun is China’s leading robot manufacturer with strong technical capabilities and an 80% overall rate in component self-sufficiency. Amid recovery in the industrial automation industry in China, the company has seen a rebound in orders, creating positive sentiment and leading to stock price gains in the month. We believe local companies, through price competitiveness and improving quality, stand to gain market share against foreign competitors in this industry, where foreigners still hold the lion’s share of the market. Chinese solar inverter manufacturer Ginlong Technologies specializes in string inverters that are predominantly used in distributed solar panel applications globally. The fast growing underlying market for solar panel installations, potential for market share gains and market share growth in ground-mounted solar power stations have helped drive the stock price higher.

On the other hand, our overweight to, and stock selection within, the information technology sector, as well as stock selection in the consumer staples sector, detracted from the Fund’s relative performance in the first half of the year. One notable detractor within the information technology sector was Alchip Technologies. Alchip is an integrated circuit (“IC”) design service firm that provides high performance chip designs to global customers. One of Alchip’s largest customers is China’s up-and-coming chip manufacturer, Phytium Technology.

(continued)

1	Prospectus expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.20% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.20% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.20%. If the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2022 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

42	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2021
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception date
Investor Class (MCSMX)	11.66%	12.79%	30.59%	28.17%	29.66%	13.75%	13.17%		05/31/11
Institutional Class (MICHX)	11.74%	12.91%	30.95%	28.45%	n.a.	n.a.	28.51%		11/30/17
MSCI China Small Cap Index[4]	4.96%	17.92%	52.68%	8.45%	11.05%	4.58%	3.94%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 93 for index definition.

5	Calculated from 5/31/11

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
KWG Living Group Holdings, Ltd.	Real Estate	4.0%
360 DigiTech, Inc.	Financials	3.5%
Ginlong Technologies Co., Ltd.	Industrials	2.9%
Alchip Technologies, Ltd.	Information Technology	2.8%
KWG Group Holdings, Ltd.	Real Estate	2.7%
Estun Automation Co., Ltd.	Industrials	2.6%
China Meidong Auto Holdings, Ltd.	Consumer Discretionary	2.6%
Pharmaron Beijing Co., Ltd.	Health Care	2.5%
China Yongda Automobiles Services Holdings, Ltd.	Consumer Discretionary	2.5%
Pan Jit International, Inc.	Information Technology	2.4%
% OF ASSETS IN TOP 10		28.5%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	43

Matthews China Small Companies Fund

Portfolio Manager Commentary  (unaudited) (continued)

Unfortunately, Phytium was placed on the U.S. Department of Commerce’s entity list, which may restrict Alchip’s ability to continue to supply services and goods to this customer. Unless this issue resolves, Alchip will see a loss of revenue from this client. We continue to see the opportunity for a growing design service business for Alchip however, given more IC design activity in chips that require larger computing capabilities. This potential loss of revenue in our view will likely be offset by growing revenues from other customers.

Notable Portfolio Changes

Chinese growth stocks recovered in the second quarter of 2021, after a healthy correction in the first quarter. During the second quarter, we continued to take the opportunity to reallocate capital into areas where we see some of the most attractive investment prospects from a secular growth perspective, including in the information technology and health care sectors. Within this theme, we recently added Burning Rock Biotech to the portfolio. Burning Rock is a leading provider of next-generation sequencing (“NGS”)-based diagnostic tools, and is in the process of launching NGS cancer screening tools. We believe that disease preventative tools will proliferate in China’s healthcare industry over the next decade and that Burning Rock will benefit from increased adoption and use of their screening products.

Outlook

First quarter earnings in China point to a continued recovery in China’s economy. Encouragingly, China’s economy continues to benefit from growth coming from a broad range of different sectors and industries. As a result, cheaper parts of the market have also seen performance recovery given continued earnings delivery. Looking ahead to the rest of the year, we continue to expect corporate earnings to remain on track. While market concerns of increased regulatory scrutiny may persist over the near term, we remain focused on the longer-term fundamentals of the domestic growth engine.

Looking ahead, we expect China small companies to remain engines of growth for China’s broader economy. Among the most attractive themes from a secular growth perspective include technology upgrades, health and wellness trends, premium consumer goods and services that enhance quality of life.

We continue to focus on innovative, efficient and sustainable growth companies, with an emphasis on businesses oriented toward domestic demand and rising income levels.

COUNTRY ALLOCATION (%)[7]
China/Hong Kong	88.1
Taiwan	9.1
United States	1.0
Cash and Other Assets, Less Liabilities	1.8

SECTOR ALLOCATION (%)[7]
Information Technology	20.2
Industrials	16.1
Consumer Discretionary	14.4
Health Care	13.2
Real Estate	8.9
Financials	8.9
Materials	8.4
Communication Services	3.2
Consumer Staples	3.1
Utilities	1.8
Cash and Other Assets, Less Liabilities	1.8

MARKET CAP EXPOSURE (%)[7,8]
Mega Cap (over $25B)	3.5
Large Cap ($10B-$25B)	8.9
Mid Cap ($3B-10B)	58.7
Small Cap (under $3B)	27.1
Cash and Other Assets, Less Liabilities	1.8

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

8

The Fund defines Small Companies as companies with market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark, the MSCI China Small Cap Index.

44	MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund

June 30, 2021

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.2%

	Shares	Value

INFORMATION TECHNOLOGY: 20.2%
Semiconductors & Semiconductor Equipment: 10.4%
Alchip Technologies, Ltd.	636,000	$13,930,726

Pan Jit International, Inc.	3,892,000	12,026,237

Silergy Corp.	63,000	8,550,583

StarPower Semiconductor, Ltd. A Shares	124,292	6,145,440

Flat Glass Group Co., Ltd. H Shares	1,492,000	6,144,540

Daqo New Energy Corp. ADR[b]	80,100	5,208,102

		52,005,628

Software: 3.8%
Kingsoft Corp., Ltd.	1,640,000	9,821,796

Weimob, Inc.[b,c,d]	3,078,000	6,792,344

Kingdee International Software Group Co., Ltd.[b]	652,000	2,208,234

		18,822,374

IT Services: 3.0%
Chinasoft International, Ltd.	5,250,000	9,549,092

21Vianet Group, Inc. ADR[b]	235,100	5,395,545

		14,944,637

Communications Equipment: 2.1%
Accton Technology Corp.	889,000	10,527,166

Electronic Equipment, Instruments & Components: 0.9%
Kingboard Holdings, Ltd.	830,500	4,604,547

China High Precision Automation Group, Ltd.[b,e]	195,000	251

		4,604,798

Total Information Technology		100,904,603

INDUSTRIALS: 16.1%
Electrical Equipment: 6.0%
Ginlong Technologies Co., Ltd. A Shares	511,037	14,268,866

Zhejiang HangKe Technology, Inc., Co. A Shares	838,805	11,025,119

Hongfa Technology Co., Ltd. A Shares	481,855	4,668,533

		29,962,518

Machinery: 5.5%
Estun Automation Co., Ltd. A Shares[b]	2,173,700	13,104,662

Airtac International Group	307,000	11,825,623

Leader Harmonious Drive Systems Co., Ltd. A Shares	63,389	1,375,367

Hefei Meiya Optoelectronic Technology, Inc. A Shares	154,200	1,328,608

		27,634,260

Transportation Infrastructure: 2.9%
Hainan Meilan International Airport Co., Ltd. H Shares[b]	1,735,000	7,231,931

Yuexiu Transport Infrastructure, Ltd.	12,216,000	7,074,680

		14,306,611

Marine: 1.5%
SITC International Holdings Co., Ltd.	1,850,500	7,733,139

	Shares	Value
Professional Services: 0.2%
Centre Testing International Group Co., Ltd. A Shares	216,559	$1,066,355

Total Industrials		80,702,883

CONSUMER DISCRETIONARY: 14.4%
Specialty Retail: 5.1%
China Meidong Auto Holdings, Ltd.	2,344,000	12,769,753

China Yongda Automobiles Services Holdings, Ltd.	6,928,500	12,400,024

		25,169,777

Diversified Consumer Services: 2.3%
China Yuhua Education Corp., Ltd.[c,d]	12,834,000	11,631,689

Textiles, Apparel & Luxury Goods: 2.0%
Xtep International Holdings, Ltd.	5,385,500	10,147,166

Hotels, Restaurants & Leisure: 1.9%
Jiumaojiu International Holdings, Ltd.[c,d]	1,293,000	5,284,878

BTG Hotels Group Co., Ltd. A Shares	1,132,300	4,174,082

		9,458,960

Household Durables: 1.3%
Q Technology Group Co., Ltd.[d]	3,136,000	6,421,809

Automobiles: 0.9%
Niu Technologies ADR[b]	139,700	4,561,205

Internet & Direct Marketing Retail: 0.9%
Maoyan Entertainment[b,c,d]	2,776,000	4,366,709

Total Consumer Discretionary		71,757,315

HEALTH CARE: 13.2%
Biotechnology: 6.5%
Shenzhen New Industries Biomedical Engineering Co., Ltd. A Shares	1,043,765	9,942,994

InnoCare Pharma, Ltd.[b,c,d]	2,044,000	7,522,750

Innovent Biologics, Inc.[b,c,d]	505,500	5,896,587

Legend Biotech Corp. ADR[b]	127,300	5,225,665

Burning Rock Biotech, Ltd. ADR[b]	134,500	3,962,370

		32,550,366

Life Sciences Tools & Services: 2.5%
Pharmaron Beijing Co., Ltd. H Shares[c,d]	473,100	12,596,798

Pharmaceuticals: 1.9%
Sihuan Pharmaceutical Holdings Group, Ltd.	22,264,000	9,512,170

Health Care Equipment & Supplies: 1.4%
Peijia Medical, Ltd.[b,c,d]	1,487,000	6,919,552

Health Care Providers & Services: 0.9%
Dian Diagnostics Group Co., Ltd. A Shares	733,152	4,335,688

Total Health Care		65,914,574

MATERIALS: 10.2%
Chemicals: 8.2%
Sinoma Science & Technology Co., Ltd. A Shares	2,613,700	10,565,886

Jiangsu Cnano Technology Co., Ltd. A Shares	540,140	9,861,715

ENN Natural Gas Co., Ltd. A Shares	3,481,542	8,884,018

matthewsasia.com | 800.789.ASIA	45

Matthews China Small Companies Fund

June 30, 2021

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value

Asia Cuanon Technology Shanghai Co., Ltd. A Shares	519,500	$4,419,489

China BlueChemical, Ltd. H Shares	14,482,000	4,235,351

Dongyue Group, Ltd.	3,682,000	3,079,106

		41,045,565

Construction Materials: 1.2%
Keshun Waterproof Technologies Co., Ltd. A Shares	905,100	4,392,370

Asia Cement China Holdings Corp.	2,313,500	1,812,466

		6,204,836

Metals & Mining: 0.8%
MMG, Ltd.[b]	8,756,000	3,846,290

Total Materials		51,096,691

REAL ESTATE: 8.9%
Real Estate Management & Development: 8.9%
KWG Living Group Holdings, Ltd.[b,d]	15,573,000	19,927,249

KWG Group Holdings, Ltd.	10,079,000	13,479,539

Times China Holdings, Ltd.	9,742,000	11,141,927

Total Real Estate		44,548,715

FINANCIALS: 8.9%
Capital Markets: 3.6%
China Renaissance Holdings, Ltd.[c,d]	2,264,200	6,851,588

Haitong International Securities Group, Ltd.	22,370,000	6,160,657

China Merchants Securities Co., Ltd. H Shares[c,d]	3,382,600	4,703,388

		17,715,633

Consumer Finance: 3.5%
360 DigiTech, Inc. ADR[b]	421,200	17,623,008

Diversified Financial Services: 1.8%
Chailease Holding Co., Ltd.	1,244,000	9,037,519

Total Financials		44,376,160

COMMUNICATION SERVICES: 3.2%
Entertainment: 2.2%
XD, Inc.[b,d]	661,200	5,822,358

Bilibili, Inc. ADR[b]	42,000	5,117,280

		10,939,638

Media: 1.0%
iClick Interactive Asia Group, Ltd. ADR[b]	477,500	5,271,600

Total Communication Services		16,211,238

	Shares	Value

CONSUMER STAPLES: 3.1%
Food Products: 3.1%
Yantai China Pet Foods Co., Ltd. A Shares	1,073,398	$6,810,176

China Modern Dairy Holdings, Ltd.	20,451,000	4,524,077

COFCO Joycome Foods, Ltd.[d]	10,649,000	4,262,368

Total Consumer Staples		15,596,621

TOTAL INVESTMENTS: 98.2%		491,108,800
(Cost $415,357,839)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.8%		8,764,873

NET ASSETS: 100.0%		$499,873,673

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2021, the aggregate value is $72,566,283, which is 14.52% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

e	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. The aggregate value of Level 3 security is $251 and 0.00% of net assets.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

46	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Peeyush Mittal,CFA
Lead Manager

Sharat Shroff, CFA
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MINDX	MIDNX
CUSIP	577130859	577130768
Inception	10/31/05	10/29/10
NAV	$29.19	$29.60
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.15%	1.03%
Portfolio Statistics
Total # of Positions		63
Net Assets		$754.8 million
Weighted Average Market Cap		$49.3 billion
Portfolio Turnover[2]		57.4%
Benchmark
S&P Bombay Stock Exchange 100 Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

Matthews India Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2021, the Matthews India Fund returned 11.03% (Investor Class) and 11.07% (Institutional Class) while its benchmark, the S&P Bombay Stock Exchange 100 Index, returned 12.28% over the same period. For the quarter ending June 30, the Fund returned 7.87% (Investor Class) and 7.91% (Institutional Class), while its benchmark returned 6.39%.

Market Environment

Indian equity markets have been fairly resilient despite a vicious second COVID wave, punchy equity valuations and higher-than-normal inflation outlook. Overall economic sentiment at the start of the year was very robust, as consumer demand and industrial activity continued to recover from last year’s COVID-induced slowdown. Additionally, a pro-growth budget presented by India’s central government, with an emphasis on higher infrastructure spending in the coming years, helped boost consumer confidence. India’s central bank also continued with its accommodative monetary policy, despite inflationary pressures being visible across sectors. However, economic recovery was impaired as a second wave of COVID infections began to engulf India in April. The health impact of this second wave was far worse than the first wave, as it exposed the country’s inadequate health infrastructure, and consequently fatalities were much greater. The crisis began to ease somewhat after many state governments imposed localized lockdowns in the most affected cities and towns. While lockdowns in some parts of the country have continued, the month of June has seen a return to normalcy in mobility across the country.

Indian equities have provided positive returns over the last six months despite many adverse economic events. In part, this is because many Indians are diverting their financial savings from fixed deposits to equity markets given the low interest rates prevailing in the economy despite high inflation. As a result, the number of individual brokerage accounts have doubled in last 12 months.

Performance Contributors and Detractors

For the first six month of the year, our strong stock selection in health care, information technology and consumer staples sectors contributed to performance. On the other hand, stock selection in financials, consumer discretionary and materials sectors detracted.

Security selection within the health care sector continued to be a bright spot. Laurus Labs, a mid-cap pharmaceutical company focused on producing medication targeting HIV disease treatment in poor countries in Africa, contributed the most to Fund’s absolute and relative performance during the first half of the year. From being an API (active pharmaceutical ingredient) manufacturer, Laurus Labs has evolved into a fully vertically integrated manufacturer, which has helped it gain market share and improve its margins. Laurus Labs is also diversifying into other types of therapies in an effort to reduce its reliance on anti-virals, which we think is a much larger market and will likely allow the company to scale its business beyond current levels.

On the other hand, Bandhan Bank Ltd., a financial services company providing full service banking including microfinance products to traditionally underserved markets, detracted the most during the period. Bandhan Bank has had many external headwinds negatively impact its business in the last few years. However, despite the headwinds, Bandhan Bank continues to be a very well capitalized, profitable company. We expect the business will begin to normalize as COVID vaccination efforts gather steam and the impact of the pandemic starts to recede.

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	47

PERFORMANCE AS OF JUNE 30, 2021
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MINDX)	7.87%	11.03%	60.37%	6.62%	8.71%	7.73%	10.84%		10/31/05
Institutional Class (MIDNX)	7.91%	11.07%	60.59%	6.77%	8.89%	7.92%	6.73%		10/29/10
S&P Bombay Stock Exchange 100 Index[3]	6.39%	12.28%	58.46%	11.73%	12.96%	6.86%	10.78%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from S&P BSE 100 Index and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

4	Calculated from 10/31/05.

TOP TEN HOLDINGS[5]
	Sector	% of Net Assets
Reliance Industries, Ltd.	Energy	8.0%
HDFC Bank, Ltd.	Financials	7.7%
Infosys, Ltd.	Information Technology	6.4%
ICICI Bank, Ltd.	Financials	5.1%
Bajaj Finance, Ltd.	Financials	3.9%
Tata Consultancy Services, Ltd.	Information Technology	3.8%
Shriram City Union Finance, Ltd.	Financials	3.4%
Housing Development Finance Corp., Ltd.	Financials	3.3%
Info Edge India, Ltd.	Communication Services	3.0%
Kotak Mahindra Bank, Ltd.	Financials	2.8%
% OF ASSETS IN TOP 10		47.4%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

48	MATTHEWS ASIA FUNDS

Matthews India Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes

We made a few changes to the portfolio in the second quarter, including initiating a position in Ramco Cements Ltd., one of southern India’s largest cement producers. Ramco Cements is expected to increase its capacity in the next three to six months. We believe the large capacity expansion makes the company very well positioned to benefit from the pick up in infrastructure spending and construction activity, which we anticipate will focus slightly more in southern India as compared to previous years. We expect the additional cash flow generated would be used to de-lever the balance sheet and to positively benefit its equity shareholders.

Given the negative impact the second wave of COVID has had on India’s economy in general, and many households in particular, we have taken a more conservative approach to portfolio positioning. We have opted to remain in liquid and cash-rich businesses rather than more levered businesses. As a consequence, we decided to exit some of our smaller financial holdings, including DCB Bank Ltd. and Mahindra & Mahindra Financial Services Limited, where we believe credit quality has likely deteriorated and the road to recovery would be long.

Outlook

While the second wave of COVID infections seems to have abated in India, there is already some indications of the potential for a third wave to start soon. It is also likely that in the near term, discretionary consumption may be reduced as household savings of many have been negatively impacted due to higher health care spending in recent months. However, as vaccination efforts in India continue to gather pace, we believe COVID’s impact on human health and India’s economy will continue to recede in the coming months.

Despite near-term COVID challenges, we remain optimistic about India’s cyclical recovery, aided by increased infrastructure spending and a likely pick up in private sector capital spending. We are also seeing signs of increased manufacturing activity in India and greater acceptance of the governments’ ”Make in India” initiative. We also anticipate that India’s central bank will continue with its accommodating monetary policy, even if inflation remains elevated.

Given the existing conditions, we will continue with our conservative approach to portfolio construction, which includes investing in businesses with strong balance sheets and cash flows, and that will benefit from cyclical economic recovery ahead.

COUNTRY ALLOCATION (%)[6]
India	102.7
Liabilities in Excess of Cash and Other Assets	-2.7

SECTOR ALLOCATION (%)[6]
Financials	31.7
Information Technology	18.4
Consumer Staples	10.6
Consumer Discretionary	9.0
Health Care	9.0
Energy	8.0
Industrials	7.0
Materials	5.6
Communication Services	3.6
Liabilities in Excess of Cash and Other Assets	-2.7

MARKET CAP EXPOSURE (%)[6]
Mega Cap (over $25B)	52.3
Large Cap ($10B–$25B)	7.2
Mid Cap ($3B–10B)	21.9
Small Cap (under $3B)	21.3
Liabilities in Excess of Cash and Other Assets	-2.7

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	49

Matthews India Fund

June 30, 2021

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 102.7%

	Shares	Value

FINANCIALS: 31.7%
Banks: 19.9%
HDFC Bank, Ltd.	2,879,832	$58,166,456

ICICI Bank, Ltd.[b]	4,511,717	38,410,163

Kotak Mahindra Bank, Ltd.[b]	925,873	21,282,163

Bandhan Bank, Ltd.[b,c,d]	3,681,002	16,390,723

Axis Bank, Ltd.[b]	1,567,694	15,823,011

		150,072,516

Consumer Finance: 7.8%
Bajaj Finance, Ltd.[b]	360,514	29,240,844

Shriram City Union Finance, Ltd.	1,100,949	25,407,316

SBI Cards & Payment Services, Ltd.[b]	320,612	4,190,436

		58,838,596

Thrifts & Mortgage Finance: 3.3%
Housing Development Finance Corp., Ltd.	749,900	25,026,525

Capital Markets: 0.7%
Multi Commodity Exchange of India, Ltd.	258,854	5,302,786

Total Financials		239,240,423

INFORMATION TECHNOLOGY: 18.3%
IT Services: 17.1%
Infosys, Ltd.	2,293,098	48,510,479

Tata Consultancy Services, Ltd.	636,793	28,697,445

HCL Technologies, Ltd.	1,027,452	13,611,576

Mindtree, Ltd.	358,989	12,572,118

Tech Mahindra, Ltd.	678,939	10,018,235

Wipro, Ltd.	1,220,710	8,958,734

Larsen & Toubro Infotech, Ltd.[c,d]	130,490	7,156,023

		129,524,610

Software: 1.2%
Birlasoft, Ltd.	1,671,464	9,006,105

Total Information Technology		138,530,715

CONSUMER STAPLES: 10.5%
Food Products: 2.7%
Zydus Wellness, Ltd.[b]	610,395	17,266,024

Britannia Industries, Ltd.	61,718	3,032,994

		20,299,018

Food & Staples Retailing: 2.4%
Avenue Supermarts, Ltd.[b,c,d]	397,387	17,892,240

Personal Products: 2.0%
Dabur India, Ltd.	1,687,326	12,919,473

Marico, Ltd.	331,274	2,366,793

		15,286,266

Household Products: 1.9%
Hindustan Unilever, Ltd.	433,565	14,431,777

Tobacco: 1.5%
VST Industries, Ltd.	241,115	11,722,161

Total Consumer Staples		79,631,462

HEALTH CARE: 9.0%
Pharmaceuticals: 5.0%
Laurus Labs, Ltd.[c,d]	1,854,436	17,208,264

Neuland Laboratories, Ltd.	336,112	9,785,875

	Shares	Value

Cadila Healthcare, Ltd.[b]	486,545	$4,225,807

Natco Pharma, Ltd.	247,446	3,762,659

Alembic Pharmaceuticals, Ltd.[b]	200,285	2,654,777

		37,637,382

Health Care Providers & Services: 2.3%
Metropolis Healthcare, Ltd.[c,d]	240,202	9,169,982

Thyrocare Technologies, Ltd.[c,d]	451,480	7,983,266

		17,153,248

Life Sciences Tools & Services: 0.9%
Divi’s Laboratories, Ltd.[b]	115,806	6,872,616

Health Care Equipment & Supplies: 0.8%
Poly Medicure, Ltd.[b]	477,464	6,536,813

Total Health Care		68,200,059

CONSUMER DISCRETIONARY: 9.0%
Automobiles: 2.8%
Maruti Suzuki India, Ltd.	77,303	7,827,979

Eicher Motors, Ltd.[b]	204,656	7,364,713

Mahindra & Mahindra, Ltd.	591,458	6,201,068

		21,393,760

Household Durables: 1.7%
Crompton Greaves Consumer Electricals, Ltd.	1,431,534	8,381,450

Whirlpool of India, Ltd.	138,483	4,166,831

		12,548,281

Hotels, Restaurants & Leisure: 1.3%
Burger King India, Ltd.[b]	2,435,173	5,216,306

Delta Corp., Ltd.[b]	1,771,185	4,232,391

		9,448,697

Multiline Retail: 1.2%
Trent, Ltd.	802,019	9,180,023

Auto Components: 1.0%
Bosch, Ltd.	38,145	7,716,729

Textiles, Apparel & Luxury Goods: 1.0%
Vaibhav Global, Ltd.	696,875	7,493,148

Total Consumer Discretionary		67,780,638

ENERGY: 8.0%
Oil, Gas & Consumable Fuels: 8.0%
Reliance Industries, Ltd.	2,024,412	57,566,941

Reliance Industries, Ltd. - partially paid	141,310	2,833,661

Total Energy		60,400,602

INDUSTRIALS: 7.0%
Machinery: 4.2%
Ashok Leyland, Ltd.[b]	7,493,566	12,388,877

AIA Engineering, Ltd.[b]	239,658	6,903,552

Carborundum Universal, Ltd.	541,033	4,417,480

Cummins India, Ltd.	361,617	4,380,179

Greaves Cotton, Ltd.[b]	1,481,391	3,204,602

		31,294,690

Professional Services: 0.7%
Quess Corp., Ltd.[c,d]	510,307	5,624,171

50	MATTHEWS ASIA FUNDS

Matthews India Fund

June 30, 2021

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
Trading Companies & Distributors: 0.7%
IndiaMart InterMesh, Ltd.[b,c,d]	57,443	$5,410,347

Transportation Infrastructure: 0.7%
Gujarat Pipavav Port, Ltd.	3,442,219	5,231,068

Electrical Equipment: 0.7%
ABB India, Ltd.	204,136	4,971,882

Total Industrials		52,532,158

MATERIALS: 5.6%
Chemicals: 3.7%
Pidilite Industries, Ltd.[b]	377,750	10,954,921

PI Industries, Ltd.	249,775	9,790,326

Asian Paints, Ltd.	170,548	6,875,644

		27,620,891

Construction Materials: 1.9%
Ramco Cements, Ltd.	704,322	9,728,691

Ambuja Cements, Ltd.	1,059,508	4,863,042

		14,591,733

Total Materials		42,212,624

COMMUNICATION SERVICES: 3.6%
Interactive Media & Services: 3.0%
Info Edge India, Ltd.	343,553	22,748,637

Entertainment: 0.6%
PVR, Ltd.[b]	227,559	4,090,204

Total Communication Services		26,838,841

TOTAL COMMON EQUITIES		775,367,522
(Cost $533,977,586)

NON-CONVERTIBLE CORPORATE BONDS: 0.0%
	Face Amount	Value

CONSUMER STAPLES: 0.0%
Food Products: 0.0%
Britannia Industries, Ltd. 5.500%, 06/03/2024	INR 1,996,476	26,634

Total Consumer Staples		26,634

TOTAL NON-CONVERTIBLE CORPORATE BONDS		26,634

(Cost $27,435)

TOTAL INVESTMENTS: 102.7%		775,394,156

(Cost $534,005,021)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (2.7%)		(20,546,633)

NET ASSETS: 100.0%		$754,847,523

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2021, the aggregate value is $86,835,016, which is 11.50% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

INR	Indian Rupee

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	51

PORTFOLIO MANAGERS

Taizo Ishida	Shuntaro Takeuchi
Lead Manager	Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MJFOX	MIJFX
CUSIP	577130800	577130792
Inception	12/31/98	10/29/10
NAV	$23.83	$23.89
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	0.95%	0.91%
Portfolio Statistics
Total # of Positions		52
Net Assets		$1.7 billion
Weighted Average Market Cap		$43.6 billion
Portfolio Turnover[2]		62.0%
Benchmark
MSCI Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

Matthews Japan Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2021, the Matthews Japan Fund returned -5.70% (Investor Class) and -5.65% (Institutional Class), while its benchmark, the MSCI Japan Index, returned 1.45% over the same period. For the quarter ending June 30, the Fund returned -0.33% (Investor Class) and -0.29% (Institutional Class), while its benchmark returned -0.25%.

Market Environment

Japanese equity markets lagged global peers in the second quarter, as developed markets in the U.S. and Europe saw their COVID-19 vaccinations rise early in the quarter, along with increased economic activity. While Japan’s vaccinations lagged as its state of emergency status continued, the country is quickly catching up with the vaccination ratio going above 20% in late June, compared to approximately 5% in late May.

The country’s relative performance since mid-May has been roughly in-line within the developed markets. While the velocity of a rapid deep value rally (along with a sell-off in high-quality names) has slowed, Japanese growth stocks have yet to rally, mainly due to the lag in economic activity recovery.

Performance Contributors and Detractors

For the first half of 2021, the Fund underperformed its benchmark, with our quality core growth portfolio weighed down by the market’s stark pivot toward value stocks amid a sudden surge in U.S. 10-year bond yields. The Fund delivered returns just slightly below the benchmark index during the second quarter.

Year-to-date performance was dragged down by our two key overweight sectors, information technology and health care. The industrials sector, which contains commodity price-sensitive trading companies and cyclical transport companies, was also a detractor to performance. On the other hand, the portfolio’s underweight to the consumer staples sector, along with stock selection within the consumer staples and materials sectors were notable contributors to relative performance.

Turning to individual securities, Roland Corp., a manufacturer of electronic music instruments, was the largest contributor to the Fund year to date. Roland revised its full-year earnings guidance in May as the company continued to benefit from “stay at home” demand as well as its stellar execution in securing key components amid semiconductor shortages. Over the mid to long term, we believe the ongoing shift from acoustic to digital pianos and drum sets—which command higher margins—will be significant growth drivers for the company.

Leading human resources and media marketing solution provider Recruit was also a major contributor. The company is a beneficiary of the reopening of economic activity. Recruit’s crown jewel, HR Technology, provides technology solutions that help job seekers and employers in the hiring and recruitment process. The division, which consists of Indeed.com and Glassdoor and operates in more than 60 countries, guided for 40%-50% topline growth for current fiscal year.

Japanese multinational TDK Corp., the world’s leading supplier of small- to mid-sized batteries via its core subsidiary Amperex Technology Limited, was the largest detractor to the Fund’s absolute performance year to date. The company’s near-term earnings have slowed down due to weaker-than-expected personal computer and smartphone demand. Additionally, increased investment in its mid-size battery expansion is likely to press margins downward. While we have trimmed TDK’s position in the portfolio during the year, we continue to hold a positive view due to its unique and dominant position in small- to mid-sized batteries.

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

52	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2021
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MJFOX)	-0.33%	-5.70%	22.37%	7.17%	9.15%	9.90%	6.75%		12/31/98
Institutional Class (MIJFX)	-0.29%	-5.65%	22.46%	7.23%	9.23%	10.01%	10.55%		10/29/10
MSCI Japan Index[3]	-0.25%	1.45%	25.25%	7.63%	10.58%	7.47%	4.26%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definitions.

4	Calculated from 12/31/98.

TOP TEN HOLDINGS[5]
	Sector	% of Net Assets
Sony Group Corp.	Consumer Discretionary	4.8%
Shin-Etsu Chemical Co., Ltd.	Materials	4.1%
Recruit Holdings Co., Ltd.	Industrials	3.6%
ORIX Corp.	Financials	3.1%
Toyota Motor Corp.	Consumer Discretionary	3.1%
Advantest Corp.	Information Technology	3.0%
FANUC Corp.	Industrials	2.8%
Hoya Corp.	Health Care	2.8%
Toyota Industries Corp.	Consumer Discretionary	2.5%
Ibiden Co., Ltd.	Information Technology	2.5%
% OF ASSETS IN TOP 10		32.3%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	53

COUNTRY ALLOCATION (%)[6]
Japan	96.6
Cash and Other Assets, Less Liabilities	3.4

SECTOR ALLOCATION (%)[6]
Consumer Discretionary	20.3
Information Technology	17.7
Industrials	17.5
Health Care	13.9
Communication Services	9.6
Materials	8.6
Financials	8.0
Consumer Staples	1.0
Cash and Other Assets, Less Liabilities	3.4

MARKET CAP EXPOSURE (%)[6]
Mega Cap (over $25B)	43.4
Large Cap ($10B-$25B)	20.2
Mid Cap ($3B-10B)	16.3
Small Cap (under $3B)	16.7
Cash and Other Assets, Less Liabilities	3.4

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Japan Fund

Portfolio Manager Commentary  (unaudited) (continued)

M3, Inc., an operator of an internet medical services platform for doctors, also detracted from absolute returns. While fundamentals remain intact for its CRO (contract research organization) platform and career businesses, valuation multiples have significantly expanded over the past 12 months, which spurred profit taking amid the sell-off in high-quality growth stocks.

Notable Portfolio Changes

Our portfolio actions during the quarter were driven by our continuing shift to increase our exposure to cyclical growth companies as economic activity started to improve—a process that began in July of 2020.

With respect to new holdings during the second quarter, we initiated a position in Toyota Motor Corp. for the first time since early 2017. The company is viewed as a laggard in the ongoing shift to electric vehicles, and has underperformed global peers over the past year. However, we believe Toyota is in fact ahead of peers in terms of electrification technology, and initiated our position in view of the company’s planned launch of key electric vehicle models. In May, Toyota announced that on a global basis, it expects to sell approximately eight million electrified vehicles by 2030, of which two million will be BEVs (battery electric vehicles) and FCEVs (fuel cell electric vehicles).

We also initiated a position in Ushio Inc., an industrial light source manufacturer. Ushio specializes in optical components and boasts a high market share in niche markets: UV (ultraviolet light) lamps for legacy semiconductor lithography, UV lamps for FPD (flat panel display) lithography and steppers for PCB (printed circuit board) production. After several years of underperformance and slow growth, we view the company as turning the corner under its new management team. We believe EUV (extreme ultraviolet) light source used in lithography for FC-PKG (flip chip package) will be a key contributor to structural growth going forward, in addition to the cyclical recovery of Ushio’s cinema and industrial-related businesses.

To fund these positions, we exited Disco, Nihon M&A Center and Oracle Japan.

Outlook

Looking ahead, our base case scenario is that the global economy will continue its path to recovery towards pre-COVID levels and the bond yields to normalize. Therefore, we have continued to shift our portfolio towards a cyclical earnings recovery, and did not trade into low-quality names for the sake of short-term fix.

As we wrote in the 2020 year-end commentary, we think 2021 will not be such a one-way street like 2020, where growth-oriented names performed strongly in a recessionary environment coupled with lower interest rates and ample money supply. With profit recovery already “baked into” current consensus estimates and valuation levels, upside surprise in profits will be more important in investment returns going forward. We will continue to look for investment opportunities in high-quality companies that can continue to execute well, but at the same time we will also seek opportunities in cyclical areas that have a potential to achieve high growth via lower and easier competition.

Going forward, we believe Japan can still enjoy higher prices as countries linked to the global economy, like Japan, should fare better as prospects for exports improve. From a structural point of view, we continue to believe the earnings capability of Japanese companies has improved meaningfully over the past economic cycle, driven by better corporate governance and a higher focus on capital efficiency. We believe multiyear trends such as productivity growth and innovation in health care, technology and material science—where Japanese corporations historically excelled versus global peers—not only remain intact, but will accelerate.

54	MATTHEWS ASIA FUNDS

Matthews Japan Fund

June 30, 2021

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 96.6%

	Shares	Value

CONSUMER DISCRETIONARY: 20.3%
Household Durables: 4.8%
Sony Group Corp.	818,600	$79,377,402

Multiline Retail: 4.1%

Pan Pacific International Holdings Corp.	1,948,500	40,519,032

Marui Group Co., Ltd.	1,430,800	26,995,593

		67,514,625

Automobiles: 3.1%
Toyota Motor Corp.	584,600	51,102,281

Specialty Retail: 2.9%
Nitori Holdings Co., Ltd.	169,900	30,003,855

Hikari Tsushin, Inc.	107,100	18,822,406

		48,826,261

Leisure Products: 2.9%
Roland Corp.	481,800	24,396,449

Bandai Namco Holdings, Inc.	345,200	23,891,096

		48,287,545

Auto Components: 2.5%

Toyota Industries Corp.	480,700	41,568,624

Total Consumer Discretionary		336,676,738

INFORMATION TECHNOLOGY: 17.7%
Electronic Equipment, Instruments & Components: 6.7%
Ibiden Co., Ltd.	763,400	41,088,851

Keyence Corp.	76,300	38,426,467

TDK Corp.	267,700	32,406,341

		111,921,659

Semiconductors & Semiconductor Equipment: 5.0%
Advantest Corp.	556,400	49,957,387

SUMCO Corp.	704,200	17,250,130

Renesas Electronics Corp.[b]	1,527,100	16,481,015

		83,688,532

Software: 3.3%
Sansan, Inc.[b]	244,700	21,511,487

Freee KKb	219,900	20,075,457

Appier Group, Inc.[b]	911,800	12,910,312

		54,497,256

IT Services: 2.7%
OBIC Co., Ltd.	218,800	40,692,244

Hennge KKb	98,800	3,357,563

		44,049,807

Total Information Technology		294,157,254

INDUSTRIALS: 17.5%
Machinery: 6.0%
FANUC Corp.	192,700	46,209,041

SMC Corp.	55,100	32,596,871

Japan Steel Works, Ltd.	789,200	20,262,381

		99,068,293

Professional Services: 5.7%
Recruit Holdings Co., Ltd.	1,218,200	59,739,063

SMS Co., Ltd.	1,203,900	35,975,712

		95,714,775

	Shares	Value
Building Products: 3.5%
AGC, Inc.	765,500	$32,067,119

Daikin Industries, Ltd.	140,000	26,088,971

		58,156,090

Electrical Equipment: 2.3%
Nidec Corp.	209,400	24,078,955

Ushio, Inc.	803,000	14,679,803

		38,758,758

Total Industrials		291,697,916

HEALTH CARE: 13.9%
Health Care Equipment & Supplies: 8.2%
Hoya Corp.	347,300	45,937,496

Olympus Corp.	2,064,400	41,062,846

Terumo Corp.	806,000	32,645,002

Sysmex Corp.	145,600	17,273,218

		136,918,562

Health Care Technology: 2.2%
JMDC, Inc.[b]	533,700	26,636,153

M3, Inc.	129,100	9,406,013

		36,042,166

Pharmaceuticals: 2.0%
Daiichi Sankyo Co., Ltd.	898,000	19,372,639

Chugai Pharmaceutical Co., Ltd.	353,400	14,007,576

		33,380,215

Biotechnology: 1.5%

PeptiDream, Inc.[b]	508,200	24,836,135

Total Health Care		231,177,078

COMMUNICATION SERVICES: 9.6%
Entertainment: 3.8%
Capcom Co., Ltd.	1,120,600	32,753,599

Nintendo Co., Ltd.	52,200	30,206,732

		62,960,331

Wireless Telecommunication Services: 2.5%
SoftBank Group Corp.	585,100	40,805,941

Media: 2.2%
Direct Marketing MiX, Inc.	606,800	22,502,168

Kadokawa Corp.	359,100	14,584,419

		37,086,587

Interactive Media & Services: 1.1%

Kakaku.com, Inc.	634,700	19,094,387

Total Communication Services		159,947,246

MATERIALS: 8.6%
Chemicals: 8.6%
Shin-Etsu Chemical Co., Ltd.	405,500	67,824,210

JSR Corp.	1,272,900	38,667,065

Sumitomo Bakelite Co., Ltd.	809,700	35,824,606

Total Materials		142,315,881

matthewsasia.com | 800.789.ASIA	55

Matthews Japan Fund

June 30, 2021

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value

FINANCIALS: 8.0%
Diversified Financial Services: 4.7%
ORIX Corp.	3,043,400	$51,438,361

eGuarantee, Inc.	1,301,200	27,401,956

		78,840,317

Insurance: 2.0%
Dai-ichi Life Holdings, Inc.	1,820,100	33,488,407

Banks: 1.3%

Sumitomo Mitsui Financial Group, Inc.	600,200	20,690,080

Total Financials		133,018,804

CONSUMER STAPLES: 1.0%
Food Products: 1.0%

Morinaga Milk Industry Co., Ltd.	328,500	17,121,066

Total Consumer Staples		17,121,066

TOTAL INVESTMENTS: 96.6%		1,606,111,983
(Cost $1,344,882,927)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.4%		56,034,790

NET ASSETS: 100.0%		$1,662,146,773

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

See accompanying notes to financial statements.

56	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Michael J. Oh, CFA
Lead Manager

Elli Lee
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAKOX	MIKOX
CUSIP	577130305	577130826
Inception	1/3/95	10/29/10
NAV	$6.86	$6.92
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.19%	1.05%
Portfolio Statistics
Total # of Positions		32
Net Assets		$160.8 million
Weighted Average Market Cap		133.7 billion
Portfolio Turnover[2]		39.6%
Benchmark
Korea Composite Stock Price Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

Matthews Korea Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2021, the Matthews Korea Fund returned 12.09% (Investor Class) and 12.16% (Institutional Class), while its benchmark, the Korea Composite Stock Price Index, returned 10.63% over the same period. For the quarter ending June 30, 2021, the Matthews Korea Fund returned 7.19% (Investor Class) and 7.29% (Institutional Class), while the benchmark returned 7.37%.

Market Environment

Sentiment towards South Korea’s economy improved on prospects for a continuing recovery in global economic growth. South Korean equities rose modestly year to date after posting Asia’s strongest performance in the fourth quarter and for 2020 as a whole. A combination of low valuations, a rebound in earnings and a cyclical bounce coming out of COVID-19 proved to be a confluence of upside catalysts that propelled South Korean stock prices higher during the second quarter of the year.

During the quarter, South Korean energy stocks were some of the strongest in the region followed by companies within communication services and industrials. Information technology, while registering slightly positive returns, was South Korea’s weakest sector followed by consumer staples and health care.

Performance Contributors and Detractors

The Fund’s relative outperformance year to date was driven by strong stock selection, most notably within the communication services and information technology sectors. Kakao Corp. was the top contributor to the Fund’s absolute performance year to date. Kakao is South Korea’s dominant chat platform, and has successfully added various platform features such as fintech, e-commerce and mobility services. The company continues to tap into underserved advertisement opportunities for platform merchants. Kakao’s share price appreciated strongly ahead of public listings of two of the company’s financial platform subsidiaries on the Korea Stock Exchange during the second half of 2021.

KB Financial Group, one of South Korea’s largest banks, was another significant contributor to absolute performance. While KB Financial’s stock trades at a deep discount to its historical valuation and that of its regional peers, company fundamentals remain solid. KB Financials’ credit costs are well controlled and we believe there is room for net interest income to improve with the potential for limited interest rate cuts.

Samsung Electronics, a multinational electronics manufacturer that is a world leader in smartphones and various components such as lithium-ion batteries, PC memory chips, image sensors and displays, was a detractor to absolute performance. Despite enjoying both solid PC memory prices and demand, investors’ concern about potential memory demand deterioration from the fourth quarter of 2021 into 2022 weighed on the stock. We believe Samsung Electronics is trading at an attractive valuation, and improving capital management practices such as improved shareholder policies along with sensible mergers and acquisitions can rerate the stock.

Notable Portfolio Changes

During the second quarter, we added HYBE Corp. into the portfolio. HYBE is an artist management company that owns globally strong intellectual property (“IP”), including music copyrights with K-pop artists such as BTS and Seventeen. The company has built a unique social media platform that enables fans to communicate with the artists. Through this platform, HYBE has been able to generate a solid earnings stream, even during the pandemic in 2020 to 2021. It continues to add strong IP both organically and from external sources.

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	57

PERFORMANCE AS OF June 30, 2021
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAKOX)	7.19%	12.09%	64.55%	13.01%	11.47%	8.74%	7.12%		01/03/95
Institutional Class (MIKOX)	7.29%	12.16%	64.96%	13.10%	11.57%	8.87%	9.97%		10/29/10
Korea Composite Stock Price Index[3]	7.37%	10.63%	69.36%	14.14%	13.55%	5.79%	4.74%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

Korea Composite Stock Price Index performance data may be readjusted periodically by the Korea Exchange due to certain factors, including the declaration of dividends. It is not possible to invest directly in an index. Source: Index data from Korea Composite Stock Price Index and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 93 for index definition.

4	Calculated from 1/3/95.

TOP TEN HOLDINGS[5]
	Sector	% of Net Assets
Samsung Electronics Co., Ltd., Pfd.	Information Technology	15.8%
Samsung Electronics Co., Ltd.	Information Technology	6.0%
Kakao Corp.	Communication Services	4.8%
SK Hynix, Inc.	Information Technology	4.5%
LG Household & Health Care, Ltd., Pfd.	Consumer Staples	4.2%
LG Chem, Ltd., Pfd.	Materials	4.1%
KB Financial Group, Inc.	Financials	4.1%
Shinhan Financial Group Co., Ltd.	Financials	3.9%
Samsung SDI Co., Ltd.	Information Technology	3.8%
Hana Financial Group, Inc.	Financials	3.7%
% OF ASSETS IN TOP 10		54.9%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

58	MATTHEWS ASIA FUNDS

Matthews Korea Fund

Portfolio Manager Commentary  (unaudited) (continued)

We also added SK Telecom Co. to the portfolio. SK Telecom is the largest wireless telecom carrier in South Korea, and is the largest shareholder of SK Hynix—a global leader in semiconductor manufacturing specializing in computer memory chips. SK Telecom recently announced a change in corporate structure by splitting its core telecom business from its other investment holding company. We believe this corporate action will further unlock value from SK Telecom’s investment assets and positively impact the company’s future decision-making process.

Outlook

Looking ahead, we expect global consumption to gradually recover from the pandemic throughout the coming year. We remain constructive on companies in South Korea that may benefit from the global recovery, especially those companies focused on innovation. On the other hand, a slower-than-expected vaccination program in South Korea could dampen domestic consumption over the short term.

We believe active security selection is essential to capturing South Korea’s long-term growth potential. As bottom-up investors, we look for companies that can grow organically without the assistance of strong macroeconomic tailwinds, with an emphasis on those companies that can benefit from domestic consumption and are effectively competing and innovating in global markets.

COUNTRY ALLOCATION (%)[6]
South Korea	94.6
Cash and Other Assets, Less Liabilities	5.4

SECTOR ALLOCATION (%)[6]
Information Technology	37.2
Financials	12.4
Consumer Discretionary	11.4
Communication Services	11.2
Materials	6.0
Consumer Staples	6.0
Industrials	4.4
Health Care	3.4
Energy	2.6
Cash and Other Assets, Less Liabilities	5.4

MARKET CAP EXPOSURE (%)[6]
Mega Cap (over $25B)	55.8
Large Cap ($10B-$25B)	21.2
Mid Cap ($3B-10B)	9.1
Small Cap (under $3B)	8.5
Cash and Other Assets, Less Liabilities	5.4

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	59

Matthews Korea Fund

June 30, 2021

Schedule of Investmentsa  (unaudited)

COMMON EQUITIES: 66.8%

	Shares	Value

INFORMATION TECHNOLOGY: 21.4%
Semiconductors & Semiconductor Equipment: 10.0%
SK Hynix, Inc.	64,651	$7,297,070

LEENO Industrial, Inc.	24,422	3,803,081

Hana Materials, Inc.	73,371	3,007,661

Koh Young Technology, Inc.	98,050	2,071,398

		16,179,210

Technology Hardware, Storage & Peripherals: 6.0%
Samsung Electronics Co., Ltd.	134,635	9,638,002

Electronic Equipment, Instruments & Components: 5.4%
Samsung SDI Co., Ltd.	9,872	6,112,131

Park Systems Corp.	15,152	1,755,792

SOLUM Co., Ltd.[b]	30,737	768,019

		8,635,942

Total Information Technology		34,453,154

FINANCIALS: 12.4%
Banks: 11.6%
KB Financial Group, Inc.	131,405	6,521,636

Shinhan Financial Group Co., Ltd.	173,144	6,251,275

Hana Financial Group, Inc.	144,861	5,936,608

		18,709,519

Capital Markets: 0.8%
Kiwoom Securities Co., Ltd.	10,575	1,228,758

Total Financials		19,938,277

COMMUNICATION SERVICES: 11.2%
Interactive Media & Services: 8.3%
Kakao Corp.	53,431	7,739,083

NAVER Corp.	15,034	5,578,647

		13,317,730

Entertainment: 1.6%
HYBE Co., Ltd.[b]	7,136	1,852,301

NCSoft Corp.	1,097	798,202

		2,650,503

Wireless Telecommunication Services: 1.3%
SK Telecom Co., Ltd.	7,399	2,102,666

Total Communication Services		18,070,899

CONSUMER DISCRETIONARY: 7.7%
Auto Components: 4.2%
Hyundai Mobis Co., Ltd.	16,969	4,400,592

Hankook Tire & Technology Co., Ltd.	51,425	2,359,597

		6,760,189

Automobiles: 3.5%
Kia Corp.	71,204	5,674,452

Total Consumer Discretionary		12,434,641

INDUSTRIALS: 4.4%
Construction & Engineering: 2.3%
Samsung Engineering Co., Ltd.[b]	176,397	3,739,161

	Shares	Value
Machinery: 2.1%
Hyundai Mipo Dockyard Co., Ltd.[b]	42,074	$3,265,838

Total Industrials		7,004,999

HEALTH CARE: 3.4%
Pharmaceuticals: 3.4%
Yuhan Corp.	57,675	3,230,905

DongKook Pharmaceutical Co., Ltd.	90,522	2,268,432

Total Health Care		5,499,337

ENERGY: 2.6%
Oil, Gas & Consumable Fuels: 2.6%
S-Oil Corp.	46,716	4,254,011

Total Energy		4,254,011

MATERIALS: 1.9%
Metals & Mining: 1.9%
POSCO	9,621	2,973,367

Total Materials		2,973,367

CONSUMER STAPLES: 1.8%
Personal Products: 1.3%
Amorepacific Corp.	9,055	2,025,865

Food Products: 0.5%
Orion Corp.	7,535	792,938

Total Consumer Staples		2,818,803

TOTAL COMMON EQUITIES		107,447,488

(Cost $68,775,031)

PREFERRED EQUITIES: 27.8%

INFORMATION TECHNOLOGY: 15.8%
Technology Hardware, Storage & Peripherals: 15.8%
Samsung Electronics Co., Ltd., Pfd.	387,535	25,364,196

Total Information Technology		25,364,196

CONSUMER STAPLES: 4.2%
Personal Products: 4.2%
LG Household & Health Care, Ltd., Pfd.	10,024	6,808,988

Total Consumer Staples		6,808,988

MATERIALS: 4.2%
Chemicals: 4.2%
LG Chem, Ltd., Pfd.	19,559	6,662,526

Total Materials		6,662,526

60	MATTHEWS ASIA FUNDS

Matthews Korea Fund

June 30, 2021

Schedule of Investmentsa (unaudited) (continued)

PREFERRED EQUITIES (continued)

	Shares	Value

CONSUMER DISCRETIONARY: 3.6%
Automobiles: 3.6%
Hyundai Motor Co., Ltd., Pfd.	56,892	5,833,322

Total Consumer Discretionary		5,833,322

TOTAL PREFERRED EQUITIES		44,669,032

(Cost $20,926,837)

TOTAL INVESTMENTS: 94.6%		$152,116,520
(Cost $89,701,868)

CASH AND OTHER ASSETS, LESS LIABILITIES: 5.4%		8,712,539

NET ASSETS: 100.0%		$160,829,059

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

Pfd.	Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	61

PORTFOLIO MANAGERS

Robert J. Horrocks, PhD	Kenneth Lowe, CFA
Lead Manager	Lead Manager

Satya Patel	Siddarth Bhargava
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MACSX	MICSX
CUSIP	577130206	577130842
Inception	9/12/94	10/29/10
NAV	$18.70	$18.67
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.09%	0.96%
Portfolio Statistics
Total # of Positions		57
Net Assets		$1.5 billion
Weighted Average Market Cap		$142.5 billion
Portfolio Turnover[2]		36.3%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying common stock, preferred stock and other equity securities, and convertible securities as well as fixed-income securities, of any duration or quality, including high yield securities, of companies located in Asia, which consists of all countries and markets in Asia, including developed, emerging and frontier countries and markets in the Asian region.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary (unaudited)

For the first half of 2021, the Matthews Asian Growth and Income Fund returned 4.29% (Investor Class) and 4.37% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index returned 6.51% over the same period. For the quarter ending June 30, the Fund returned 2.03% (Investor Class) and 2.10% (Institutional Class), while the benchmark returned 3.66%.

Market Environment

Asian equity markets started the year strongly as the steadily rising path of asset prices spurred by aggressive policy stimulus and expectations for an economic reopening and growth rebound was the dominant narrative for market participants. The belief in the goldilocks scenario of accommodative policy alongside robust growth shifted in the middle of the first quarter as concerns around growing inflation began to take hold. Rising prices in shipping costs to commodities helped to spark a slight reversal in styles, as the much awaited “value” rally began while “growth” stocks faded. The reality of lofty valuations and expectations weighed on this part of the market, albeit the growth index in Asia remains in positive territory year to date.

Taiwan was the strongest performing market in Asia over the first half, rising over 18% as the technology cycle continued to display strength, while India also gained double digits on hopes that the worst of the pandemic is over. Contrary to this was the majority of Southeast Asia, where many markets fell as renewed COVID outbreaks occurred in countries such as the Philippines and Indonesia, weighing on expectations for a swift recovery and reinforcing how divergent these paths may be across countries. China rose only slightly during the first half due to ongoing regulatory risks, as the Chinese government clamps down on monopolistic practices and perceived data security risks.

Performance Contributors and Detractors

The largest contributor to absolute performance for the came from the technology sector, as portfolio holding Taiwan Semiconductor Manufacturing Co. (TSMC) rallied. The company enjoys a strong competitive position as the world’s leading semiconductor foundry with superior technology, buoyed by the current backdrop of decidedly strong silicon demand driven by structural trends including high-performance computing and 5G adoption. This led management to announce a US$100 billion capital expenditure plan for the next three years, demonstrating the enormous scale of demand it enjoys. Similarly, South Korean semiconductor equipment company Leeno Industrial rallied as a beneficiary of such ongoing investment in the sector, as it is the global leader in pins and sockets used in testing chips, allowing it to raise prices and grow volumes. Elsewhere within technology, services provider Tata Consultancy Services Limited rose on guidance for the next year, targeting double digit revenue growth as it believes it can win large deals across verticals as information technology spending recovers. Despite this, the Fund’s relative underweight to the IT sector and specifically Taiwan was a drag on relative performance, as the country’s technology-dominated equity index rose significantly over the first half.

The portfolio’s holdings within the industrials sector also benefited performance, with power-tool manufacturer Techtronic Industries Co., Ltd. rising. The company continued to gain market share from competitors and was helped by the stay-at-home do-it-yourself boom, growth of its new outdoor cordless equipment and excitement over its role in U.S. infrastructure spending. Within the communication services sector, Chinese games company Netease, Inc.gained on double digit earnings growth. In our view, management has done an excellent job in growing its game offerings to broaden out by genre and start to grow the business internationally. We believe this should continue as it aims to launch titles based on intellectual property with global appeal.

Although the consumer discretionary sector overall had positive attribution for the Fund, it was also an area where we saw some of our weakest performers. The largest drag to absolute perfomrance for the first half of the year came from Chinese white-goods manufacturer Midea Group on concerns that rising raw material prices will hurt margins and due to a temporary slowdown in China’s monthly air conditioner sales data. Indonesian home improvement retailer PT ACE Hardware Indonesia also dropped on continuing weak same-store sales growth, as foot traffic within its stores is still below pre-pandemic levels and recovery may take longer than expected due to renewed lockdowns in Indonesia.

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

62	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2021
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MACSX)	2.03%	4.29%	30.01%	10.43%	7.82%	5.64%	9.21%		9/12/94
Institutional Class (MICSX)	2.10%	4.37%	30.13%	10.59%	7.97%	5.80%	5.84%		10/29/10
MSCI AC Asia ex Japan Index[3]	3.66%	6.51%	40.03%	12.54%	14.82%	7.34%	5.55%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2021			2020
	June	December	Total	June	December	Total
Investor (MACSX)	$0.12	n.a	$0.12	$0.11	$0.06	$0.16
Inst’l (MICSX)	$0.14	n.a	$0.14	$0.12	$0.07	$0.18

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

0.97% (Investor Class); 1.11% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/21, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 2.67%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 6/30/21 divided by the current price of each equity as of 6/30/21. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

4	Calculated from 8/31/94.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	7.2%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	5.8%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	4.1%
AIA Group, Ltd.	Financials	China/Hong Kong	3.8%
Macquarie Korea Infrastructure Fund	Financials	South Korea	2.4%
Housing Development Finance Corp., Ltd.	Financials	India	2.2%
Techtronic Industries Co., Ltd.	Industrials	China/Hong Kong	2.0%
JD.com, Inc.	Consumer Discretionary	China/Hong Kong	1.9%
Yum China Holdings, Inc.	Consumer Discretionary	China/Hong Kong	1.9%
Topsports International Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	1.8%
% OF ASSETS IN TOP 10			33.1%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	63

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	48.6
South Korea	11.7
Taiwan	10.2
India	7.7
Singapore	6.5
France	2.9
Australia	2.6
Indonesia	2.5
United States	1.6
Philippines	1.4
Malaysia	1.2
Thailand	1.1
Cash and Other Assets, Less Liabilities	2.0

SECTOR ALLOCATION (%)[7]
Consumer Discretionary	18.8
Information Technology	18.7
Financials	18.6
Communication Services	10.4
Industrials	9.2
Consumer Staples	6.2
Real Estate	6.1
Health Care	5.9
Utilities	3.0
Materials	1.1
Cash and Other Assets, Less Liabilities	2.0

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	53.0
Large Cap ($10B-$25B)	14.4
Mid Cap ($3B-10B)	23.1
Small Cap (under $3B)	6.3
Cash and Other Assets, Less Liabilities	2.0

ASSET TYPE BREAKDOWN (%)[7,8]
Common Equities and ADRs	86.0
Convertible Corporate Bonds	10.9
Preferred Equities	1.1
Cash and Other Assets, Less Liabilities	2.0

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

8	Bonds are not included in the MSCI All Country Asia ex Japan Index.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary  (unaudited) (continued)

Other detractors to absolute performance included gold miner Northern Star Resources Ltd., which struggled against a declining gold price and Chinese life insurer Ping An Insurance Group, which fell on weaker than expected new business value growth, while its proposed improvement in agency productivity has disappointed. It is also worth noting that the portfolio’s underweight in the health care sector hurt relative returns. This is a sector that we have been adding to as the investable universe expands.

Notable Portfolio Changes

We added three new holdings to the portfolio during the quarter. The first of these was Taiwanese financial company Chailease Holdings Co. The business operates across Taiwan, China and Southeast Asia, offering equipment and vehicle leasing amongst other lending products to small- and medium-sized enterprises. Financial products are underpenetrated amongst this cohort as access to financing remains challenging and Chailease enjoys a strong competitive position, good customer relationships, and healthy spreads. Chailease’s management has also managed asset-quality issues well throughout economic cycles, leading to fairly stable profitability and an attractive return on equity. We believe that there is solid growth momentum and improving efficiencies that should lead to double digit earnings growth accompanied by a healthy ~3% dividend yield.

We also added a position in Indian consumer durables company Crompton Greaves Consumer Electicals Ltd. A leader in fans, pumps, lighting and home appliances, management has been focusing its energy on continuing to solidify the company’s brand as consumer behaviors evolve. We believe that a combination of increased digitalization and new product pipeline will allow the company to sustain double-digit growth and benefit from India’s rising domestic demand. Within convertible bonds, we initiated a position in Chinese pharmaceutical research and development (R&D) service platform Pharmaron Beijing Co. We believe that the issue has an attractive risk-reward skew as the underlying equity is likely to grow over 30% as more drug discovery and development is outsourced to leaders such as Pharmaron. Furthermore, it is a strong credit as its balance sheet is net cash with robust cash flow generation.

These new positions were funded through the sale of our holdings in Macquarie Group Ltd., Taiwan Secom Co., Ltd. and a Kakao Corp. convertible bond.

Outlook

Both markets and the macroeconomic growth backdrop have become more challenging to decipher in recent months as debates around critical issues ensue. It is undoubted that the degree of both monetary and fiscal stimulus across the globe is almost unfathomably large. However, the emergence of new coronavirus variants alongside the inability or unwillingness of large swathes of the global population to become vaccinated continues to muddy the waters of how strong a recovery will be and quite how divergent it may be by country.

Added to this is the question over how transitory the recent surge in inflation is. Supply bottlenecks are playing a significant role in driving inflation up, exacerbated by apparent labor shortages in specific areas and low interest rates spurring asset prices, including housing, higher. Identifying how sustained these trends are likely to be is difficult, particularly as the pandemic may have structurally altered some business models and supply chains. This creates problems for policymakers in evaluating how quickly to taper quantitative easing and potentially increase interest rates to maintain stability.

The above are always important factors for future market returns, but arguably no more so than today as valuations are at extremes, bond yields seem unsustainably low and expectations for earnings growth are high. In Asia, policy is generally more “normal” while growth is more secular in nature and not as reliant upon a rebound from an end to the pandemic. However the fundamental factors of high expectations and valuations are present with an added complication of elevated regulatory and geopolitical risks in China.

We believe that the current environment may lead to heightened volatility and choppy markets. But it should be noted that it remains clear to us that there are parts of the equity market in Asia that are increasingly attractive. As capital has migrated toward both extremes of the spectrum of high beta cyclical stocks and those that could be deemed “conceptual growth,” we believe that this creates opportunities for long-term investors like ourselves. Our focus will continue seekthose high-quality compounders that are less susceptible to the whims of policymakers and inflation trends, with an aim of producing attractive risk-adjusted returns through the market cycle.

64	MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

June 30, 2021

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 86.0%

	Shares	Value

CHINA/HONG KONG: 38.9%

Tencent Holdings, Ltd.	1,131,200	$85,170,887

AIA Group, Ltd.	4,546,400	56,400,723

Techtronic Industries Co., Ltd.	1,701,500	29,651,994

JD.com, Inc. A Shares[b]	718,000	28,592,967

Yum China Holdings, Inc.	415,400	27,520,250

Topsports International Holdings, Ltd.[c,d]	16,123,000	26,364,237

NetEase, Inc. ADR	228,000	26,277,000

Link REIT	2,595,200	25,109,444

HKT Trust & HKT, Ltd.	18,204,000	24,795,220

Guangdong Investment, Ltd.	17,150,000	24,632,786

CK Hutchison Holdings, Ltd.	3,152,172	24,539,058

Minth Group, Ltd.	4,976,000	23,599,267

BOC Hong Kong Holdings, Ltd.	6,936,000	23,508,265

Zhongsheng Group Holdings, Ltd.	2,768,000	23,025,167

Midea Group Co., Ltd. A Shares	2,049,583	22,585,030

Jiangsu Expressway Co., Ltd. H Shares	19,856,000	22,472,390

Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	3,808,175	21,650,055

Ping An Insurance Group Co. of China, Ltd. H Shares	2,072,000	20,254,625

ENN Natural Gas Co., Ltd. A Shares	7,775,714	19,841,663

Ever Sunshine Lifestyle Services Group, Ltd.[d]	6,476,000	16,077,840

Total China/Hong Kong		572,068,868

SOUTH KOREA: 10.6%

Samsung Electronics Co., Ltd.	840,833	60,192,002

Macquarie Korea Infrastructure Fund	3,159,191	35,199,676

LEENO Industrial, Inc.	152,104	23,686,175

Coway Co., Ltd.	305,288	21,301,981

LG Household & Health Care, Ltd.	10,214	15,981,058

Total South Korea		156,360,892

TAIWAN: 10.2%

Taiwan Semiconductor Manufacturing Co., Ltd.	4,891,187	105,346,545

Advantech Co., Ltd.	1,980,884	24,510,433

Chailease Holding Co., Ltd.	2,881,000	20,930,139

Total Taiwan		150,787,117

INDIA: 7.7%

Housing Development Finance Corp., Ltd.	963,271	32,147,388

Sanofi India, Ltd.	224,736	23,206,263

Tata Consultancy Services, Ltd.	503,832	22,705,480

ITC, Ltd.	5,358,283	14,634,246

Embassy Office Parks, REIT	2,327,600	10,969,729

Crompton Greaves Consumer Electricals, Ltd.	1,552,775	9,091,300

Total India		112,754,406

SINGAPORE: 6.5%

United Overseas Bank, Ltd.	1,360,600	26,201,616

Ascendas, REIT	10,324,584	22,688,486

Singapore Technologies Engineering, Ltd.	7,823,325	22,573,612

Venture Corp., Ltd.	1,065,100	15,237,267

Ascendas India Trust	8,946,700	9,256,764

Total Singapore		95,957,745

	Shares	Value

FRANCE: 2.9%

Pernod Ricard SA	104,688	$23,268,198

LVMH Moet Hennessy Louis Vuitton SE	24,758	19,476,054

Total France		42,744,252

AUSTRALIA: 2.6%

Aristocrat Leisure, Ltd.	684,360	22,092,880

Northern Star Resources, Ltd.	2,259,188	16,591,762

Total Australia		38,684,642

INDONESIA: 2.5%

PT Bank Rakyat Indonesia Persero	75,457,900	20,516,636

PT Ace Hardware Indonesia	187,925,900	16,228,334

Total Indonesia		36,744,970

UNITED STATES: 1.6%

Broadcom, Inc.	48,500	23,126,740

Total United States		23,126,740

PHILIPPINES: 1.4%

Bank of the Philippine Islands	11,310,504	20,537,703

Total Philippines		20,537,703

THAILAND: 1.1%
Digital Telecommunications Infrastructure Fund F Shares	40,991,400	16,243,082

Total Thailand		16,243,082

TOTAL COMMON EQUITIES		1,266,010,417

(Cost $946,117,297)

CONVERTIBLE CORPORATE BONDS: 10.9%

	Face Amount*	Value

CHINA/HONG KONG: 9.7%

Pharmaron Beijing Co., Ltd., Cnv. 0.000%, 06/18/26[d]	22,000,000	24,442,000

ESR Cayman, Ltd., Cnv. 1.500%, 09/30/25[d]	20,647,000	22,185,201

Luye Pharma Group, Ltd., Cnv. 1.500%, 07/09/24[d]	20,084,000	20,851,008

China Education Group Holdings, Ltd., Cnv.
2.000%, 03/28/24[d]	HKD 122,000,000	20,599,668

China Conch Venture Holdings International, Ltd., Cnv.
0.000%, 09/05/23[d]	HKD 142,000,000	20,145,152

Hansoh Pharmaceutical Group Co., Ltd., Cnv.
0.000%, 01/22/26[d]	19,739,000	18,544,790

Pinduoduo, Inc., Cnv. 0.000%, 12/01/25	15,952,000	16,382,704

Total China/Hong Kong		143,150,523

matthewsasia.com | 800.789.ASIA	65

Matthews Asian Growth and Income Fund

June 30, 2021

Schedule of Investmentsa (unaudited) (continued)

CONVERTIBLE CORPORATE BONDS (continued)

	Face Amount*	Value

MALAYSIA: 1.2%

Cerah Capital, Ltd., Cnv.
0.000%, 08/08/24d	18,228,000	$18,118,632

Total Malaysia		18,118,632

TOTAL CONVERTIBLE CORPORATE BONDS		161,269,155

(Cost $159,632,030)

PREFERRED EQUITIES: 1.1%

	Shares	Value

SOUTH KOREA: 1.1%
LG Household & Health Care, Ltd., Pfd.	24,282	16,494,000

Total South Korea		16,494,000

TOTAL PREFERRED EQUITIES		16,494,000

(Cost $10,852,168)

TOTAL INVESTMENTS: 98.0%		1,443,773,572
(Cost $1,116,601,495)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.0%		29,140,563

NET ASSETS: 100.0%		$1,472,914,135

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2021, the aggregate value is $26,364,237, which is 1.79% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
*	All Values in USD unless otherwise specified.

ADR	American Depositary Receipt

Cnv.	Convertible

HKD	Hong Kong Dollar

Pfd.	Preferred

REIT	Real Estate Investment Trust

USD	U.S. Dollar

See accompanying notes to financial statements.

66	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Yu Zhang, CFA
Lead Manager

Robert Horrocks, PhD	S. Joyce Li, CFA
Co-Manager	Co-Manager

Sherwood Zhang, CFA
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAPIX	MIPIX
CUSIP	577125107	577130750
Inception	10/31/06	10/29/10
NAV	$23.08	$23.08
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.03%	0.93%
After Fee Waiver and Reimbursement[2]	1.02%	0.93%
Portfolio Statistics
Total # of Positions		65
Net Assets		$5.7 billion
Weighted Average Market Cap		$83.3 billion
Portfolio Turnover[3]		37.7%
Benchmark
MSCI AC Asia Pacific Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in convertible debt and equity securities of companies located in Asia.

Matthews Asia Dividend Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2021, the Matthews Asia Dividend Fund returned 2.55% (Investor Class) and 2.66% (Institutional Class), while its benchmark, the MSCI All Country Asia Pacific Index, returned 5.14% over the same period. For the quarter ending June 30, the Fund returned 4.68% (Investor Class) and 4.77% (Institutional Class), while the benchmark returned 2.66%.

Market Environment

The first half of 2021 was positive for Asia, led by India and Taiwan. A semi-synchronized global economic recovery gained momentum throughout the period providing support to cyclically oriented names, despite interruption from waves of COVID-19 resurgence. South Korean equities also performed strongly in the first half of 2021. A combination of low valuations and a cyclical recovery in earnings coming out of the COVID-19 pandemic has proven to be a confluence of upside catalysts. Meanwhile, Japan and most of ASEAN (Association of South East Asian Nations) markets were lackluster. Japan’s equity market experienced strong factor rotation from growth to value in the first quarter.

Performance Contributors and Detractors

During the first half of 2021, Japan detracted the most from the Fund’s relative performance. Several of our Japanese dividend growth stocks, after a strong run in 2020, underperformed during the growth to value rotation seen in the first quarter. On the other hand, Vietnam was the top contributor to relative performance in the first half of 2021. During the COVID-fear induced market selloff earlier this year, we initiated positions in several Vietnamese stocks, including within the banking, real estate, consumer staples and materials sectors. These Vietnamese stocks, each a leader in its respective industry, bounced back strongly during the second quarter once the market digested the COVID situation and re-focused on the companies’ long-term structural growth strength.

From a sector perspective, stock selection in industrials detracted the most from relative performance, as the resurgence of COVID cases in the region delayed the recovery pace for our holdings in infrastructure asset businesses, including toll road and airport. On the other hand, stock selection in health care and material companies added most to relative performance.

By individual securities, the two largest detractors to Fund performance were China’s Minth Group, a leading auto parts manufacturer and Japan’s Daifuku Co., a material handling equipment manufacturer due to market concerns about supply constraint as well as cost pressure caused by semiconductor shortages and global transportation logistics bottlenecks. We believe these are short-term issues to be resolved over the next few quarters and view this as a healthy correction after strong share performances posted by both companies in the second half of 2020. On the other hand, Pharmaron Beijing Co., a Chinese contract research organization company providing research and development (R&D) outsourcing services to global pharmaceutical firms, and Minda Industries Limited, an Indian auto-parts business, were the top two contributors to the performance, following their strong earnings delivery during the period.

(continued)

1	Prospectus expense ratios.
2

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2022 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	67

PERFORMANCE AS OF JUNE 30, 2021
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAPIX)	4.68%	2.55%	38.22%	10.59%	11.46%	8.60%	9.82%		10/31/06
Institutional Class (MIPIX)	4.77%	2.66%	38.33%	10.72%	11.57%	8.73%	8.58%		10/29/10
MSCI AC Asia Pacific Index[4]	2.66%	5.14%	34.71%	10.66%	12.94%	7.28%	5.88%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2021					2020
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAPIX)	$0.08	$0.04	n.a.	n.a.	$0.12	$0.04	$0.12	$0.06	$0.00	$0.22
Inst’l (MIPIX)	$0.08	$0.05	n.a.	n.a.	$0.14	$0.05	$0.12	$0.06	$0.00	$0.23

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding and a return of capital. For distribution history please visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 0.72% (0.71% excluding waivers)

Institutional Class: 0.86% (0.85% excluding waivers)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/21, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 1.78%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 6/30/21 divided by the current price of each equity as of 6/30/21. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

5	Calculated from 10/31/06.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Minth Group, Ltd.	Consumer Discretionary	China/Hong Kong	5.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	4.7%
Pharmaron Beijing Co., Ltd.	Health Care	China/Hong Kong	3.0%
Breville Group, Ltd.	Consumer Discretionary	Australia	2.9%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	2.9%
LG Chem, Ltd., Pfd.	Materials	South Korea	2.8%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	2.2%
Link REIT	Real Estate	China/Hong Kong	2.2%
OPT Machine Vision Tech Co., Ltd.	Information Technology	China/Hong Kong	2.2%
Lixil Corp.	Industrials	Japan	2.1%
% OF ASSETS IN TOP 10			30.1%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

68	MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes

During the second quarter, we continued to adopt a barbell approach, adding both cyclical dividend payers and structural dividend growers. One dividend payer position we initiated was in Japan’s AGC Inc., a global producer of glass and chemical products. The company is moving away from commodity type of products towards specialty products with high technological barrier and enhanced return on invested capital, such as life science services and advanced semiconductor manufacturing materials. We believe AGC is an undervalued stock that possess both cyclical recovery drivers and structural growth opportunities. On the dividend growth side, we initiated a position in Autel Intelligent Technology Corp., an automotive after-market diagnostics equipment manufacturer listed on the Chinese A-share market. Under its own “Autel” brand name, the company has been successfully penetrating key overseas markets, including the U.S., thanks to its excellent product quality and competitive pricing. With a continuing emphasis on R&D (Autel is spending about 20% of sales in R&D) we believe the company’s market-share gain momentum can be further sustained, and the monetization potential of its diagnostics software could provide further upside to the profit margin. With a 50%-dividend payout ratio, Autel is already sharing its rapid business growth via a rising dividend payment to all shareholders.

To fund these new positions, we exited several holdings, including names like Chongqing Brewery (expensive valuation multiples) and Pigeon Corp. (slowing down growth profiles).

Outlook

After a rather disruptive rotation in the first half, equity markets have more or less re-adjusted to the new environment, pricing in a rising inflation expectation and potential tapering of loose monetary policy. Looking ahead, despite the lingering COVID resurgence impact, we remain constructive on Asian equities, supported by a broadening economic recovery and solid corporate earnings growth. Compared to major global markets, Asia (as represented by the MSCI Asia Pacific Index) still trades at a reasonable valuation level of 15.4x forward P/E with consensus earnings growth of 26%. Heading into the second half of 2021 and beyond, we believe cyclical businesses are likely to lead the early earnings recovery phase, while structural growth drivers such as domestic consumption and industrial upgrade could return to drive further earnings growth. We believe maintaining a balanced portfolio exposure between dividend growth stocks and high-dividend-yielding stocks makes more sense in the current environment.

COUNTRY ALLOCATION (%)[7,8]
Japan	33.0
China/Hong Kong	23.8
South Korea	12.3
Australia	8.3
Taiwan	4.7
India	3.9
Vietnam	3.9
Singapore	3.6
Indonesia	1.3
Philippines	1.2
Bangladesh	1.0
Cash and Other Assets, Less Liabilities	2.7

SECTOR ALLOCATION (%)[8]
Consumer Discretionary	21.5
Information Technology	16.4
Financials	13.1
Industrials	12.0
Communication Services	9.5
Health Care	9.4
Real Estate	7.1
Materials	6.1
Consumer Staples	2.3
Cash and Other Assets, Less Liabilities	2.7

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	34.6
Large Cap ($10B-$25B)	18.4
Mid Cap ($3B-10B)	28.6
Small Cap (under $3B)	15.2
Cash and Other Assets, Less Liabilities	2.7

7	Not all countries where the Fund may invest are included in the benchmark index.

8

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

matthewsasia.com | 800.789.ASIA	69

Matthews Asia Dividend Fund

June 30, 2021

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 92.6%

	Shares	Value

CHINA/HONG KONG: 28.5%
Minth Group, Ltd.†	61,819,000	$293,183,895

Tencent Holdings, Ltd.	2,218,000	166,998,787

Pharmaron Beijing Co., Ltd. A Shares	3,819,564	127,914,279

Shenzhou International Group Holdings, Ltd.	5,008,700	126,483,671

Link REIT	12,912,300	124,930,902

OPT Machine Vision Tech Co., Ltd. A Shares	1,765,748	122,904,512

China Education Group Holdings, Ltd.[b]	44,063,000	98,283,037

Postal Savings Bank of China Co., Ltd. H Shares[b,c]	145,712,000	97,990,349

AIA Group, Ltd.	6,731,800	83,511,875

Jinxin Fertility Group, Ltd.[b,c]	26,764,000	67,456,586

Autel Intelligent Technology Corp., Ltd. A Shares	4,454,615	59,918,743

HKBN, Ltd.	46,397,623	56,172,180

Yuexiu Transport Infrastructure, Ltd.†	93,902,000	54,381,682

MINISO Group Holding, Ltd. ADR[d]	2,581,900	53,677,701

Baidu, Inc. ADR[d]	245,300	50,016,670

Pharmaron Beijing Co., Ltd. H Shares[b,c]	1,609,500	42,854,675

Total China/Hong Kong		1,626,679,544

JAPAN: 28.4%
Lixil Corp.	4,632,900	119,887,294

MISUMI Group, Inc.	3,489,900	118,104,334

KATITAS Co., Ltd.†	4,186,900	117,713,652

Anritsu Corp.	4,887,900	91,046,824

Disco Corp.	291,800	88,721,546

Hoya Corp.	624,900	82,655,749

BELLSYSTEM24 Holdings, Inc.†	5,045,500	79,344,202

Daifuku Co., Ltd.	872,100	79,124,028

Dai-ichi Life Holdings, Inc.	4,239,400	78,001,624

Nintendo Co., Ltd.	133,500	77,252,848

AGC, Inc.	1,832,200	76,751,635

Shiseido Co., Ltd.	1,033,300	76,214,933

Oriental Land Co., Ltd.	531,100	75,663,486

Olympus Corp.	3,801,900	75,623,345

ORIX Corp.	4,397,400	74,323,141

TDK Corp.	569,900	68,989,068

Bandai Namco Holdings, Inc.	969,200	67,077,781

Japan Steel Works, Ltd.	2,074,900	53,272,193

Rakus Co., Ltd.	1,725,200	46,894,142

MANI, INC.	2,038,000	46,730,062

Mitsubishi Pencil Co., Ltd.	2,403,000	31,145,865

Total Japan		1,624,537,752

AUSTRALIA: 8.3%
Breville Group, Ltd.†	7,461,473	167,315,029

IDP Education, Ltd.	5,145,961	94,775,807

QBE Insurance Group, Ltd.	9,879,699	79,724,834

Sydney Airport[d]	18,253,479	79,202,146

Treasury Wine Estates, Ltd.	3,312,124	29,001,939

PEXA Group, Ltd.[d]	1,954,952	25,114,571

Total Australia		475,134,326

	Shares	Value

SOUTH KOREA: 7.6%

POSCO	354,669	$109,610,341

Hugel, Inc.[d]	445,972	95,079,703

KB Financial Group, Inc.	1,880,798	93,344,091

Hyundai Mobis Co., Ltd.	290,948	75,451,905

Samsung Electronics Co., Ltd.	870,241	62,297,208

Total South Korea		435,783,248

TAIWAN: 4.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	7,426,469	159,951,532

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	885,740	106,430,518

Total Taiwan		266,382,050

INDIA: 4.0%
Minda Industries, Ltd.†	13,619,268	117,537,492

HDFC Bank, Ltd.	5,355,089	108,161,362

Total India		225,698,854

VIETNAM: 3.9%
Hoa Phat Group JSC	34,687,575	77,742,044

Vinhomes JSC[b,c,d]	13,141,600	67,370,192

Asia Commercial Bank JSC[d]	35,169,605	54,523,639

Vietnam Dairy Products JSC	6,241,900	24,520,891

Total Vietnam		224,156,766

SINGAPORE: 3.7%
BOC Aviation, Ltd.[b,c]	8,865,900	74,795,258

NetLink NBN Trust[b]	93,023,700	65,757,870

Ascendas India Trust	57,288,600	59,274,040

Keppel DC, REIT	4,590,680	8,508,394

Total Singapore		208,335,562

INDONESIA: 1.3%

PT Bank Rakyat Indonesia Persero	282,382,100	76,778,319

Total Indonesia		76,778,319

PHILIPPINES: 1.2%
Globe Telecom, Inc.	1,786,250	67,127,186

Total Philippines		67,127,186

BANGLADESH: 1.0%
GrameenPhone, Ltd.	14,140,431	58,293,512

Total Bangladesh		58,293,512

TOTAL COMMON EQUITIES		5,288,907,119

(Cost $4,016,334,510)

70	MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

June 30, 2021

Schedule of Investmentsa (unaudited) (continued)

PREFERRED EQUITIES: 4.7%

	Shares	Value

SOUTH KOREA: 4.7%
LG Chem, Ltd., Pfd.	468,568	$159,611,750

Samsung Electronics Co., Ltd., Pfd.	1,671,655	109,409,947

Total South Korea		269,021,697

TOTAL PREFERRED EQUITIES		269,021,697

(Cost $103,553,274)

TOTAL INVESTMENTS: 97.3%		5,557,928,816

(Cost $4,119,887,784)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.7%		157,129,772

NET ASSETS: 100.0%		$5,715,058,588

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2021, the aggregate value is $350,467,060, which is 6.13% of net assets.

d	Non-income producing security.

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

JSC	Joint Stock Co.

Pfd.	Preferred

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	71

PORTFOLIO MANAGERS

Sherwood Zhang, CFA
Lead Manager

Yu Zhang, CFA	S. Joyce Li, CFA
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MCDFX	MICDX
CUSIP	577125305	577130735
Inception	11/30/09	10/29/10
NAV	$21.64	$21.63
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.15%	1.02%
Portfolio Statistics
Total # of Positions		48
Net Assets		$454.0 million
Weighted Average Market Cap		$82.8 billion
Portfolio Turnover[2]		81.8%
Benchmark
MSCI China Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in China. China includes its administrative and other districts, such as Hong Kong. The Fund may also invest in convertible debt and equity securities of companies located in China.

Matthews China Dividend Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2021, the Matthews China Dividend Fund returned 12.11% (Investor Class) and 12.14% (Institutional Class), while its benchmark, the MSCI China Index, returned 1.89% over the same period. For the quarter ending June 30, the Fund returned 10.97% (Investor Class) and 11.01% (Institutional Class), while the benchmark returned 2.32%.

Market Environment

Chinese equity markets recovered in the second quarter, post a volatile first quarter, driven by resilient first quarter results coming out of the A-shares. Many investors anticipated a strong market rally approaching the Chinese Communist Party’s 100-year anniversary, however this optimistic scenario was never truly realized. During May, the Chinese government began to release the 7th population census data, which was delayed by a month. One clear trend within the census data is that the Chinese population continues to age, and birth rates have been trending down. The once-a-decade census data has many long-term implications, and Chinese authorities seem eager to take action to reverse the aging population trend. Later in May, the Chinese government announced that married couples will now be allowed to have three children, further relaxing its family planning policy. In addition, a series of surprisingly harsh and negative policy measures targeting the after-school tutoring industry has been rumored to be implemented starting this summer. The intention of these measures seems directly related to the escalating education cost of children, which many families cited as a key reason for not having more kids.

Performance Contributors and Detractors

During the first half of 2021, the Fund’s significant outperformance relative to its benchmark was mostly driven by security selection, especially in the information technology, real estate and consumer discretionary sectors. On the other hand, our security selection in the materials sector and underweight to the health care sector have been the biggest drags on relative performance.

SITC International Holdings Co., Ltd., the leading intra-Asia regional container shipping company, has continued to benefit from escalating shipping rates globally, making it the top contributor to absolute performance during the first half of the year. Shimao Service Holdings, a property management company, and China Suntien Green Energy Corporation, a natural gas utility company with business exposure in wind energy, are the second- and third-highest performance contributors. It is worth mentioning that both companies had periods of significant share price sell-off last year due to reasons not related to their business fundamentals. As a long-term investor, we added to our positions during the sell-offs, and we are pleased to see these holdings become top performance contributors during the period.

On the contrary, recent portfolio addition Haier Smart Home Co., a company engaged in the research, development, production and sale of smart home appliances, was the largest performance detractor for the first half. As various commodity prices have increased, investors are worried about whether the company’s profit margin will be under pressure. For now, we believe Haier still has room to improve its margin compared with industry peers, and its global presence increases the company’s ability to pass on its increased costs. Cathay Media and Education Group Inc., which operates both for-profit higher education and TV drama production businesses, is the second largest performance detractor, as its anticipated tuition cap set by the Chinese government could be lower than the market anticipated—we are closely monitoring this situation.

(continued)

72	MATTHEWS ASIA FUNDS

1.	Prospectus expense ratios.
2.	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

PERFORMANCE AS OF JUNE 30, 2021
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Year	5 Year	10 Years	Since Inception		Inception Date
Investor Class (MCDFX)	10.97%	12.11%	33.88%	11.82%	16.18%	10.96%	11.66%		11/30/09
Institutional Class (MICDX)	11.01%	12.14%	33.99%	11.96%	16.33%	11.14%	10.99%		10/29/10
MSCI China Index[3]	2.32%	1.89%	27.54%	10.53%	16.75%	7.93%	7.39%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2021			2020
	June	December	Total	June	December	Total
Investor (MCDFX)	$0.38	n.a.	$0.38	$0.36	$0.04	$0.40
Inst’l (MICDX)	$0.39	n.a.	$0.39	$0.38	$0.05	$0.42

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30 DAY YIELD:

0.71% (Investor Class); 0.87% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/21, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 2.50%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 6/30/21 divided by the current price of each equity as of 6/30/21. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

4	Calculated from 11/30/09.

TOP TEN HOLDINGS[5]
	Sector	% of Net Assets
Tencent Holdings, Ltd.	Communication Services	6.8%
Shimao Services Holdings, Ltd.	Real Estate	3.9%
Shanghai Baosight Software Co., Ltd.	Information Technology	3.4%
China Suntien Green Energy Corp., Ltd.	Energy	3.3%
China Education Group Holdings, Ltd.	Consumer Discretionary	2.9%
Pharmaron Beijing Co., Ltd.	Health Care	2.9%
Postal Savings Bank of China Co., Ltd.	Financials	2.8%
Bosideng International Holdings, Ltd.	Consumer Discretionary	2.8%
Silergy Corp.	Information Technology	2.7%
SITC International Holdings Co., Ltd.	Industrials	2.7%
% OF ASSETS IN TOP 10		34.2%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	73

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	94.0
Taiwan	1.5
Cash and Other Assets, Less Liabilities	4.5

SECTOR ALLOCATION (%)[7]
Consumer Discretionary	21.2
Communication Services	12.8
Information Technology	11.2
Industrials	11.2
Consumer Staples	9.0
Real Estate	8.1
Financials	8.0
Health Care	5.4
Materials	3.3
Energy	3.3
Utilities	2.1
Cash and Other Assets, Less Liabilities	4.5

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	25.2
Large Cap ($10B–$25B)	21.5
Mid Cap ($3B–10B)	34.1
Small Cap (under $3B)	14.7
Cash and Other Assets, Less Liabilities	4.5

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews China Dividend Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes

During the second quarter, we initiated a position in the Chinese e-commerce giant Alibaba Group Holding as the company’s valuation was still depressed by last year’s failed Ant Financial IPO. We appreciate Alibaba’s still-healthy cash flow generation and dominant position in e-commerce, online payment and cloud computing in China. Additionally, the company’s share buyback program is becoming recurring—we see this as almost equivalent to a recurring dividend payout policy.

During the sell-off in Taiwan’s equity markets in May trigged by a COVID-19 outbreak, we rotated capital from semiconductor company MediaTek Inc. and used the proceeds to partly fund new investments in E Ink Corporation and Silergy Corp. MediaTek has performed very well since we initiated the position, but we think the company’s attractive fundamentals and growth prospects have largely been reflected in its valuation. E Ink is the leading supplier of displays for e-readers globally, and as people spend more time looking at computer screens, we believe they will become more concerned regarding potential resultant eye health issues, especially among children. We believe E Ink’s unique display solution is well-suited to alleviate the issue. Silergy is a leading China-based logic chip design house. We believe the company has ample market share to gain from global competitors, as the import substitution trend continues in China’s chip industry.

We also exited our positions in Excellence Commercial and Facilities Property Management Group Ltd. and HKBN Ltd., as we are increasingly less convinced of their growth potential.

Outlook

We remain constructive on China’s equity earnings growth outlook and continue to actively seek out investments at reasonable valuations. China is one of the first countries to normalize monetary policies post the COVID-19 pandemic, and therefore it may have more monetary and fiscal flexibility to support the economy as needed. However, in the near term, due to high base effect and increased regulatory risk, there could be down-side risk to Chinese corporates’ earnings. When these potential earnings downgrades are fully discounted, the market should refocus on structural growth drivers to corporate earnings.

74	MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

June 30, 2021

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 95.5%

	Shares	Value

CONSUMER DISCRETIONARY: 21.1%
Diversified Consumer Services: 4.9%

China Education Group Holdings, Ltd.[b]	5,950,000	$13,271,545

EC Healthcare	4,992,000	8,988,339

		22,259,884

Specialty Retail: 3.6%

China Yongda Automobiles Services Holdings, Ltd.	4,851,500	8,682,791

Topsports International Holdings, Ltd.[b,c]	4,884,000	7,986,289

		16,669,080

Automobiles: 3.3%

BYD Co., Ltd. H Shares	360,000	10,805,862

Yadea Group Holdings, Ltd.[b,c]	1,908,000	4,098,183

		14,904,045

Textiles, Apparel & Luxury Goods: 2.8%
Bosideng International Holdings, Ltd.	17,810,000	12,725,932

Internet & Direct Marketing Retail: 2.5%
Alibaba Group Holding, Ltd.[d]	398,300	11,293,334

Auto Components: 2.2%
Minth Group, Ltd.	2,080,000	9,864,645

Household Durables: 1.6%
Haier Smart Home Co., Ltd. D Shares	3,852,281	7,324,910

Multiline Retail: 0.2%
MINISO Group Holding, Ltd. ADR[d]	47,600	989,604

Total Consumer Discretionary		96,031,434

COMMUNICATION SERVICES: 12.8%
Interactive Media & Services: 7.2%

Tencent Holdings, Ltd.	408,600	30,764,520

Kanzhun, Ltd. ADR[d]	50,567	2,004,981

		32,769,501

Entertainment: 3.3%

BAIOO Family Interactive, Ltd.[b,c]	29,400,000	6,167,086

XD, Inc.[b,d]	581,600	5,121,421

Cathay Media and Education Group, Inc.[b,c]	5,412,303	3,763,340

		15,051,847

Diversified Telecommunication Services: 2.3%

CITIC Telecom International Holdings, Ltd.	30,741,000	10,172,261

Total Communication Services		57,993,609

INDUSTRIALS: 11.2%
Machinery: 5.1%

Yangzijiang Shipbuilding Holdings, Ltd.	9,016,100	9,472,745

Weichai Power Co., Ltd. A Shares	2,947,581	8,131,074

Leader Harmonious Drive Systems Co., Ltd. A Shares	256,210	5,559,051

		23,162,870

Marine: 2.7%
SITC International Holdings Co., Ltd.	2,913,000	12,173,270

Industrial Conglomerates: 2.1%
CK Hutchison Holdings, Ltd.	1,201,000	9,349,556

	Shares	Value
Road & Rail: 0.7%
Full Truck Alliance Co., Ltd. ADR[d]	161,800	$3,297,484

Air Freight & Logistics: 0.6%
JD Logistics, Inc.[b,c,d]	542,900	2,957,726

Total Industrials		50,940,906

INFORMATION TECHNOLOGY: 11.2%
Electronic Equipment, Instruments & Components: 3.5%

OPT Machine Vision Tech Co., Ltd. A Shares	130,130	9,057,671

E Ink Holdings, Inc.	2,606,000	6,979,202

		16,036,873

Software: 3.5%
Shanghai Baosight Software Co., Ltd. B Shares	4,746,313	15,605,839

Semiconductors & Semiconductor Equipment: 2.7%
Silergy Corp.	90,000	12,215,118

IT Services: 1.5%
TravelSky Technology, Ltd. H Shares	3,203,000	6,901,133

Total Information Technology		50,758,963

CONSUMER STAPLES: 9.0%
Beverages: 4.0%

Tsingtao Brewery Co., Ltd. H Shares	904,000	9,721,773

Yantai Changyu Pioneer Wine Co., Ltd. B Shares	4,053,176	8,303,582

		18,025,355

Food Products: 3.6%

Uni-President China Holdings, Ltd.	7,931,000	8,750,605

WH Group, Ltd.[b,c]	8,467,500	7,600,450

		16,351,055

Food & Staples Retailing: 1.4%
Jiajiayue Group Co., Ltd. A Shares	2,334,885	6,266,414

Total Consumer Staples		40,642,824

REAL ESTATE: 8.1%
Real Estate Management & Development: 6.1%

Shimao Services Holdings, Ltd.[b,c]	5,107,000	17,602,307

Powerlong Commercial Management Holdings, Ltd.[b]	1,787,500	6,257,105

K Wah International Holdings, Ltd.	7,782,000	3,777,533

		27,636,945

Equity REITs: 2.0%
Fortune REIT	8,460,000	9,063,752

Total Real Estate		36,700,697

FINANCIALS: 8.0%
Banks: 6.3%

Postal Savings Bank of China Co., Ltd. H Shares[b,c]	19,207,000	12,916,579

Ping An Bank Co., Ltd. A Shares	2,277,400	7,962,846

BOC Hong Kong Holdings, Ltd.	2,308,000	7,822,531

		28,701,956

matthewsasia.com | 800.789.ASIA	75

Matthews China Dividend Fund

June 30, 2021

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
Insurance: 1.7%

New China Life Insurance Co., Ltd. H Shares	2,174,800	$7,415,557

Total Financials		36,117,513

HEALTH CARE: 5.4%
Life Sciences Tools & Services: 2.9%

Pharmaron Beijing Co., Ltd. H Shares[b,c]	496,900	13,230,499

Pharmaceuticals: 2.5%

CSPC Pharmaceutical Group, Ltd.	7,958,000	11,494,960

Total Health Care		24,725,459

ENERGY: 3.3%
Oil, Gas & Consumable Fuels: 3.3%

China Suntien Green Energy Corp., Ltd. H Shares	30,884,000	15,146,481

Total Energy		15,146,481

MATERIALS: 3.3%
Construction Materials: 1.9%
Huaxin Cement Co., Ltd. B Shares	4,577,692	8,556,379

Containers & Packaging: 1.4%
Greatview Aseptic Packaging Co., Ltd.	14,514,000	6,542,638

Total Materials		15,099,017

UTILITIES: 2.1%
Gas Utilities: 2.1%
Kunlun Energy Co., Ltd.	10,138,000	9,332,930

Total Utilities		9,332,930

TOTAL INVESTMENTS: 95.5%		433,489,833
(Cost $335,739,701)

CASH AND OTHER ASSETS, LESS LIABILITIES: 4.5%		20,528,061

NET ASSETS: 100.0%		$454,017,894

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2021, the aggregate value is $76,322,459, which is 16.81% of net assets.

d	Non-income producing security.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

76	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Teresa Kong, CFA
Lead Manager

Satya Patel	Wei Zhang
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAINX	MINCX
CUSIP	577125503	577125602
Inception	11/30/11	11/30/11
NAV	$10.87	$10.87
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.15%	1.00%
After Fee Waiver and Reimbursement[2]	1.12%	0.90%
Portfolio Statistics
Total # of Positions		55
Net Assets		$140.0 million
Modified Duration[3]		4.2
Portfolio Turnover[4]		39.7%
Benchmark
50% Markit iBoxx Asian Local Bond Index, 50% J.P. Morgan Asia Credit Index

OBJECTIVE

Total return over the long term with an emphasis on income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in debt and debt-related instruments issued by governments, quasi-governmental entities, supra-national institutions, and companies in Asia. Asia consists of all countries and markets in Asia, such as China and India, and includes developed, emerging, and frontier countries and markets in the Asian region. The Fund’s investments in debt securities may be denominated in any currency, may be of any quality or may be unrated, and may have no stated maturity or duration target.

Matthews Asia Total Return Bond Fund

Portfolio Manager Commentary (unaudited)

For the first half of 2021, the Matthews Asia Total Return Bond Fund returned –1.63% (Investor Class) and –1.56% (Institutional Class) while its benchmark, the 50% Markit iBoxx Asian Local Bond Index/50% J.P. Morgan Asia Credit Index (JACI), returned –1.61%. For the quarter ending June 30, the Fund returned 1.09% (Investor Class) and 1.14% (Institutional Class) compared to the benchmark return of 1.36%.

Market Discussion

Unlike many other market cycles, this cycle was uniquely quick in its ups and downs, probably as it was driven by an unprecedented pandemic. With barely a year since COVID-19 lockdowns and recession, the global economy is showing signs of a full expansion. Global purchasing managers index (PMI) hit 55.5 in June—an indication of growth or expansion within the manufacturing and services sectors of the economy compared to the prior month. Inflation is rising, with U.S. consumer price index (CPI) hitting 5.0% in May, driven mostly by goods and commodities inflation. Oil prices rose 18% in the second quarter. The rapid lockdowns and re-opening have thus created supply shortages, driving up goods prices.

Expectations of normalization of life drove normalization of markets. The second quarter of the year was a generally good one for bonds and equities. The JP Morgan Asia Credit Index (JACI) returned 1.4% on the quarter, while MSCI Emerging Markets returned 5.2%. Asian currencies appreciated slightly, returning 0.4% as measured by the Asian trade-weighted currency basket.

In light of these data points, the Fed decided to signal a downshift of its easing stance at the June Federal Open Market Committee. In its own words, it is “talking about talking about tapering”—probably the most dovish language to describe a move towards tightening stance. As the market digested this “dovish hawkish” news, 10-year U.S. Treasuries declined in the quarter—starting the quarter at 1.74% and ending it at 1.47%.

Performance Contributors and Detractors

For the first two quarters of 2021, our short duration stance and local currency underweight relative to the benchmark generally contributed to performance, led by our positions in Singapore and Thailand. On the other hand, our underweight to investment grade credit detracted from performance. Within, U.S. dollar-denominated corporate exposures, Chinese real estate developers and internet platforms such as South Korea’s KaKao Corp., contributed to performance. Exposure to Pan Brothers, an Indonesian textile manufacturer, and China’s Huarong Finance detracted from performance.

In general, the Fund’s local currency positions performed in line with the benchmark during the second quarter. Exposure to Indonesia and Malaysian local bonds contributed to performance while exposures to Singapore and South Korea detracted during the same period. The portfolio’s currency performance was neutral—our position in the Thai baht contributed positively while our position in the Singapore dollar detracted.

(continued)

1	Prospectus expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g. custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. Pursuant to this agreement, any amount waived for prior fiscal years with respect to the Fund is not subject to recoupment. This agreement will remain in place until April 30, 2022 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3

Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.

4	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	77

PERFORMANCE AS OF JUNE 30, 2021
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MAINX)	1.09%	-1.63%	7.57%	5.20%	4.80%	4.57%	11/30/11
Institutional Class (MINCX)	1.14%	-1.56%	7.78%	5.39%	5.04%	4.78%	11/30/11
50% Markit iBoxx Asian Local Bond Index, 50% J.P. Morgan Asia Credit Index[5]	1.36%	-1.61%	4.27%	6.22%	4.12%	4.35%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
2021	Jan.	Feb.	Mar.	Apr.	May	June	July	Aug.	Sept.	Oct.	Nov.	Dec.	Total
Investor (MAINX)	$0.03	$0.02	$0.03	$0.04	$0.03	$0.04	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	$0.20
Inst’l (MINCX)	$0.03	$0.02	$0.03	$0.04	$0.04	$0.04	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	$0.20

2020
Investor (MAINX)	n.a.	$0.06	$0.04	$0.00	$0.03	$0.04	$0.04	$0.04	$0.04	$0.04	$0.03	$0.08	$0.44
Inst’l (MINCX)	n.a.	$0.07	$0.04	$0.01	$0.03	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.09	$0.46

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 7.49% (7.49% excluding waivers)

Institutional Class: 7.59% (7.59% excluding waivers)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/21, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST: 8.85%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

5

It is not possible to invest directly in an index. Source: Index data from HSBC, Markit iBoxx and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definitions. The Markit iBoxx Asian Local Bond Index performance reflects the returns of the discontinued predecessor HSBC Asian Local Bond Index up to December 31, 2012 and the returns of the successor Markit iBoxx Asian Local Bond Index thereafter.

TOP TEN HOLDINGS
	Sector	Currency	% of Net Assets
Network i2i, Ltd., 5.650%, 04/15/2068	Communication Services	U.S. Dollar	4.7%
Viet Nam Debt & Asset Trading Corp., 1.000%, 10/10/2025	Financials	U.S. Dollar	4.0%
Wanda Properties International Co., Ltd., 7.250%, 01/29/2024	Real Estate	U.S. Dollar	3.8%
Luye Pharma Group, Ltd., Cnv., 1.500%, 07/09/2024	Health Care	U.S. Dollar	3.5%
ABJA Investment Co. Pte, Ltd., 5.450%, 01/24/2028	Materials	U.S. Dollar	3.4%
Franshion Brilliant, Ltd., 6.000%, 08/08/2068	Real Estate	U.S. Dollar	3.4%
China Development Bank, 3.800%, 01/25/2036	Foreign Government Bonds	China Renminbi	3.3%
Sino-Ocean Land Treasure III, Ltd., 4.900%, 03/21/2068	Real Estate	U.S. Dollar	3.1%
Periama Holdings LLC, 5.950%, 04/19/2026	Materials	U.S. Dollar	3.0%
Kasikornbank Public Co., Ltd., 5.275%, 04/14/2068	Financials	U.S. Dollar	2.9%
% OF ASSETS IN TOP 10			35.1%

78	MATTHEWS ASIA FUNDS

Matthews Asia Total Return Bond Fund

Portfolio Manager Commentary  (unaudited) (continued)

The U.S. dollar-denominated holdings performed positively relative to the benchmark. Within our U.S. dollar-denominated investments, the largest contributors to performance came from the convertible bonds of Kakao Corp., a South Korean online messaging and e-commerce platform, and high yield bonds of basic industry companies. On the other hand, the biggest detractor came from Huarong Finance. We initiated a position in Huarong, a Chinese asset manager, after its bonds sold off on news of possible losses from non-core overseas investments and the delay of its annual results. We believe the bonds were oversold given the data vacuum regarding the extent of the losses. In our base case, Huarong will likely experience some combination of asset sales and government support such that bondholders be made whole over the next few quarters.

Notable Portfolio Changes

In terms of currency, we sold the portfolio’s Indian rupee exposure and added Korean won exposure in the quarter. We expect inflation and rising commodity prices to disproportionately hurt India. We added the Korean won to take advantage of the cyclical global recovery as the country is heavily tied to the global semiconductor and trade cycle.

We also added exposure to Chinese real estate and internet sectors. Within real estate, we added CIFI Holdings, a high-quality developer that we previously held. Within Chinese internet, we initiated convertible bond positions in Meituan, a web-based shopping platform company, and Weimob, an e-commerce and marketing solutions company. We believe regulatory risks and competition within the internet space have put price pressure on these names; however, in the long term, we believe their businesses will scale to drive profitability. We also added embattled Huarong Finance for the special situations opportunity as the company works through asset sales and/or a corporate restructuring.

We exited Krungthai Bank bonds given its unfavorably upside vs. downside skew with new waves of COVID resurgence in Thailand pushing out expectations of an economic rebound. We also exited Philippines government bonds as the bonds had done well and hit our price targets.

Outlook

The Fed is taking an extremely patient stance considering that we are in the full expansion part of the cycle, which typically calls for tightening of monetary policy to counteract its excesses. Given that signs point towards re-starting of economic activity around the world, we expect the Fed to be on a more hawkish path going forward, but that its tightening will generally lag the expansionary trend of the economy. Therefore, the U.S. economy will have room to grow and we believe asset prices can do well in this environment. We do anticipate U.S. Treasuries to go up from here, with fair value around the 2%–2.5% range given current economic conditions.

In Asia, we expect to see relatively muted movements in interest rates for most countries. With the Fed potentially tapering, it may put pressure on Asian central banks to consider whether their policy is overly accommodative. Developed Asian rates will probably follow Treasuries higher, but also lag in terms of the pace of rise.

In terms of currency, we do not see a clear trend yet. Global expansion and rising commodity prices should mean a weaker U.S. dollar and stronger high volatility Asia currencies. However, as our base case is for Asia government yields to lag those of U.S., lower carry of Asia currencies might counteract what might otherwise be a weaker U.S. dollar. While a general recovery in risk sentiment helps all Asian currencies, we are mindful of idiosyncratic risks between each country with regards to the speed of each country’s recovery from COVID, ability to manage ongoing virus spread, as well as country-specific macro fundamentals.

CURRENCY ALLOCATION (%)[6,7]
US Dollar	55.1
China Renminbi	10.1
South Korean Won	9.2
Singapore Dollar	6.1
Indonesian Rupiah	5.9
Malaysian Ringgit	5.0
Thailand Baht	3.9
Philippines Peso	3.5
Indian Rupee	1.2

COUNTRY ALLOCATION (%)[6,7,8]
China/Hong Kong	51.9
India	14.8
Indonesia	9.4
Malaysia	6.8
Thailand	4.6
Philippines	4.0
Vietnam	4.0
South Korea	1.0
New Zealand	0.8
Cash and Other Assets, Less Liabilities	2.8

SECTOR ALLOCATION (%)[6,7]
Real Estate	25.0
Financials	20.2
Foreign Government Bonds	17.3
Communication Services	7.6
Consumer Discretionary	7.0
Health Care	6.8
Materials	6.4
Energy	3.2
Industrials	2.2
Information Technology	1.5
Cash and Other Assets, Less Liabilities	2.8

Please note: Foreign Government Bonds category includes Supranationals.

ASSET TYPE BREAKDOWN (%)[6,7]
Non-Convertible Corporate Bonds	64.1
Government Bonds	18.0
Convertible Corporate Bonds	15.1
Cash and Other Assets, Less Liabilities	2.8

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

7	Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

8	Not all countries where the Fund may invest are included in the benchmark index.

matthewsasia.com | 800.789.ASIA	79

Matthews Asia Total Return Bond Fund

June 30, 2021

Schedule of Investmentsa (unaudited)

NON-CONVERTIBLE CORPORATE BONDS: 60.8%

	Face Amount*	Value

CHINA/HONG KONG: 37.3%

Wanda Properties International Co., Ltd.
7.250%, 01/29/24[b]	5,300,000	$5,280,411

Franshion Brilliant Ltd. 6.000%[c], 02/08/26[b,d]	4,700,000	4,711,750

Sino-Ocean Land Treasure III, Ltd. 4.900%[c], 09/21/22[b,d]	5,000,000	4,399,997

China SCE Group Holdings, Ltd. 7.000%, 05/02/25[b]	4,000,000	4,051,186

Powerlong Real Estate Holdings, Ltd. 5.950%, 04/30/25[b]	3,900,000	4,027,429

KWG Group Holdings, Ltd. 7.400%, 01/13/27[b]	4,000,000	3,996,607

Times China Holdings, Ltd. 6.200%, 03/22/26[b]	3,900,000	3,823,122

CIFI Holdings Group Co., Ltd. 4.800%, 05/17/28[b]	3,600,000	3,523,500

King Talent Management, Ltd. 5.600%[c], 12/04/22[b,d]	3,500,000	3,151,785

CITIC Telecom International Finance, Ltd. 6.100%, 03/05/25[b]	1,631,000	1,762,362

China Cinda Asset Management Co., Ltd.
5.500%, 03/14/28	CNY 10,000,000	1,667,663

FWD Group, Ltd. 6.375%[c], 09/13/24[b,d]	1,600,000	1,642,418

Agricultural Bank of China, Ltd. 4.300%, 04/11/29[b]	CNY 10,000,000	1,573,278

Huarong Finance 2017 Co., Ltd. 4.000%[c], 11/07/22[b,d]	2,500,000	1,550,000

China Cinda Asset Management Co., Ltd.
3.900%, 03/05/30	CNY 10,000,000	1,524,249

Huarong Finance 2019 Co., Ltd. 4.250%[c], 09/30/25[b,d]	2,800,000	1,400,000

FWD Group, Ltd. 0.000%[c], 06/15/22[b,d]	1,200,000	1,127,979

Times China Holdings, Ltd. 6.750%, 07/08/25[b]	1,100,000	1,113,961

Honghua Group, Ltd. 6.375%, 08/01/22[b]	1,100,000	1,072,488

Huarong Finance 2017 Co., Ltd. 4.500%[c], 01/24/22[b,d]	1,100,000	742,500

Total China/Hong Kong		52,142,685

INDIA: 14.8%

Network i2i, Ltd. 5.650%[c], 01/15/25[d,e]	5,000,000	5,356,250

ABJA Investment Co. Pte, Ltd. 5.450%, 01/24/28[b]	4,440,000	4,769,225

Periama Holdings LLC 5.950%, 04/19/26[b]	3,900,000	4,223,310

Tata Motors, Ltd. 5.875%, 05/20/25[b]	3,500,000	3,744,440

ICICI Bank UK PLC 5.375%[c], 09/26/28[b]	SGD 1,750,000	1,350,599

Network i2i, Ltd. 5.650%[c], 01/15/25[b,d]	1,200,000	1,285,500

Total India		20,729,324

	Face Amount*	Value

INDONESIA: 3.6%

Indika Energy Capital III Pte, Ltd. 5.875%, 11/09/24[b]	3,300,000	$3,337,950

PB International BV 7.625%, 01/26/22[b]	5,100,000	1,657,489

Total Indonesia		4,995,439

THAILAND: 2.9%

Kasikornbank Public Co., Ltd. 5.275%[c], 10/14/25[b,d]	3,900,000	4,126,200

Total Thailand		4,126,200

PHILIPPINES: 2.2%

Royal Capital BV 5.000%[c], 02/05/26[b,d]	1,890,000	2,004,345

Royal Capital BV 4.875%[c], 05/05/24[b,d]	1,041,000	1,084,201

Total Philippines		3,088,546

TOTAL NON-CONVERTIBLE CORPORATE BONDS		85,082,194

(Cost $88,064,025)

FOREIGN GOVERNMENT OBLIGATIONS: 21.3%

INDONESIA: 5.8%

Indonesia Government Bond 9.000%, 03/15/29	IDR 38,000,000,000	3,033,448

Indonesia Government Bond 8.250%, 05/15/29	IDR 34,550,000,000	2,653,249

Indonesia Government Bond 7.000%, 09/15/30	IDR 18,000,000,000	1,281,910

Indonesia Government Bond 8.375%, 04/15/39	IDR 15,000,000,000	1,145,173

Total Indonesia		8,113,780

MALAYSIA: 4.8%

Malaysia Government Bond 4.642%, 11/07/33	MYR 13,000,000	3,399,643

Malaysia Government Bond 3.478%, 06/14/24	MYR 4,800,000	1,195,543

Malaysia Government Investment Issue
4.119%, 11/30/34	MYR 4,500,000	1,099,456

Malaysia Government Investment Issue
3.422%, 09/30/27	MYR 4,000,000	984,818

Total Malaysia		6,679,460

VIETNAM: 4.0%

Viet Nam Debt & Asset Trading Corp. 1.000%, 10/10/25[b]	6,219,000	5,566,005

Total Vietnam		5,566,005

CHINA/HONG KONG: 3.3%

China Development Bank 3.800%, 01/25/36	CNY 30,000,000	4,667,807

Total China/Hong Kong		4,667,807

PHILIPPINES: 1.8%

Republic of Philippines 3.900%, 11/26/22	PHP 123,000,000	2,535,543

Total Philippines		2,535,543

80	MATTHEWS ASIA FUNDS

Matthews Asia Total Return Bond Fund

June 30, 2021

Schedule of Investmentsa (unaudited) (continued)

FOREIGN GOVERNMENT OBLIGATIONS (continued)

	Face Amount*	Value

THAILAND: 1.6%

Thailand Government Bond 1.600%, 12/17/29	THB 72,000,000	$2,247,716

Total Thailand		2,247,716

TOTAL FOREIGN GOVERNMENT OBLIGATIONS		29,810,311

(Cost $28,827,296)

CONVERTIBLE CORPORATE BONDS: 15.1%

CHINA/HONG KONG: 11.3%

Luye Pharma Group, Ltd., Cnv. 1.500%, 07/09/24[b]	4,700,000	4,879,493

Pharmaron Beijing Co., Ltd., Cnv. 0.000%, 06/18/26[b]	2,100,000	2,333,100

Hansoh Pharmaceutical Group Co., Ltd., Cnv.
0.000%, 01/22/26[b]	2,400,000	2,254,800

NIO, Inc., Cnv. 0.500%, 02/01/27[e]	1,700,000	1,596,300

Baozun, Inc., Cnv. 1.625%, 05/01/24	1,400,000	1,411,375

Weimob Investment, Ltd., Cnv. 0.000%, 06/07/26[b]	1,000,000	1,070,620

iQIYI, Inc., Cnv. 2.000%, 04/01/25	1,000,000	931,706

Meituan, Cnv. 0.000%, 04/27/28[b]	700,000	760,550

Pinduoduo, Inc., Cnv. 0.000%, 12/01/25	650,000	667,550

Total China/Hong Kong		15,905,494

MALAYSIA: 2.0%

Cerah Capital, Ltd., Cnv. 0.000%, 08/08/24[b]	2,800,000	2,783,200

Total Malaysia		2,783,200

SOUTH KOREA: 1.0%

Kakao Corp., Cnv. 0.000%, 04/28/23[b]	800,000	1,368,560

Total South Korea		1,368,560

	Face Amount*	Value

NEW ZEALAND: 0.8%

Xero Investments, Ltd., Cnv. 0.000%, 12/02/25[b]	1,100,000	$1,093,400

Total New Zealand		1,093,400

TOTAL CONVERTIBLE CORPORATE BONDS		21,150,654

(Cost $20,606,015)

TOTAL INVESTMENTS: 97.2%		136,043,159
(Cost $137,497,336)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.8%		3,928,336

NET ASSETS: 100.0%		$139,971,495

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

c

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

d	Perpetual security with no stated maturity date. First call date is disclosed.

e

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2021, the aggregate value is $6,952,550, which is 4.97% of net assets.

*	All Values in USD unless otherwise specified.

3M MYR-KLIBOR	Three Month Kuala Lumpur Interbank Offered Rate

6M THB-THBFIX	Six Month Thai Baht Interest Rate Fixing
Cnv.	Convertible

CNY	Chinese Renminbi (Yuan)

IDR	Indonesian Rupiah

INR	Indian Rupee

KRW	Korean Won

MYR	Malaysian Ringgit

OTC	Over-the-counter PHP Philippine Peso

PHP	Philippine Peso

SGD	Singapore Dollar

THB	Thai Baht

USD	U.S. Dollar

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Appreciation (Depreciation)
USD 1,670,000	KRW 1,864,555,000	Bank of America, N.A.	07/12/21	$16,558
USD 2,500,000	SGD 3,331,500	Bank of America, N.A.	07/12/21	22,496
USD 999,680	THB 31,200,000	Bank of America, N.A.	07/12/21	26,236
INR 45,518,200	USD 610,000	Bank of America, N.A.	07/27/21	245
USD 2,860,000	INR 210,681,900	Bank of America, N.A.	07/27/21	35,467
CNY 29,495,250	USD 4,500,000	Bank of America, N.A.	07/28/21	52,680

				153,682

PHP 79,794,000	USD 1,650,000	Bank of America, N.A.	07/12/21	(17,192)
PHP 36,262,500	USD 750,000	Bank of America, N.A.	07/12/21	(7,968)
SGD 12,893,812	USD 9,740,000	Bank of America, N.A.	07/12/21	(151,384)
KRW 13,486,088,000	USD 12,320,000	Bank of America, N.A.	07/12/21	(360,866)
SGD 1,958,040	USD 1,480,000	Bank of America, N.A.	07/12/21	(23,884)

matthewsasia.com | 800.789.ASIA	81

Matthews Asia Total Return Bond Fund

June 30, 2021

Schedule of Investmentsa (unaudited) (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Appreciation (Depreciation)
USD 1,390,000	SGD 1,870,245	Bank of America, N.A.	07/12/21	$(827)
USD 1,670,000	KRW 1,887,016,500	Bank of America, N.A.	07/12/21	(3,360)
KRW 2,871,204,000	USD 2,570,000	Bank of America, N.A.	07/12/21	(23,886)
KRW 1,849,680,000	USD 1,680,000	Bank of America, N.A.	07/12/21	(39,749)
THB 89,924,250	USD 2,990,000	Bank of America, N.A.	07/12/21	(184,353)
THB 23,361,000	USD 780,000	Bank of America, N.A.	07/12/21	(51,134)
INR 292,456,350	USD 3,940,000	Bank of America, N.A.	07/27/21	(19,147)

				(883,750)

Net Unrealized Depreciation				$(730,068)

OTC INTEREST RATE SWAPS*

Floating Rate Paid by Fund		Fixed Rate Received by Fund		Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation
Rate	Frequency	Rate	Frequency
3M MYR-KLIBOR, 1.940%	Quarterly	3.300%	Quarterly	Bank of America, N.A.	06/19/2024	MYR 13,000	$86,309	—	$86,309
6M THB-THBFIX, 0.288%	Semi-annual	1.610%	Semi-annual	Bank of America, N.A.	06/21/2024	THB 281,000	241,319	—	241,319
6M THB-THBFIX, 0.334%	Semi-annual	1.265%	Semi-annual	Bank of America, N.A.	09/04/2024	THB 210,000	131,060	—	131,060

Total							$458,688	—	$458,688

*	Swaps are not centrally cleared.

See accompanying notes to financial statements.

82	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Teresa Kong, CFA	Satya Patel
Lead Manager	Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MCRDX	MICPX
CUSIP	577130677	577130669
Inception	4/29/16	4/29/16
NAV	$9.84	$9.84
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.14%	0.98%
After Fee Waiver and Reimbursement[2]	1.14%	0.90%
Portfolio Statistics
Total # of Positions		42
Net Assets		$96.4 million
Modified Duration[3]		2.7
Portfolio Turnover[4]		48.5%
Benchmark
J.P. Morgan Asia Credit Index

OBJECTIVE

Total return over the long term.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in debt and debt-related instruments issued by companies as well as governments, quasi-governmental entities, and supra-national institutions in Asia. Debt and debt-related instruments typically include bonds, debentures, bills, securitized instruments (which are vehicles backed by pools of assets such as loans or other receivables), notes, certificates of deposit and other bank obligations, bank loans, senior secured bank debt, convertible debt securities, exchangeable bonds, credit-linked notes, inflation-linked instruments, repurchase agreements, payment-in-kind securities and derivative instruments with fixed income characteristics. Asia consists of all countries and markets in Asia, such as China and Indonesia, in addition to the developed, emerging, and frontier countries and markets in the Asian region.

Matthews Asia Credit Opportunities Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2021, the Matthews Asia Credit Opportunities Fund returned –2.14 (Investor Class) and –2.06% (Institutional Class) while its benchmark, the J.P. Morgan Asia Credit Index, returned –0.12%. For the quarter ending June 30, the Fund returned 0.61% (Investor Class) and 0.65% (Institutional Class) compared to the benchmark return of 1.07% over the same period.

Market Discussion

After a dramatic first quarter of ups and downs, the second quarter felt like a period of normalization. The market was coming to terms with froth in the most expensive parts of the growth market, adjusting their valuations lower and simultaneously repricing new growth opportunities higher, including cyclicals, as the global economy recovers. These cyclical industries, such as semiconductors, commodities and basic materials, were boosted by increased coronavirus vaccination across the developed world and the rapid resumption of economic activity.

The good performance of asset classes was driven by the market coming to terms with the growth and value rotations in terms of valuation. Moreover, the market is understanding that the global economy is improving rather than deteriorating, and that the policy stance from global central banks and governments will continue to be supportive. These factors meant that it was generally a good second quarter for equities as well as bonds. The MSCI Emerging Markets Index returned 5.2% while the J.P. Morgan Asia Credit Index (JACI) returned 1.1% on the quarter.

Within China, concerns about certain highly levered Chinese developers led to market repricing of China property developer risk. This is most apparent in more highly levered property developers in China, which came under pressure in June and drove high yield credit spreads around 20 basis points (0.20%) wider in the quarter.

Performance Contributors and Detractors

For the first half of 2021, our holdings in the real estate sector, which consists mainly of Chinese real estate developers, and in the communications sector contributed to performance. On the other hand, detractors over the same period came largely from distress in two holdings within the Indonesian textile industry, PB International (Pan Brothers) and Sri Rjeki Isman Tbk PT. Both companies had trouble refinancing their bank loans as Indonesian banks grew more skeptical of the industry after the default of Duniatex, another textile manufacturer in Indonesia.

During the second quarter, real estate developers and basic industry were top contributors to relative performance. Positioning in the tech sector and lack of exposure to governments/quasi-sovereigns detracted from performance. The top contributors to performance came from convertible bonds, such as Kakao Corp., a South Korean social media and e-commerce platform and NIO Inc., a Chinese electronic vehicle maker. The top detractors came from exposure to Huarong Finance, a Chinese asset manager, and Sri Rejeki Isman Tbk PT, an Indonesian textile manufacturer. We initiated a position in Huarong after the bonds sold off on news of possible losses from non-core overseas investments and the delayed publication of annual results. We believe the bonds were oversold given we deem this to be one

(continued)

1	Prospectus expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. Pursuant to this agreement, any amount waived for prior fiscal years with respect to the Fund is not subject to recoupment. This agreement will remain in place until April 30, 2022 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3

Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.

4	The lesser of fiscal year 2020 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	83

PERFORMANCE AS OF JUNE 30, 2021
				Average Annual Total Retuns
	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MCRDX)	0.61%	-2.14%	4.57%	4.09%	4.06%	4.21%	4/29/16
Institutional Class (MICPX)	0.65%	-2.06%	4.79%	4.35%	4.31%	4.45%	4/29/16
J.P. Morgan Asia Credit Index[5]	1.07%	-0.12%	3.85%	6.39%	4.27%	4.55%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
2021	Jan.	Feb.	Mar.	Apr.	May	June	July	Aug.	Sept.	Oct.	Nov.	Dec.	Total
Investor (MCRDX)	$0.05	$0.03	$0.04	$0.04	$0.03	$0.03	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	$0.21
Inst’l (MICPX)	$0.05	$0.03	$0.04	$0.04	$0.03	$0.03	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.	$0.22

2020
Investor (MCRDX)	n.a.	$0.04	$0.03	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.03	$0.04	$0.06	$0.44
Inst’l (MICPX)	n.a.	$0.04	$0.03	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.06	$0.46

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30 DAY YIELD:

Investor Class: 1.68% (1.68% excluding waivers)

Institutional Class: 1.85% (1.85% excluding waivers)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/21, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST: 11.77%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Values are in US$.

5

It is not possible to invest directly in an index. Source: Index data from J.P. Morgan and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 88 for index definition.

TOP TEN HOLDINGS
	Sector	Currency	% of Net Assets
Network i2i, Ltd., 5.650%, 04/15/2068	Communication Services	U.S. Dollar	5.8%
Viet Nam Debt & Asset Trading Corp., 1.000%, 10/10/2025	Financials	U.S. Dollar	5.3%
Sino-Ocean Land Treasure III, Ltd., 4.900%, 03/21/2068	Real Estate	U.S. Dollar	5.1%
King Talent Management, Ltd., 5.600%, 06/04/2068	Financials	U.S. Dollar	5.0%
Honghua Group, Ltd., 6.375%, 08/01/2022	Energy	U.S. Dollar	4.9%
Tata Motors, Ltd., 5.875%, 05/20/2025	Consumer Discretionary	U.S. Dollar	4.7%
Luye Pharma Group, Ltd., Cnv., 1.500%, 07/09/2024	Health Care	U.S. Dollar	4.4%
Indika Energy Capital III Pte, Ltd., 5.875%, 11/09/2024	Energy	U.S. Dollar	4.2%
Times China Holdings, Ltd., 6.200%, 03/22/2026	Real Estate	U.S. Dollar	3.5%
ABJA Investment Co. Pte, Ltd., 5.450%, 01/24/2028	Materials	U.S. Dollar	3.2%
% OF ASSETS IN TOP 10			46.1%

84	MATTHEWS ASIA FUNDS

Matthews Asia Credit Opportunities Fund

Portfolio Manager Commentary  (unaudited) (continued)

of China’s systematically important financial institutions. In our base case, Huarong may experience some combination of asset sales, government bailout and corporate restructuring such that bondholders will be made whole.

Notable Portfolio Changes

During the second quarter, we added exposures to the Chinese real estate and internet sectors. Within real estate, we added CIFI Holdings, a high-quality developer we previously held. Within Chinese internet, we initiated positions in the convertible bonds of Meituan, a web-based shopping platform company, and Weimob, an e-commerce and marketing solutions company. We believe regulatory risks and competition within the internet space have put price pressure on these names; however, over the long term, we believe their businesses will scale to drive profitability. We also added Huarong Finance for the special situations opportunity as the company works through asset sales or a corporate restructuring.

We exited Indonesia textile manufacturer Sri Rejeki Isman Tbk PT in the quarter. Sri Rejeki Isman had shown reasonable operating results throughout the COVID-crisis. However, the company failed to refinance its bank loans earlier in the year and seemed to signal a lack of willingness, rather than ability, to treat debtholders fairly. As a result, we exited the position. We also exited Thailand’s state-owned commercial bank Krungthai Bank in the quarter as the economic recovery in Thailand seemed continually pushed out with new waves of COIVD resurgence.

Outlook

Looking ahead, with new confirmed COVID cases subsiding in major economies such as U.S. and Europe, we believe the U.S. and global economies will be on better footing in the next 12 months. We will continue to monitor the effectiveness of vaccines against new variants of the coronavirus. Due to the difference in administrative organizational capabilities of different countries, we still expect to see greater dispersion going forward. The likelihood and timing of the Fed “tapering” continues to be a point of focus, though we do not expect the Fed to move rapidly into a hawkish taper.

Within this global context, China has always marched to the beat of its own drum. China was the first to control COVID, and thus required the least policy easing to support its economy. Having seen its economy rebounding, China policymakers are no longer in crisis-fighting mode and are looking more to normalize their policies compared to policymakers in the rest of the world. We see anti-trust, consumer protection and privacy legislations curbing the powers of big internet platforms. More industries could be implicated including the real estate sector, which has already seen financial leverage curbs and price controls since 2018, and the financial sector, as it grapples with possible bad debts stemming from the COVID-crisis and the previous shadow-banking excesses. Another key uncertainty is U.S.—China relations. Diplomatic tensions over various human rights issues, for instance, continue to ratchet up, with the risk of the U.S. government expanding prohibitions against U.S. commercial and financial dealings with Chinese companies and industries. While we are more cautious regarding China, we see changes in macro and industrial trends presenting opportunities for us as active investors.

CURRENCY ALLOCATION (%)[6,7]
US Dollar	100.0

COUNTRY ALLOCATION (%)[6,7,8]
China/Hong Kong	52.0
India	16.6
Indonesia	9.7
Vietnam	6.6
Thailand	2.9
Australia	2.2
Malaysia	2.0
South Korea	0.9
Philippines	0.8
New Zealand	0.8
Cash and Other Assets, Less Liabilities	5.5

SECTOR ALLOCATION (%)[6,7]
Real Estate	27.4
Financials	21.7
Energy	11.2
Consumer Discretionary	9.5
Health Care	7.6
Communication Services	7.2
Materials	6.2
Information Technology	1.6
Foreign Government Bonds	1.3
Industrials	0.8
Cash and Other Assets, Less Liabilities	5.5

ASSET TYPE BREAKDOWN (%)[6,7]
Non-Convertible Corporate Bonds	72.2
Convertible Corporate Bonds	15.6
Government Bonds	6.6
Cash and Other Assets, Less Liabilities	5.5

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

7	Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

8	Not all countries where the Fund may invest are included in the benchmark index.

matthewsasia.com | 800.789.ASIA	85

Matthews Asia Credit Opportunities Fund

June 30, 2021

Schedule of Investmentsa (unaudited)

NON-CONVERTIBLE CORPORATE BONDS: 72.2%

	Face Amount*	Value

CHINA/HONG KONG: 40.1%
Sino-Ocean Land Treasure III, Ltd. 4.900%[b], 09/21/22[c,d]	5,600,000	$4,927,997

King Talent Management, Ltd. 5.600%[b], 12/04/22[c,d]	5,300,000	4,772,703

Honghua Group, Ltd. 6.375%, 08/01/22[d]	4,800,000	4,679,946

Times China Holdings, Ltd. 6.200%, 03/22/26[d]	3,400,000	3,332,978

China SCE Group Holdings, Ltd. 7.000%, 05/02/25[d]	2,700,000	2,734,551

KWG Group Holdings, Ltd. 7.400%, 01/13/27[d]	2,700,000	2,697,710

Wanda Group Overseas, Ltd. 7.500%, 07/24/22[d]	2,500,000	2,399,969

Wanda Properties International Co., Ltd. 7.250%, 01/29/24[d]	2,400,000	2,391,130

CIFI Holdings Group Co., Ltd. 4.800%, 05/17/28[d]	2,400,000	2,349,000

Powerlong Real Estate Holdings, Ltd. 4.900%, 05/13/26[d]	2,400,000	2,343,000

Franshion Brilliant Ltd. 6.000%[b], 02/08/26[c,d]	1,700,000	1,704,250

Huarong Finance 2017 Co., Ltd. 4.000%[b], 11/07/22[c,d]	1,600,000	992,000

Huarong Finance 2019 Co., Ltd. 4.250%[b], 09/30/25[c,d]	1,900,000	950,000

FWD Group, Ltd. 0.000%[b], 06/15/22[c,d]	1,000,000	939,983

FWD Group, Ltd. 6.375%[b], 09/13/24[c,d]	900,000	923,860

Huarong Finance 2017 Co., Ltd. 4.500%[b], 01/24/22[c,d]	700,000	472,500

Total China/Hong Kong		38,611,577

INDIA: 16.6%

Tata Motors, Ltd. 5.875%, 05/20/25[d]	4,200,000	4,493,328

Network i2i, Ltd. 5.650%[b], 01/15/25[c,e]	3,000,000	3,213,750

ABJA Investment Co. Pte, Ltd. 5.450%, 01/24/28[d]	2,900,000	3,115,034

Periama Holdings LLC 5.950%, 04/19/26[d]	2,600,000	2,815,540

Network i2i, Ltd. 5.650%[b], 01/15/25[c,d]	2,200,000	2,356,750

Total India		15,994,402

INDONESIA: 9.7%

Indika Energy Capital III Pte, Ltd. 5.875%, 11/09/24[d]	4,000,000	4,046,000

PT Adaro Indonesia 4.250%, 10/31/24[d]	2,000,000	2,061,000

PB International BV 7.625%, 01/26/22[d]	5,300,000	1,722,489

Theta Capital Pte, Ltd. 6.750%, 10/31/26[d]	1,500,000	1,475,849

Total Indonesia		9,305,338

THAILAND: 2.8%

Kasikornbank Public Co., Ltd. 5.275%[b], 10/14/25[c,d]	2,600,000	2,750,800

Total Thailand		2,750,800

	Face Amount*	Value

AUSTRALIA: 2.2%

Australia & New Zealand Banking Group, Ltd. 6.750%[b], 06/15/26[c,d]	1,800,000	$2,116,134

Total Australia		2,116,134

PHILIPPINES: 0.8%

Royal Capital BV 4.875%[b], 05/05/24[c,d]	782,000	814,453

Total Philippines		814,453

TOTAL NON-CONVERTIBLE CORPORATE BONDS		69,592,704

(Cost $72,891,182)

CONVERTIBLE CORPORATE BONDS: 15.6%

CHINA/HONG KONG: 11.9%

Luye Pharma Group, Ltd., Cnv. 1.500%, 07/09/24[d]	4,100,000	4,256,579

Pharmaron Beijing Co., Ltd., Cnv. 0.000%, 06/18/26[d]	1,400,000	1,555,400

Hansoh Pharmaceutical Group Co., Ltd., Cnv. 0.000%, 01/22/26[d]	1,600,000	1,503,200

NIO, Inc., Cnv. 0.500%, 02/01/27[e]	1,100,000	1,032,900

Baozun, Inc., Cnv. 1.625%, 05/01/24	900,000	907,312

Weimob Investment, Ltd., Cnv. 0.000%, 06/07/26[d]	700,000	749,434

iQIYI, Inc., Cnv. 2.000%, 04/01/25	600,000	559,024

Meituan, Cnv. 0.000%, 04/27/28[d]	500,000	543,250

Pinduoduo, Inc., Cnv. 0.000%, 12/01/25	400,000	410,800

Total China/Hong Kong		11,517,899

MALAYSIA: 2.0%

Cerah Capital, Ltd., Cnv. 0.000%, 08/08/24[d]	1,900,000	1,888,600

Total Malaysia		1,888,600

SOUTH KOREA: 0.9%
Kakao Corp., Cnv. 0.000%, 04/28/23[d]	500,000	855,350

Total South Korea		855,350

NEW ZEALAND: 0.8%

Xero Investments, Ltd., Cnv. 0.000%, 12/02/25[d]	800,000	795,200

Total New Zealand		795,200

TOTAL CONVERTIBLE CORPORATE BONDS		15,057,049

(Cost $14,661,286)

86	MATTHEWS ASIA FUNDS

Matthews Asia Credit Opportunities Fund

June 30, 2021

Schedule of Investmentsa (unaudited) (continued)

FOREIGN GOVERNMENT OBLIGATIONS: 6.7%

	Face Amount*	Value

VIETNAM: 6.7%

Viet Nam Debt & Asset Trading Corp. 1.000%, 10/10/25[d]	5,689,000	$5,091,655

Socialist Republic of Vietnam 5.500%, 03/12/28	1,290,000	1,296,450

Total Vietnam		6,388,105

TOTAL FOREIGN GOVERNMENT OBLIGATIONS		6,388,105

(Cost $5,978,783)

TOTAL INVESTMENTS: 94.5%		91,037,858
(Cost $93,531,251)

CASH AND OTHER ASSETS, LESS LIABILITIES: 5.5%		5,328,688

NET ASSETS: 100.0%		$96,366,546

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

c	Perpetual security with no stated maturity date. First call date is disclosed.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

e

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At June 30, 2021, the aggregate value is $4,246,650, which is 4.41% of net assets.

*	All Values in USD unless otherwise specified.

Cnv.	Convertible

USD	U.S. Dollar

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	87

Index Definitions

The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index of the stock markets of Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization-weighted small cap index of the stock markets of Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization-weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float–adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization-weighted index of Chinese equities that includes H shares listed on the Hong Kong exchange, B shares listed on the Shanghai and Shenzhen ex-exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs).

The MSCI China All Shares Index captures large and mid-cap representation across China A shares, B shares, H shares, Red

Chips (issued by entities owned by national or local governments in China), P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China.

The MSCI China Small Cap Index is a free float–adjusted market capitalization-weighted small cap index of the Chinese equity securities markets, including H shares listed on the Hong Kong exchange, B shares listed on the Shanghai and Shenzhen exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs).

The S&P Bombay Stock Exchange (BSE) 100 Index is a free float–adjusted market capitalization-weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization-weighted index of Japanese equities listed in Japan.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The Markit iBoxx Asian Local Bond Index (ALBI) tracks the total return performance of a bond portfolio consisting of local currency denominated, high quality and liquid bonds in Asia ex Japan. The ALBI includes bonds from the following countries: China, Hong Kong, India, Indonesia, Hong Kong, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The J.P. Morgan Asia Credit Index (JACI) tracks the total return performance of the Asia fixed-rate dollar bond market. JACI is a market capitalization-weighted index comprising sovereign, quasi-sovereign and corporate bonds and is partitioned by country, sector and credit rating. JACI includes bonds from the following countries: China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea and Thailand.

88	MATTHEWS ASIA FUNDS

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of June 30, 2021. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORTs are available on the SEC’s website at www.sec.gov. Complete schedules of investments are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2742).

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30, is available upon request, at no charge, at the Funds’ website at matthewsasia.com or by calling 800.789.ASIA (2742), or on the SEC’s website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds’ expenses, we try to identify related shareholders in a household and send only one copy of the Funds’ prospectus and financial reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds’ current prospectus, summary prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds’ prospectus or financial reports, please call us at 800.789.ASIA (2742).

matthewsasia.com | 800.789.ASIA	89

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Operating Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Operating Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees.

Matthews Asia Funds does not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

90	MATTHEWS ASIA FUNDS

June 30, 2021

Disclosure of Fund Expenses (unaudited) (continued)

	INVESTOR				INSTITUTIONAL
	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/21– 6/30/21[2]	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/21– 6/30/21[2]
GLOBAL EMERGING MARKETS STRATEGIES
Matthews Emerging Markets Equity Fund
Actual Fund Return	$1,000.00	$1,093.30	1.03%	$5.35	$1,000.00	$1,093.20	0.90%	$4.67
Hypothetical 5% Returns	$1,000.00	$1,019.69	1.03%	$5.16	$1,000.00	$1,020.33	0.90%	$4.51
Matthews Emerging Markets Small Companies Fund[3]
Actual Fund Return	$1,000.00	$1,184.70	1.36%	$7.37	$1,000.00	$1,185.90	1.20%	$6.50
Hypothetical 5% Returns	$1,000.00	$1,018.05	1.36%	$6.80	$1,000.00	$1,018.84	1.20%	$6.01

ASIA GROWTH STRATEGIES
Matthews Asia Growth Fund
Actual Fund Return	$1,000.00	$1,058.60	1.04%	$5.31	$1,000.00	$1,059.00	0.90%	$4.59
Hypothetical 5% Returns	$1,000.00	$1,019.64	1.04%	$5.21	$1,000.00	$1,020.33	0.90%	$4.51
Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$1,055.80	1.02%	$5.20	$1,000.00	$1,056.40	0.88%	$4.49
Hypothetical 5% Returns	$1,000.00	$1,019.74	1.02%	$5.11	$1,000.00	$1,020.43	0.88%	$4.41
Matthews Asia ESG Fund
Actual Fund Return	$1,000.00	$1,144.60	1.36%	$7.23	$1,000.00	$1,145.40	1.20%	$6.38
Hypothetical 5% Returns	$1,000.00	$1,018.05	1.36%	$6.80	$1,000.00	$1,018.84	1.20%	$6.01
Matthews Asia Innovators Fund
Actual Fund Return	$1,000.00	$1,050.20	1.05%	$5.34	$1,000.00	$1,050.90	0.90%	$4.58
Hypothetical 5% Returns	$1,000.00	$1,019.59	1.05%	$5.26	$1,000.00	$1,020.33	0.90%	$4.51
Matthews China Fund
Actual Fund Return	$1,000.00	$1,070.00	1.04%	$5.34	$1,000.00	$1,071.30	0.89%	$4.57
Hypothetical 5% Returns	$1,000.00	$1,019.64	1.04%	$5.21	$1,000.00	$1,020.38	0.89%	$4.46
Matthews China Small Companies Fund
Actual Fund Return	$1,000.00	$1,127.90	1.41%	$7.44	$1,000.00	$1,129.10	1.20%	$6.33
Hypothetical 5% Returns	$1,000.00	$1,017.80	1.41%	$7.05	$1,000.00	$1,018.84	1.20%	$6.01
Matthews India Fund
Actual Fund Return	$1,000.00	$1,110.30	1.11%	$5.81	$1,000.00	$1,110.70	0.98%	$5.13
Hypothetical 5% Returns	$1,000.00	$1,019.29	1.11%	$5.56	$1,000.00	$1,019.93	0.98%	$4.91
Matthews Japan Fund
Actual Fund Return	$1,000.00	$943.00	0.95%	$4.58	$1,000.00	$943.50	0.88%	$4.24
Hypothetical 5% Returns	$1,000.00	$1,020.08	0.95%	$4.76	$1,000.00	$1,020.43	0.88%	$4.41
Matthews Korea Fund
Actual Fund Return	$1,000.00	$1,120.90	1.10%	$5.78	$1,000.00	$1,121.60	0.99%	$5.21
Hypothetical 5% Returns	$1,000.00	$1,019.34	1.10%	$5.51	$1,000.00	$1,019.89	0.99%	$4.96

ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$1,042.90	1.06%	$5.37	$1,000.00	$1,043.70	0.94%	$4.76
Hypothetical 5% Returns	$1,000.00	$1,019.54	1.06%	$5.31	$1,000.00	$1,020.13	0.94%	$4.71
Matthews Asia Dividend Fund
Actual Fund Return	$1,000.00	$1,025.50	0.99%	$4.97	$1,000.00	$1,026.60	0.89%	$4.47
Hypothetical 5% Returns	$1,000.00	$1,019.89	0.99%	$4.96	$1,000.00	$1,020.38	0.89%	$4.46
Matthews China Dividend Fund
Actual Fund Return	$1,000.00	$1,121.10	1.09%	$5.73	$1,000.00	$1,121.40	0.96%	$5.05
Hypothetical 5% Returns	$1,000.00	$1,019.39	1.09%	$5.46	$1,000.00	$1,020.03	0.96%	$4.81

1	Annualized, based on the Fund’s most recent fiscal half-year expenses.
2	Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, then divided by 365.
3	The Matthews Asia Small Companies Fund has been renamed to Matthews Emerging Markets Small Companies Fund on April 30, 2021.

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June 30, 2021

Disclosure of Fund Expenses (unaudited) (continued)

	INVESTOR				INSTITUTIONAL
	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/21– 6/30/21[2]	Beginning Account Value 1/1/21	Ending Account Value 6/30/21	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/21– 6/30/21[2]

ASIA FIXED INCOME STRATEGIES
Matthews Asia Total Return Bond Fund
Actual Fund Return	$1,000.00	$983.70	1.03%	$5.07	$1,000.00	$984.40	0.87%	$4.28
Hypothetical 5% Returns	$1,000.00	$1,019.69	1.03%	$5.16	$1,000.00	$1,020.48	0.87%	$4.36
Matthews Asia Credit Opportunities Fund
Actual Fund Return	$1,000.00	$978.60	1.07%	$5.25	$1,000.00	$979.40	0.90%	$4.42
Hypothetical 5% Returns	$1,000.00	$1,019.49	1.07%	$5.36	$1,000.00	$1,020.33	0.90%	$4.51

1	Annualized, based on the Fund’s most recent fiscal half-year expenses.
2	Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, then divided by 365.

92	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (unaudited)	June 30, 2021

	Matthews Emerging Markets Equity Fund	Matthews Emerging Markets Small Companies Fund	Matthews Asia Growth Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$58,874,387	$386,467,525	$2,327,795,915

Cash	1,159,847	1,571,522	107,588,937

Segregated foreign currency at value	838	10,754	—

Foreign currency at value (B)	100,483	1,379,911	1,126,264

Dividends, interest and other receivable	65,267	126,241	907,347

Receivable for securities sold	—	984,371	—

Receivable for capital shares sold	69,978	353,577	2,080,380

Prepaid expenses	2,163	—	64,581
TOTAL ASSETS	60,272,963	390,893,901	2,439,563,424

LIABILITIES:

Payable for securities purchased	478,626	1,454,957	14,058,484

Payable for capital shares redeemed	103,599	349,884	1,004,213

Deferred foreign capital gains tax liability (Note 2-F)	68,212	3,551,278	4,099,283

Due to Advisor (Note 5)	13,474	282,863	1,272,769

Administration and accounting fees payable (Note 5)	766	4,749	30,488

Administration and shareholder servicing fees payable (Note 5)	6,436	40,659	256,729

Custodian fees payable	31,309	73,026	98,400

Foreign capital gains tax payable (Note 2-F)	—	593,782	—

Intermediary service fees payable (Note 5)	—	48,108	231,033

Professional fees payable	7,905	9,024	26,730

Transfer agent fees payable	136	2,295	5,527

Accrued other expenses payable	9,936	54,614	79,254
TOTAL LIABILITIES	720,399	6,465,239	21,162,910

NET ASSETS	$59,552,564	$384,428,662	$2,418,400,514

NET ASSETS:

Investor Class	$16,326,992	$171,957,476	$812,034,469

Institutional Class	43,225,572	212,471,186	1,606,366,045
TOTAL	$59,552,564	$384,428,662	$2,418,400,514

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (unaudited) (continued)	June 30, 2021

	Matthews Emerging Markets Equity Fund	Matthews Emerging Markets Small Companies Fund	Matthews Asia Growth Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	947,786	5,597,679	19,450,932

Institutional Class	2,507,173	6,926,352	38,090,197
TOTAL	3,454,959	12,524,031	57,541,129

NET ASSET VALUE:
Investor Class, offering price and redemption price	$17.23	$30.72	$41.75
Institutional Class, offering price and redemption price	$17.24	$30.68	$42.17

NET ASSETS CONSISTS OF:

Capital paid-in	$47,325,636	$256,944,944	$1,483,279,657

Total distributable earnings/(accumulated loss)	12,226,928	127,483,718	935,120,857
NET ASSETS	$59,552,564	$384,428,662	$2,418,400,514

(A) Investments at cost:

Unaffiliated Issuers	$49,530,308	$269,482,446	$1,436,050,435

(B) Foreign Currency at Cost	$101,130	$1,378,626	$1,131,268

See accompanying notes to financial statements.

94	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (unaudited) (continued)	June 30, 2021

	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund	Matthews Asia Innovators Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$9,407,172,549	$113,795,262	$2,091,889,107

Cash	297,017,030	—	60,738,577

Segregated foreign currency at value	209,551	3,389	1,712

Foreign currency at value (B)	35,557,124	432,715	6,230,805

Dividends, interest and other receivable	20,975,091	142,031	839,466

Receivable for securities sold	16,916,029	452,032	63,245,340

Receivable for capital shares sold	27,003,505	324,804	1,776,398

Prepaid expenses	85,770	26,379	90,886
TOTAL ASSETS	9,804,936,649	115,176,612	2,224,812,291

LIABILITIES:

Cash overdraft	—	650,002	—

Payable for securities purchased	18,466,889	381,643	27,126,488

Payable for capital shares redeemed	13,979,922	512,431	2,544,681

Deferred foreign capital gains tax liability (Note 2-F)	32,485,985	918,204	6,375,540

Due to Advisor (Note 5)	5,139,942	75,869	1,161,864

Administration and accounting fees payable (Note 5)	126,856	1,430	27,919

Administration and shareholder servicing fees payable (Note 5)	954,643	12,112	234,359

Custodian fees payable	581,156	24,820	67,437

Intermediary service fees payable (Note 5)	1,212,409	7,382	164,617

Professional fees payable	104,031	23,704	31,019

Transfer agent fees payable	14,374	218	3,143

Accrued other expenses payable	461,772	21,992	28,736
TOTAL LIABILITIES	73,527,979	2,629,807	37,765,803

NET ASSETS	$9,731,408,670	$112,546,805	$2,187,046,488

NET ASSETS:

Investor Class	$2,662,537,166	$47,897,119	$732,975,980

Institutional Class	7,068,871,504	64,649,686	1,454,070,508
TOTAL	$9,731,408,670	$112,546,805	$2,187,046,488

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (unaudited) (continued)	June 30, 2021

	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund	Matthews Asia Innovators Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	72,183,245	2,800,641	26,145,464

Institutional Class	191,734,574	3,782,035	51,424,183
TOTAL	263,917,819	6,582,676	77,569,647

NET ASSET VALUE:
Investor Class, offering price and redemption price	$36.89	$17.10	$28.03
Institutional Class, offering price and redemption price	$36.87	$17.09	$28.28

NET ASSETS CONSISTS OF:

Capital paid-in	$5,163,524,487	$75,946,211	$1,452,642,913

Total distributable earnings/(accumulated loss)	4,567,884,183	36,600,594	734,403,575
NET ASSETS	$9,731,408,670	$112,546,805	$2,187,046,488

(A) Investments at cost:

Unaffiliated Issuers	$6,168,575,472	$80,795,472	$1,699,940,884

(B) Foreign Currency at Cost	$35,240,010	$432,730	$6,231,561

See accompanying notes to financial statements.

96	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (unaudited) (continued)	June 30, 2021

	Matthews China Fund	Matthews China Small Companies Fund	Matthews India Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$1,781,071,424	$491,108,800	$775,394,156

Cash	30,301,167	4,051,955	4,934,976

Segregated foreign currency at value	29,055	19,881	—

Foreign currency at value (B)	270,153	379,499	5,457,070

Dividends, interest and other receivable	7,365,067	2,492,875	896,251

Receivable for securities sold	—	643,032	1,015,589

Receivable for capital shares sold	1,613,478	2,387,991	633,337

Prepaid expenses	43,431	58,204	15,744
TOTAL ASSETS	1,820,693,775	501,142,237	788,347,123

LIABILITIES:

Payable for securities purchased	—	—	1,856,196

Payable for capital shares redeemed	3,076,399	622,613	1,203,374

Deferred foreign capital gains tax liability (Note 2-F)	—	—	29,437,648

Due to Advisor (Note 5)	968,283	361,801	409,514

Administration and accounting fees payable (Note 5)	23,481	6,214	9,831

Administration and shareholder servicing fees payable (Note 5)	195,312	51,781	82,604

Custodian fees payable	65,954	40,689	118,177

Intermediary service fees payable (Note 5)	283,171	123,508	172,036

Professional fees payable	29,013	24,915	63,295

Transfer agent fees payable	11,316	2,658	10,696

Accrued other expenses payable	271,871	34,385	136,229
TOTAL LIABILITIES	4,924,800	1,268,564	33,499,600

NET ASSETS	$1,815,768,975	$499,873,673	$754,847,523

NET ASSETS:

Investor Class	$999,977,017	$347,757,923	$632,491,170

Institutional Class	815,791,958	152,115,750	122,356,353
TOTAL	$1,815,768,975	$499,873,673	$754,847,523

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (unaudited) (continued)	June 30, 2021

	Matthews China Fund	Matthews China Small Companies Fund	Matthews India Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	34,612,970	15,526,571	21,671,728

Institutional Class	28,271,526	6,770,449	4,133,646
TOTAL	62,884,496	22,297,020	25,805,374

NET ASSET VALUE:
Investor Class, offering price and redemption price	$28.89	$22.40	$29.19
Institutional Class, offering price and redemption price	$28.86	$22.47	$29.60

NET ASSETS CONSISTS OF:

Capital paid-in	$1,232,763,324	$361,334,771	$535,832,317

Total distributable earnings/(accumulated loss)	583,005,651	138,538,902	219,015,206
NET ASSETS	$1,815,768,975	$499,873,673	$754,847,523

(A) Investments at cost:

Unaffiliated Issuers	$1,391,223,002	$415,357,839	$534,005,021

(B) Foreign Currency at Cost	$270,392	$379,525	$5,464,217

See accompanying notes to financial statements.

98	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (unaudited) (continued)	June 30, 2021

	Matthews Japan Fund	Matthews Korea Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$1,606,111,983	$152,116,520

Cash	64,947,100	8,638,920

Foreign currency at value (B)	3,293,100	—

Dividends, interest and other receivable	2,580,368	278,730

Receivable for securities sold	7,288	—

Receivable for capital shares sold	2,642,667	45,299

Prepaid expenses	32,729	23,681
TOTAL ASSETS	1,679,615,235	161,103,150

LIABILITIES:

Payable for securities purchased	11,507,816	—

Payable for capital shares redeemed	4,367,066	86,293

Due to Advisor (Note 5)	914,283	86,273

Administration and accounting fees payable (Note 5)	22,305	2,086

Administration and shareholder servicing fees payable (Note 5)	184,424	17,402

Custodian fees payable	25,653	6,922

Intermediary service fees payable (Note 5)	192,035	28,976

Professional fees payable	31,629	20,353

Transfer agent fees payable	18,046	3,153

Accrued other expenses payable	205,205	22,633
TOTAL LIABILITIES	17,468,462	274,091

NET ASSETS	$1,662,146,773	$160,829,059

NET ASSETS:

Investor Class	$398,997,761	$143,054,973

Institutional Class	1,263,149,012	17,774,086
TOTAL	$1,662,146,773	$160,829,059

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (unaudited) (continued)	June 30, 2021

	Matthews Japan Fund	Matthews Korea Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	16,743,742	20,842,893

Institutional Class	52,881,330	2,567,244
TOTAL	69,625,072	23,410,137

NET ASSET VALUE:
Investor Class, offering price and redemption price	$23.83	$6.86
Institutional Class, offering price and redemption price	$23.89	$6.92

NET ASSETS CONSISTS OF:

Capital paid-in	$1,229,895,689	$91,097,135

Total distributable earnings/(accumulated loss)	432,251,084	69,731,924
NET ASSETS	$1,662,146,773	$160,829,059

(A) Investments at cost:

Unaffiliated Issuers	$1,344,882,927	$89,701,868

(B) Foreign Currency at Cost	$3,310,563	$—

See accompanying notes to financial statements.

100	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (unaudited) (continued)	June 30, 2021

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$1,443,773,572	$4,728,452,864	$433,489,833

Affiliated issuers	—	829,475,952	—

Cash	24,474,425	125,819,264	15,055,282

Segregated foreign currency at value	—	2,039	12,298

Foreign currency at value (B)	—	25,382,551	1,417,894

Dividends, interest and other receivable	5,807,052	8,363,498	4,847,646

Receivable for securities sold	—	51,005,642	332,228

Receivable for capital shares sold	2,384,485	6,058,707	624,840

Prepaid expenses	38,357	50,956	915
TOTAL ASSETS	1,476,477,891	5,774,611,473	455,780,936

LIABILITIES:

Payable for securities purchased	—	48,144,244	84

Payable for capital shares redeemed	963,026	5,035,825	1,249,488

Deferred foreign capital gains tax liability (Note 2-F)	1,046,647	1,233,153	—

Due to Advisor (Note 5)	817,846	3,076,930	240,895

Administration and accounting fees payable (Note 5)	20,055	75,239	5,803

Administration and shareholder servicing fees payable (Note 5)	164,972	600,658	48,591

Custodian fees payable	88,637	180,251	33,839

Intermediary service fees payable (Note 5)	275,473	726,884	85,601

Professional fees payable	32,988	65,596	25,824

Transfer agent fees payable	7,644	10,869	2,054

Accrued other expenses payable	146,468	403,236	70,863
TOTAL LIABILITIES	3,563,756	59,552,885	1,763,042

NET ASSETS	$1,472,914,135	$5,715,058,588	$454,017,894

NET ASSETS:

Investor Class	$646,673,811	$1,920,283,081	$275,248,225

Institutional Class	826,240,324	3,794,775,507	178,769,669
TOTAL	$1,472,914,135	$5,715,058,588	$454,017,894

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (unaudited) (continued)	June 30, 2021

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	34,572,315	83,200,968	12,721,163

Institutional Class	44,254,727	164,453,661	8,263,109
TOTAL	78,827,042	247,654,629	20,984,272

NET ASSET VALUE:
Investor Class, offering price and redemption price	$18.70	$23.08	$21.64
Institutional Class, offering price and redemption price	$18.67	$23.08	$21.63

NET ASSETS CONSISTS OF:

Capital paid-in	$1,065,877,898	$3,723,660,782	$333,880,459

Total distributable earnings/(accumulated loss)	407,036,237	1,991,397,806	120,137,435
NET ASSETS	$1,472,914,135	$5,715,058,588	$454,017,894

(A) Investments at cost:

Unaffiliated Issuers	$1,116,601,495	$3,690,344,212	$335,739,701

Affiliated Issuers	—	429,543,572	—

(B) Foreign Currency at Cost	$—	$25,525,813	$1,424,294

See accompanying notes to financial statements.

102	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (unaudited) (continued)	June 30, 2021

	Matthews Asia Total Return Bond Fund	Matthews Asia Credit Opportunities Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$136,043,159	$91,037,858

Cash	2,008,063	3,820,175

Cash pledged collateral for forward foreign currency exchange contracts	340,000	—

Segregated foreign currency at value	9,639	3,453

Foreign currency at value (B)	12,848	4,505

Dividends, interest and other receivable	2,193,818	1,658,079

Receivable for capital shares sold	10,960	3,873

Unrealized appreciation on forward foreign currency exchange contracts	153,682	—

Unrealized appreciation on interest rate swaps	458,688	—

Prepaid expenses	17,461	25,707
TOTAL ASSETS	141,248,318	96,553,650

LIABILITIES:

Payable for capital shares redeemed	180,220	64,914

Unrealized depreciation on forward foreign currency exchange contracts	883,750	—

Deferred foreign capital gains tax liability (Note 2-F)	51,096	—

Due to Advisor (Note 5)	63,507	45,492

Administration and accounting fees payable (Note 5)	1,866	1,256

Administration and shareholder servicing fees payable (Note 5)	15,393	10,387

Custodian fees payable	12,175	5,802

Intermediary service fees payable (Note 5)	20,873	18,112

Professional fees payable	24,690	24,238

Transfer agent fees payable	779	289

Accrued other expenses payable	22,474	16,614
TOTAL LIABILITIES	1,276,823	187,104

NET ASSETS	$139,971,495	$96,366,546

NET ASSETS:

Investor Class	$38,107,774	$8,401,549

Institutional Class	101,863,721	87,964,997
TOTAL	$139,971,495	$96,366,546

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (unaudited) (continued)	June 30, 2021

	Matthews Asia Total Return Bond Fund	Matthews Asia Credit Opportunities Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	3,505,345	853,444

Institutional Class	9,368,189	8,936,343
TOTAL	12,873,534	9,789,787

NET ASSET VALUE:
Investor Class, offering price and redemption price	$10.87	$9.84
Institutional Class, offering price and redemption price	$10.87	$9.84

NET ASSETS CONSISTS OF:

Capital paid-in	$141,677,574	$101,799,627

Total distributable earnings/(accumulated loss)	(1,706,079)	(5,433,081)
NET ASSETS	$139,971,495	$96,366,546

(A) Investments at cost:

Unaffiliated Issuers	$137,497,336	$93,531,251

(B) Foreign Currency at Cost	$12,706	$4,499

See accompanying notes to financial statements.

104	MATTHEWS ASIA FUNDS

Statements of Operations (unaudited)	Six-Month Period Ended June 30, 2021

	Matthews Emerging Markets Equity Fund	Matthews Emerging Markets Small Companies Fund	Matthews Asia Growth Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$468,492	$1,078,274	$6,430,733

Foreign withholding tax	(51,206)	(119,342)	(891,741)
TOTAL INVESTMENT INCOME	417,286	958,932	5,538,992

EXPENSES:

Investment advisory fees (Note 5)	178,475	1,365,764	7,520,305

Administration and accounting fees (Note 5)	2,159	10,849	90,974

Administration and shareholder servicing fees (Note 5)	36,217	183,320	1,525,958

Accounting out-of-pocket fees	16,067	21,062	18,749

Custodian fees	47,456	85,409	321,611

Printing fees	9,726	17,847	44,790

Intermediary service fees (Note 5)	21,479	140,311	1,120,113

Professional fees	15,819	24,907	40,224

Registration fees	15,452	19,335	41,723

Transfer agent fees	1,505	8,122	22,512

Trustees fees	759	4,742	43,917

Other expenses	5,832	9,788	30,164
TOTAL EXPENSES	350,946	1,891,456	10,821,040

Advisory fees waived and expenses waived or reimbursed (Note 5)	(98,483)	(153,390)	—
NET EXPENSES	252,463	1,738,066	10,821,040

NET INVESTMENT INCOME (LOSS)	164,823	(779,134)	(5,282,048)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, FOREIGN CURRENCY RELATED TRANSACTIONS, SWAPS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	2,057,922	21,275,109	26,267,671

Net realized foreign capital gains tax	(24,253)	(743,553)	—

Net realized gain (loss) on foreign currency related transactions	(8,068)	(294,807)	(479,599)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	2,370,505	34,677,709	94,604,495

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	461	(2,315,417)	(3,024,493)

Net change in unrealized appreciation/depreciation on foreign currency related translations	(441)	(82,286)	(13,934)
Net realized and unrealized gain (loss) on investments, forward foreign currency exchange contracts, foreign currency related transactions, swaps, and foreign capital gains taxes	4,396,126	52,516,755	117,354,140

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$4,560,949	$51,737,621	$112,072,092

See accompanying notes to financial statements.

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Statements of Operations (unaudited) (continued)	Six-Month Period Ended June 30, 2021

	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund	Matthews Asia Innovators Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$66,205,283	$585,803	$5,918,313

Foreign withholding tax	(6,955,375)	(63,029)	(924,992)
TOTAL INVESTMENT INCOME	59,249,908	522,774	4,993,321

EXPENSES:

Investment advisory fees (Note 5)	31,016,669	335,340	6,891,500

Administration and accounting fees (Note 5)	375,206	4,057	83,367

Administration and shareholder servicing fees (Note 5)	6,294,426	68,052	1,398,330

Accounting out-of-pocket fees	21,025	18,703	14,843

Custodian fees	1,439,520	43,370	291,853

Printing fees	159,179	8,720	28,660

Intermediary service fees (Note 5)	4,521,509	46,873	1,049,719

Professional fees	110,791	18,580	34,998

Registration fees	54,130	17,438	50,714

Transfer agent fees	52,606	1,106	19,675

Trustees fees	197,706	1,912	37,011

Other expenses	139,922	6,829	26,776
TOTAL EXPENSES	44,382,689	570,980	9,927,446

Advisory fees waived and expenses waived or reimbursed/repaid (Note 5)	(588,803)	73,418	—

Administration fees waived (Note 5)	(588,803)	—	—
NET EXPENSES	43,205,083	644,398	9,927,446

NET INVESTMENT INCOME (LOSS)	16,044,825	(121,624)	(4,934,125)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	974,089,942	6,018,696	262,651,704

Net realized foreign capital gains tax	(5,506,278)	(159)	(1,887,614)

Net realized gain (loss) on foreign currency related transactions	(1,029,212)	(25,885)	(941,128)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	(487,795,360)	7,898,805	(197,750,460)

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	(5,024,930)	(448,660)	(260,013)

Net change in unrealized appreciation/depreciation on foreign currency related translations	(200,044)	(1,184)	(519,921)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	474,534,118	13,441,613	61,292,568

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$490,578,943	$13,319,989	$56,358,443

See accompanying notes to financial statements.

106	MATTHEWS ASIA FUNDS

Statements of Operations (unaudited) (continued)	Six-Month Period Ended June 30, 2021

	Matthews China Fund	Matthews China Small Companies Fund	Matthews India Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$12,952,574	$5,348,601	$3,413,267

Interest	—	—	123

Foreign withholding tax	(556,229)	(77,080)	(577,941)
TOTAL INVESTMENT INCOME	12,396,345	5,271,521	2,835,449

EXPENSES:

Investment advisory fees (Note 5)	5,699,762	2,338,410	2,385,339

Administration and accounting fees (Note 5)	68,951	18,707	28,854

Administration and shareholder servicing fees (Note 5)	1,156,484	313,732	484,262

Accounting out-of-pocket fees	16,758	18,718	19,692

Custodian fees	200,189	95,149	191,116

Printing fees	44,500	24,800	49,188

Intermediary service fees (Note 5)	1,088,897	408,035	626,324

Professional fees	31,222	20,409	71,635

Registration fees	34,398	35,717	25,064

Transfer agent fees	44,829	12,857	38,186

Trustees fees	34,721	10,447	15,536

Other expenses	22,465	7,406	17,231
TOTAL EXPENSES	8,443,176	3,304,387	3,952,427

Advisory fees waived and expenses waived or reimbursed (Note 5)	—	(140,246)	—
NET EXPENSES	8,443,176	3,164,141	3,952,427

NET INVESTMENT INCOME (LOSS)	3,953,169	2,107,380	(1,116,978)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	148,544,931	57,342,551	40,080,960

Net realized foreign capital gains tax	—	—	(2,225,028)

Net realized gain (loss) on foreign currency related transactions	(124,252)	(165,442)	2,998

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	(48,883,065)	(13,346,540)	47,009,214

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	—	—	(7,863,437)

Net change in unrealized appreciation/depreciation on foreign currency related translations	(15,672)	(19,792)	(72,083)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	99,521,942	43,810,777	76,932,624

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$103,475,111	$45,918,157	$75,815,646

See accompanying notes to financial statements.

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Statements of Operations (unaudited) (continued)	Six-Month Period Ended June 30, 2021

	Matthews Japan Fund	Matthews Korea Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$13,749,691	$1,393,811

Foreign withholding tax	(1,965,543)	(230,023)
TOTAL INVESTMENT INCOME	11,784,148	1,163,788

EXPENSES:

Investment advisory fees (Note 5)	5,496,003	514,118

Administration and accounting fees (Note 5)	66,484	6,219

Administration and shareholder servicing fees (Note 5)	1,115,414	104,356

Accounting out-of-pocket fees	17,659	13,366

Custodian fees	69,333	20,509

Printing fees	70,965	10,269

Intermediary service fees (Note 5)	617,342	125,515

Professional fees	30,878	16,376

Registration fees	24,557	17,340

Transfer agent fees	66,264	11,846

Trustees fees	36,371	3,221

Other expenses	29,526	2,708
TOTAL EXPENSES	7,640,796	845,843

NET EXPENSES	7,640,796	845,843

NET INVESTMENT INCOME (LOSS)	4,143,352	317,945

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	125,572,477	15,794,110

Net realized gain (loss) on foreign currency related transactions	(37,305)	(37,365)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	(230,381,939)	1,791,014

Net change in unrealized appreciation/depreciation on foreign currency related translations	(23,633)	(12,482)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	(104,870,400)	17,535,277

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($100,727,048)	$17,853,222

See accompanying notes to financial statements.

108	MATTHEWS ASIA FUNDS

Statements of Operations (unaudited) (continued)	Six-Month Period Ended June 30, 2021

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$21,062,677	$56,484,246	$9,684,670

Dividends—Affiliated Issuers (Note 7)	—	7,677,204	—

Foreign withholding tax	(2,127,084)	(6,972,417)	(222,360)
TOTAL INVESTMENT INCOME	18,935,593	57,189,033	9,462,310

EXPENSES:

Investment advisory fees (Note 5)	5,022,010	18,182,879	1,369,911

Administration and accounting fees (Note 5)	60,751	219,955	16,572

Administration and shareholder servicing fees (Note 5)	1,019,183	3,690,242	277,976

Accounting out-of-pocket fees	20,373	20,025	17,124

Custodian fees	230,365	585,247	79,012

Printing fees	60,519	119,369	27,839

Intermediary service fees (Note 5)	946,744	2,674,258	306,552

Professional fees	34,478	74,717	19,972

Registration fees	42,942	36,571	38,897

Transfer agent fees	26,743	41,125	7,321

Trustees fees	33,459	112,951	8,719

Other expenses	25,550	86,362	5,884
TOTAL EXPENSES	7,523,117	25,843,701	2,175,779

Advisory fees waived and expenses waived or reimbursed (Note 5)	—	(130,532)	—

Administration fees waived (Note 5)	—	(130,532)	—
NET EXPENSES	7,523,117	25,582,637	2,175,779

NET INVESTMENT INCOME (LOSS)	11,412,476	31,606,396	7,286,531

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	107,270,420	555,278,692	26,255,126

Net realized gain (loss) on investments—Affiliated Issuers	—	1,347,132	—

Net realized foreign capital gains tax	(74,556)	—	—

Net realized gain (loss) on foreign currency related transactions	(271,268)	2,195,399	115,655

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	(55,388,894)	(453,852,594)	14,600,419

Net change in unrealized appreciation/depreciation on investments—Affiliated Issuers	—	2,119,872	—

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	787,981	(1,180,906)	—

Net change in unrealized appreciation/depreciation on foreign currency related translations	18,686	(2,116,914)	(103,782)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	52,342,369	103,790,681	40,867,418

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$63,754,845	$135,397,077	$48,153,949

See accompanying notes to financial statements.

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Statements of Operations (unaudited) (continued)	Six-Month Period Ended June 30, 2021

	Matthews Asia Total Return Bond Fund	Matthews Asia Credit Opportunities Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$3,228	$137

Interest	3,349,120	2,421,091

Foreign withholding tax	(85,686)	—
TOTAL INVESTMENT INCOME	3,266,662	2,421,228

EXPENSES:

Investment advisory fees (Note 5)	367,432	250,581

Administration and accounting fees (Note 5)	5,344	3,645

Administration and shareholder servicing fees (Note 5)	89,642	61,142

Accounting out-of-pocket fees	14,101	9,278

Custodian fees	18,943	10,111

Printing fees	11,489	10,407

Intermediary service fees (Note 5)	71,177	39,492

Professional fees	11,163	10,056

Registration fees	20,046	18,893

Transfer agent fees	2,908	1,051

Trustees fees	2,754	2,099

Other expenses	832	1,911
TOTAL EXPENSES	615,831	418,666

Advisory fees waived and expenses waived or reimbursed (Note 5)	—	(1,622)
NET EXPENSES	615,831	417,044

NET INVESTMENT INCOME (LOSS)	2,650,831	2,004,184

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, FOREIGN CURRENCY RELATED TRANSACTIONS, SWAPS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	1,822,492	(649,543)

Net realized gain (loss) on forward foreign currency exchange contracts	1,665,458	—

Net realized gain (loss) on swaps	89,224	—

Net realized gain (loss) on foreign currency related transactions	19,005	—

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	(5,519,914)	(3,171,419)

Net change in unrealized appreciation/depreciation forward foreign currency exchange contracts	(2,440,309)	—

Net change in unrealized appreciation/depreciation on swaps	(246,209)	—

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	24,273	—

Net change in unrealized appreciation/depreciation on foreign currency related translations	15,602	60
Net realized and unrealized gain (loss) on investments, forward foreign currency exchange contracts, foreign currency related transactions, swaps, and foreign capital gains taxes	(4,570,378)	(3,820,902)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($1,919,547)	($1,816,718)

See accompanying notes to financial statements.

110	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets

MATTHEWS EMERGING MARKETS EQUITY FUND	Six-Month Period Ended June 30, 2021 (Unaudited)	For the Period Ended December 31, 2020[1]

OPERATIONS:

Net investment income (loss)	$164,823	$59,017

Net realized gain (loss) on investments and foreign currency related transactions	2,025,601	1,612,347

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	2,370,064	6,973,362

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	461	(68,673)
Net increase (decrease) in net assets resulting from operations	4,560,949	8,576,053

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(142,733)

Institutional Class	—	(739,402)
Net decrease in net assets resulting from distributions	—	(882,135)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	10,199,518	37,098,179
Total increase (decrease) in net assets	14,760,467	44,792,097
NET ASSETS:

Beginning of period	44,792,097	—
End of period	$59,552,564	$44,792,097

1 The Fund commenced operations on April 30, 2020.

MATTHEWS EMERGING MARKETS SMALL COMPANIES FUND	Six-Month Period Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	($779,134)	($28,959)

Net realized gain (loss) on investments and foreign currency related transactions	20,236,749	(3,922,376)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	34,595,423	66,285,013

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(2,315,417)	(85,816)
Net increase (decrease) in net assets resulting from operations	51,737,621	62,247,862

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(273,613)

Institutional Class	—	(457,565)
Net decrease in net assets resulting from distributions	—	(731,178)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	125,548,765	(35,608,664)
Total increase (decrease) in net assets	177,286,386	25,908,020
NET ASSETS:

Beginning of period	207,142,276	181,234,256
End of period	$384,428,662	$207,142,276

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS ASIA GROWTH FUND	Six-Month Period Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	($5,282,048)	($3,766,582)

Net realized gain (loss) on investments and foreign currency related transactions	25,788,072	119,869,576

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	94,590,561	490,612,523

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(3,024,493)	(828,093)
Net increase (decrease) in net assets resulting from operations	112,072,092	605,887,424

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(32,572,017)

Institutional Class	—	(52,522,805)
Net decrease in net assets resulting from distributions	—	(85,094,822)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	252,540,771	329,660,660
Total increase (decrease) in net assets	364,612,863	850,453,262
NET ASSETS:

Beginning of period	2,053,787,651	1,203,334,389
End of period	$2,418,400,514	$2,053,787,651

MATTHEWS PACIFIC TIGER FUND	Six-Month Period Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	$16,044,825	$31,726,525

Net realized gain (loss) on investments and foreign currency related transactions	967,554,452	810,070,173

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(487,995,404)	930,414,892

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(5,024,930)	3,154,260
Net increase (decrease) in net assets resulting from operations	490,578,943	1,775,365,850

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(141,488,071)

Institutional Class	—	(348,163,643)
Net decrease in net assets resulting from distributions	—	(489,651,714)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	482,180,189	(1,252,923,288)
Total increase (decrease) in net assets	972,759,132	32,790,848
NET ASSETS:

Beginning of period	8,758,649,538	8,725,858,690
End of period	$9,731,408,670	$8,758,649,538

See accompanying notes to financial statements.

112	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS ASIA ESG FUND	Six-Month Period Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	($121,624)	$14,477

Net realized gain (loss) on investments and foreign currency related transactions	5,992,652	3,627,382

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	7,897,621	21,303,112

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(448,660)	(371,525)
Net increase (decrease) in net assets resulting from operations	13,319,989	24,573,446

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(1,972,642)

Institutional Class	—	(2,742,259)
Net decrease in net assets resulting from distributions	—	(4,714,901)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	11,199,976	12,869,463
Total increase (decrease) in net assets	24,519,965	32,728,008
NET ASSETS:

Beginning of period	88,026,840	55,298,832
End of period	$112,546,805	$88,026,840

MATTHEWS ASIA INNOVATORS FUND	Six-Month Period Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	($4,934,125)	($4,066,121)

Net realized gain (loss) on investments and foreign currency related transactions	259,822,962	126,859,455

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(198,270,381)	522,631,206

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(260,013)	(5,114,598)
Net increase (decrease) in net assets resulting from operations	56,358,443	640,309,942

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(10,021,958)

Institutional Class	—	(17,156,013)
Net decrease in net assets resulting from distributions	—	(27,177,971)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	405,231,060	807,775,835
Total increase (decrease) in net assets	461,589,503	1,420,907,806
NET ASSETS:

Beginning of period	1,725,456,985	304,549,179
End of period	$2,187,046,488	$1,725,456,985

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS CHINA FUND	Six-Month Period Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	$3,953,169	$3,034,601

Net realized gain (loss) on investments and foreign currency related transactions	148,420,679	92,596,932

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(48,898,737)	327,402,752
Net increase (decrease) in net assets resulting from operations	103,475,111	423,034,285

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(11,917,229)

Institutional Class	—	(7,418,452)
Net decrease in net assets resulting from distributions	—	(19,335,681)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	203,422,707	202,777,528
Total increase (decrease) in net assets	306,897,818	606,476,132
NET ASSETS:

Beginning of period	1,508,871,157	902,395,025
End of period	$1,815,768,975	$1,508,871,157

MATTHEWS CHINA SMALL COMPANIES FUND	Six-Month Period Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	$2,107,380	($40,100)

Net realized gain (loss) on investments and foreign currency related transactions	57,177,109	81,135,304

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(13,366,332)	77,868,228
Net increase (decrease) in net assets resulting from operations	45,918,157	158,963,432

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(41,538,891)

Institutional Class	—	(14,619,496)
Net decrease in net assets resulting from distributions	—	(56,158,387)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	70,186,297	185,155,881
Total increase (decrease) in net assets	116,104,454	287,960,926
NET ASSETS:

Beginning of period	383,769,219	95,808,293
End of period	$499,873,673	$383,769,219

See accompanying notes to financial statements.

114	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS INDIA FUND	Six-Month Period Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	($1,116,978)	$539,640

Net realized gain (loss) on investments and foreign currency related transactions	37,858,930	(29,985,170)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	46,937,131	78,917,359

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(7,863,437)	(8,262,561)
Net increase (decrease) in net assets resulting from operations	75,815,646	41,209,268

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(18,432,815)

Institutional Class	—	(2,686,572)
Net decrease in net assets resulting from distributions	—	(21,119,387)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(28,929,403)	(276,535,505)
Total increase (decrease) in net assets	46,886,243	(256,445,624)
NET ASSETS:

Beginning of period	707,961,280	964,406,904
End of period	$754,847,523	$707,961,280

MATTHEWS JAPAN FUND	Six-Month Period Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	$4,143,352	$4,835,226

Net realized gain (loss) on investments and foreign currency related transactions	125,535,172	224,950,710

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(230,405,572)	85,961,141
Net increase (decrease) in net assets resulting from operations	(100,727,048)	315,747,077

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(104,936,797)

Institutional Class	—	(51,294,781)
Net decrease in net assets resulting from distributions	—	(156,231,578)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	112,086,010	(815,396,878)
Total increase (decrease) in net assets	11,358,962	(655,881,379)
NET ASSETS:

Beginning of period	1,650,787,811	2,306,669,190
End of period	$1,662,146,773	$1,650,787,811

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS KOREA FUND	Six-Month Period Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	$317,945	$565,758

Net realized gain (loss) on investments and foreign currency related transactions	15,756,745	(2,851,201)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	1,778,532	44,818,958
Net increase (decrease) in net assets resulting from operations	17,853,222	42,533,515

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	—	(1,006,275)

Institutional Class	—	(97,392)
Net decrease in net assets resulting from distributions	—	(1,103,667)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(11,146,900)	(24,121,054)
Total increase (decrease) in net assets	6,706,322	17,308,794
NET ASSETS:

Beginning of period	154,122,737	136,813,943
End of period	$160,829,059	$154,122,737

MATTHEWS ASIAN GROWTH AND INCOME FUND	Six-Month Period Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	$11,412,476	$19,405,694

Net realized gain (loss) on investments and foreign currency related transactions	106,924,596	(22,733,461)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(55,370,208)	194,367,480

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	787,981	(1,175,119)
Net increase (decrease) in net assets resulting from operations	63,754,845	189,864,594

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(4,280,609)	(6,537,575)

Institutional Class	(6,029,494)	(8,649,109)
Net decrease in net assets resulting from distributions	(10,310,103)	(15,186,684)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(76,285,511)	(146,689,345)
Total increase (decrease) in net assets	(22,840,769)	27,988,565
NET ASSETS:

Beginning of period	1,495,754,904	1,467,766,339
End of period	$1,472,914,135	$1,495,754,904

See accompanying notes to financial statements.

116	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS ASIA DIVIDEND FUND	Six-Month Period Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	$31,606,396	$38,489,950

Net realized gain (loss) on investments and foreign currency related transactions	558,821,223	121,303,056

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(453,849,636)	873,786,516

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(1,180,906)	(52,247)
Net increase (decrease) in net assets resulting from operations	135,397,077	1,033,527,275

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(11,851,416)	(23,374,306)

Institutional Class	(20,438,313)	(30,156,523)
Net decrease in net assets resulting from distributions	(32,289,729)	(53,530,829)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	411,015,319	(1,149,516,399)
Total increase (decrease) in net assets	514,122,667	(169,519,953)
NET ASSETS:

Beginning of period	5,200,935,921	5,370,455,874
End of period	$5,715,058,588	$5,200,935,921

MATTHEWS CHINA DIVIDEND FUND	Six-Month Period Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	$7,286,531	$6,140,834

Net realized gain (loss) on investments and foreign currency related transactions	26,370,781	4,886,638

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	14,496,637	58,961,611
Net increase (decrease) in net assets resulting from operations	48,153,949	69,989,083

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(4,743,512)	(5,445,025)

Institutional Class	(3,212,378)	(2,410,206)
Net decrease in net assets resulting from distributions	(7,955,890)	(7,855,231)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	29,176,876	(58,231,512)
Total increase (decrease) in net assets	69,374,935	3,902,340
NET ASSETS:

Beginning of period	384,642,959	380,740,619
End of period	$454,017,894	$384,642,959

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS ASIA TOTAL RETURN BOND FUND	Six-Month Period Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	$2,650,831	$4,850,426

Net realized gain (loss) on investments and foreign currency related transactions	3,596,179	(2,439,443)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(7,944,621)	2,158,772

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	24,273	(13,642)

Net change in unrealized appreciation/depreciation on swaps	(246,209)	537,033
Net increase (decrease) in net assets resulting from operations	(1,919,547)	5,093,146

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(717,864)	(1,534,269)

Institutional Class	(1,817,580)	(3,044,458)
Net decrease in net assets resulting from distributions	(2,535,444)	(4,578,727)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	29,578,246	(2,379,843)
Total increase (decrease) in net assets	25,123,255	(1,865,424)
NET ASSETS:

Beginning of period	114,848,240	116,713,664
End of period	$139,971,495	$114,848,240

MATTHEWS ASIA CREDIT OPPORTUNITIES FUND	Six-Month Period Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	$2,004,184	$4,429,584

Net realized gain (loss) on investments and foreign currency related transactions	(649,543)	(2,419,656)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(3,171,359)	(865,752)
Net increase (decrease) in net assets resulting from operations	(1,816,718)	1,144,176

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(180,094)	(461,510)

Institutional Class	(1,836,470)	(4,015,909)
Net decrease in net assets resulting from distributions	(2,016,564)	(4,477,419)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	9,092,392	2,005,951
Total increase (decrease) in net assets	5,259,110	(1,327,292)
NET ASSETS:

Beginning of period	91,107,436	92,434,728
End of period	$96,366,546	$91,107,436

See accompanying notes to financial statements.

118	MATTHEWS ASIA FUNDS

Financial Highlights

Matthews Emerging Markets Equity Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2021 (Unaudited)		Period Ended Dec. 31, 2020[1]
Net Asset Value, beginning of period	$15.76		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.04		0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.43		6.08
Total from investment operations	1.47		6.12
LESS DISTRIBUTIONS FROM:
Net realized gains on investments	—		(0.36)
Net Asset Value, end of period	$17.23		$15.76
TOTAL RETURN	9.33%	[3]	61.23%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$16,327		$9,851
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.35%	[4]	2.76%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.03%	[4]	1.08%	[4]
Ratio of net investment income (loss) to average net assets	0.54%	[4]	0.45%	[4]
Portfolio turnover[5]	38.27%	[3]	62.30%	[3]

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2021 (Unaudited)		Period Ended Dec. 31, 2020[1]
Net Asset Value, beginning of period	$15.77		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.05		0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.42		6.11
Total from investment operations	1.47		6.15
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.02)
Net realized gains on investments	—		(0.36)
Total distributions	—		(0.38)
Net Asset Value, end of period	$17.24		$15.77
TOTAL RETURN	9.32%	[3]	61.55%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$43,226		$34,941
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.28%	[4]	2.65%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%	[4]	0.90%	[4]
Ratio of net investment income (loss) to average net assets	0.63%	[4]	0.44%	[4]
Portfolio turnover[5]	38.27%	[3]	62.30%	[3]

1	The Fund commenced operations on April 30, 2020.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	119

Financial Highlights (continued)

Matthews Emerging Markets Small Companies Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2021 (unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016
Net Asset Value, beginning of period	$25.93		$18.10	$15.50	$22.89	$19.05	$19.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.09)		(0.02)	0.12	0.12	0.02	0.09
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	4.88		7.92	2.57	(4.20)	5.68	(0.37)
Total from investment operations	4.79		7.90	2.69	(4.08)	5.70	(0.28)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.05)	(0.09)	(0.08)	(0.10)	(0.08)
Net realized gains on investments	—		(0.02)	—	(3.23)	(1.76)	—
Total distributions	—		(0.07)	(0.09)	(3.31)	(1.86)	(0.08)
Paid-in capital from redemption fees (Note 4)	—		—	— [2]	— [3]	— [3]	— [3]
Net Asset Value, end of period	$30.72		$25.93	$18.10	$15.50	$22.89	$19.05
TOTAL RETURN	18.47%	[4]	43.68%	17.38%	(18.05% )	30.59%	(1.44% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$171,957		$99,573	$96,229	$111,456	$208,339	$254,226
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.44%	[5]	1.57%	1.60%	1.51%	1.49%	1.49%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.36%	[5]	1.39%	1.45%	1.46%	1.46%	1.47%
Ratio of net investment income (loss) to average net assets	(0.67%	)[5]	(0.11% )	0.72%	0.53%	0.09%	0.45%
Portfolio turnover[6]	27.15%	[4]	111.87%	59.10%	69.79%	67.13%	44.44%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2021 (unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016
Net Asset Value, beginning of period	$25.87		$18.06	$15.46	$22.86	$19.03	$19.40
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.07)		0.01	0.15	0.16	0.07	0.12
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	4.88		7.91	2.58	(4.19)	5.67	(0.36)
Total from investment operations	4.81		7.92	2.73	(4.03)	5.74	(0.24)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.09)	(0.13)	(0.14)	(0.15)	(0.13)
Net realized gains on investments	—		(0.02)	—	(3.23)	(1.76)	—
Total distributions	—		(0.11)	(0.13)	(3.37)	(1.91)	(0.13)
Paid-in capital from redemption fees (Note 4)	—		—	— [2]	— [3]	— [3]	— [3]
Net Asset Value, end of period	$30.68		$25.87	$18.06	$15.46	$22.86	$19.03
TOTAL RETURN	18.59%	[4]	43.90%	17.65%	(17.86% )	30.85%	(1.24% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$212,471		$107,569	$85,006	$74,935	$232,954	$174,962
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.34%	[5]	1.47%	1.46%	1.37%	1.35%	1.34%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.20%	[5]	1.20%	1.24%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.49%	)[5]	0.08%	0.85%	0.73%	0.34%	0.64%
Portfolio turnover[6]	27.15%	[4]	111.87%	59.10%	69.79%	67.13%	44.44%

1	Calculated using the average daily shares method.
2	The Fund charged redemption fees through October 31, 2019.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.
6	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

120	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Asia Growth Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2021 (unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016
Net Asset Value, beginning of period	$39.44		$28.10	$22.49	$27.25	$21.05	$21.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.11)		(0.11)	(0.03)	— [2]	0.04	0.06
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	2.42		13.16	5.91	(4.41)	8.14	0.13
Total from investment operations	2.31		13.05	5.88	(4.41)	8.18	0.19
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.15)	—	(0.03)	(0.16)	(0.23)
Net realized gains on investments	—		(1.56)	(0.27)	(0.32)	(1.82)	—
Total distributions	—		(1.71)	(0.27)	(0.35)	(1.98)	(0.23)
Net Asset Value, end of period	$41.75		$39.44	$28.10	$22.49	$27.25	$21.05
TOTAL RETURN	5.86%	[3]	46.76%	26.18%	(16.25% )	39.39%	0.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$812,034		$784,085	$504,538	$463,600	$554,309	$419,516
Ratio of expenses to average net assets	1.04%	[4]	1.08%	1.09%	1.10%	1.12%	1.14%
Ratio of net investment income (loss) to average net assets	(0.55%	)[4]	(0.35% )	(0.14% )	—% [5]	0.16%	0.30%
Portfolio turnover[6]	16.59%	[3]	42.78%	38.05%	12.12%	23.19%	13.61%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2021 (unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016
Net Asset Value, beginning of period	$39.82		$28.34	$22.65	$27.45	$21.19	$21.24
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.08)		(0.07)	— [2]	0.05	0.09	0.10
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	2.43		13.30	5.96	(4.45)	8.20	0.13
Total from investment operations	2.35		13.23	5.96	(4.40)	8.29	0.23
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.19)	—	(0.08)	(0.21)	(0.28)
Net realized gains on investments	—		(1.56)	(0.27)	(0.32)	(1.82)	—
Total distributions	—		(1.75)	(0.27)	(0.40)	(2.03)	(0.28)
Net Asset Value, end of period	$42.17		$39.82	$28.34	$22.65	$27.45	$21.19
TOTAL RETURN	5.90%	[3]	47.01%	26.34%	(16.10% )	39.64%	1.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,606,366		$1,269,702	$698,797	$466,733	$296,253	$195,949
Ratio of expenses to average net assets	0.90%	[4]	0.95%	0.94%	0.93%	0.93%	0.96%
Ratio of net investment income (loss) to average net assets	(0.41%	)[4]	(0.23% )	—% [5]	0.17%	0.35%	0.47%
Portfolio turnover[6]	16.59%	[3]	42.78%	38.05%	12.12%	23.19%	13.61%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	Less than 0.01%.
6	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	121

Financial Highlights (continued)

Matthews Pacific Tiger Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2021 (unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016
Net Asset Value, beginning of period	$34.94		$28.74	$26.86	$31.66	$22.92	$23.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.04		0.10	0.19	0.24	0.17	0.11
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.91		8.10	2.68	(3.75)	8.96	(0.13)
Total from investment operations	1.95		8.20	2.87	(3.51)	9.13	(0.02)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.08)	(0.15)	(0.21)	(0.17)	(0.13)
Net realized gains on investments	—		(1.92)	(0.84)	(1.08)	(0.22)	(0.47)
Total distributions	—		(2.00)	(0.99)	(1.29)	(0.39)	(0.60)
Paid-in capital from redemption fees (Note 4)	—		—	— [2]	—	— [2]	—
Net Asset Value, end of period	$36.89		$34.94	$28.74	$26.86	$31.66	$22.92
TOTAL RETURN	5.58%	[3]	28.83%	10.72%	(11.11% )	39.96%	(0.16% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$2,662,537		$2,585,654	$2,536,844	$2,618,155	$3,335,795	$2,445,183
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.04%	[4]	1.08%	1.08%	1.07%	1.08%	1.09%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.02%	[4]	1.06%	1.05%	1.04%	1.06%	1.08%
Ratio of net investment income (loss) to average net assets	0.23%	[4]	0.35%	0.66%	0.79%	0.63%	0.47%
Portfolio turnover[5]	29.20%	[3]	38.11%	17.08%	11.48%	9.18%	5.73%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2021 (unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016
Net Asset Value, beginning of period	$34.90		$28.71	$26.83	$31.63	$22.90	$23.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.07		0.13	0.23	0.28	0.22	0.16
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.90		8.11	2.68	(3.74)	8.95	(0.14)
Total from investment operations	1.97		8.24	2.91	(3.46)	9.17	0.02
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.13)	(0.19)	(0.26)	(0.22)	(0.17)
Net realized gains on investments	—		(1.92)	(0.84)	(1.08)	(0.22)	(0.47)
Total distributions	—		(2.05)	(1.03)	(1.34)	(0.44)	(0.64)
Paid-in capital from redemption fees (Note 4)	—		—	— [2]	—	— [2]	—
Net Asset Value, end of period	$36.87		$34.90	$28.71	$26.83	$31.63	$22.90
TOTAL RETURN	5.64%	[3]	28.98%	10.90%	(10.94% )	40.17%	0.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$7,068,872		$6,172,995	$6,189,015	$5,689,079	$6,389,242	$4,207,508
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.91%	[4]	0.94%	0.93%	0.90%	0.91%	0.91%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.88%	[4]	0.92%	0.91%	0.88%	0.89%	0.90%
Ratio of net investment income (loss) to average net assets	0.39%	[4]	0.46%	0.80%	0.95%	0.80%	0.65%
Portfolio turnover[5]	29.20%	[3]	38.11%	17.08%	11.48%	9.18%	5.73%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

122	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Asia ESG Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2021 (unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016
Net Asset Value, beginning of period	$14.94		$11.08	$9.98	$11.56	$8.97	$9.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.03)		(0.01)	0.04	0.03	0.05	0.07
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	2.19		4.72	1.21	(1.16)	2.97	(0.20)
Total from investment operations	2.16		4.71	1.25	(1.13)	3.02	(0.13)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.01)	(0.03)	(0.02)	(0.27)	(0.13)
Net realized gains on investments	—		(0.84)	(0.12)	(0.43)	(0.16)	—
Total distributions	—		(0.85)	(0.15)	(0.45)	(0.43)	(0.13)
Net Asset Value, end of period	$17.10		$14.94	$11.08	$9.98	$11.56	$8.97
TOTAL RETURN	14.46%	[2]	42.87%	12.55%	(9.73% )	33.79%	(1.40% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$47,897		$37,385	$19,291	$9,283	$10,695	$5,376
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.19%	[3]	1.42%	1.54%	2.20%	2.65%	3.54%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.36%	[3]	1.38%	1.42%	1.50%	1.50%	1.48%
Ratio of net investment income (loss) to average net assets	(0.33%	)[3]	(0.08% )	0.41%	0.27%	0.45%	0.77%
Portfolio turnover[4]	26.52%	[2]	84.60%	29.67%	22.93%	28.82%	16.10%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2021 (unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016
Net Asset Value, beginning of period	$14.92		$11.06	$9.96	$11.50	$8.92	$9.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.01)		0.01	0.06	0.06	0.08	0.09
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	2.18		4.72	1.21	(1.16)	2.95	(0.19)
Total from investment operations	2.17		4.73	1.27	(1.10)	3.03	(0.10)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.03)	(0.05)	(0.01)	(0.29)	(0.15)
Net realized gains on investments	—		(0.84)	(0.12)	(0.43)	(0.16)	—
Total distributions	—		(0.87)	(0.17)	(0.44)	(0.45)	(0.15)
Net Asset Value, end of period	$17.09		$14.92	$11.06	$9.96	$11.50	$8.92
TOTAL RETURN	14.54%	[2]	43.13%	12.74%	(9.52% )	34.11%	(1.16% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$64,650		$50,642	$36,008	$23,249	$7,359	$3,382
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.07%	[3]	1.29%	1.41%	2.01%	2.46%	3.36%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.20%	[3]	1.20%	1.24%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.17%	)[3]	0.09%	0.54%	0.55%	0.71%	0.97%
Portfolio turnover[4]	26.52%	[2]	84.60%	29.67%	22.93%	28.82%	16.10%

1	Calculated using the average daily shares method.
2	Not annualized.
3	Annualized.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	123

Financial Highlights (continued)

Matthews Asia Innovators Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2021 (unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016
Net Asset Value, beginning of period	$26.70		$14.55	$11.26	$14.19	$10.10	$12.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.08)		(0.11)	(0.01)	(0.01)	(0.02)	(0.02)
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.41		12.71	3.34	(2.62)	5.31	(1.07)
Total from investment operations	1.33		12.60	3.33	(2.63)	5.29	(1.09)
LESS DISTRIBUTIONS FROM:
Net investment income	—		—	—	(0.04)	(0.24)	—
Net realized gains on investments	—		(0.45)	(0.04)	(0.26)	(0.96)	(1.13)
Total distributions	—		(0.45)	(0.04)	(0.30)	(1.20)	(1.13)
Net Asset Value, end of period	$28.03		$26.70	$14.55	$11.26	$14.19	$10.10
TOTAL RETURN	5.02%	[2]	86.72%	29.60%	(18.62% )	52.88%	(9.10% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$732,976		$631,101	$177,639	$152,449	$175,331	$83,926
Ratio of expenses to average net assets	1.05%	[3]	1.10%	1.19%	1.19%	1.24%	1.24%
Ratio of net investment income (loss) to average net assets	(0.58%	)[3]	(0.60% )	(0.04% )	(0.07% )	(0.18% )	(0.19% )
Portfolio turnover[4]	97.55%	[2]	119.81%	80.10%	85.73%	66.51%	92.25%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2021 (unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016
Net Asset Value, beginning of period	$26.91		$14.64	$11.32	$14.26	$10.14	$12.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.06)		(0.09)	0.01	0.01	0.01	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.43		12.81	3.35	(2.62)	5.33	(1.08)
Total from investment operations	1.37		12.72	3.36	(2.61)	5.34	(1.07)
LESS DISTRIBUTIONS FROM:
Net investment income	—		—	—	(0.07)	(0.26)	—
Net realized gains on investments	—		(0.45)	(0.04)	(0.26)	(0.96)	(1.13)
Total distributions	—		(0.45)	(0.04)	(0.33)	(1.22)	(1.13)
Net Asset Value, end of period	$28.28		$26.91	$14.64	$11.32	$14.26	$10.14
TOTAL RETURN	5.09%	[2]	87.01%	29.71%	(18.40% )	53.18%	(8.92% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,454,071		$1,094,356	$126,911	$91,769	$30,957	$16,545
Ratio of expenses to average net assets	0.90%	[3]	0.95%	1.05%	1.02%	1.05%	1.01%
Ratio of net investment income (loss) to average net assets	(0.42%	)[3]	(0.44% )	0.10%	0.07%	0.06%	0.06%
Portfolio turnover[4]	97.55%	[2]	119.81%	80.10%	85.73%	66.51%	92.25%

1	Calculated using the average daily shares method.
2	Not annualized.
3	Annualized.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

124	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews China Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2021 (unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016[1]
Net Asset Value, beginning of period	$27.00		$19.12	$14.37	$22.20	$15.47	$18.42
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.04		0.05	0.16	0.21	0.16	0.21
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	1.85		8.17	4.80	(4.84)	8 86	(1 04)
Total from investment operations	1.89		8.22	4.96	(4.63)	9.02	(0.83)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.06)	(0.21)	(0.29)	(0.37)	(0.26)
Net realized gains on investments	—		(0.28)	—	(2.91)	(1.92)	(1.29)
Return of capital	—		—	—	—	—	(0.57)
Total distributions	—		(0.34)	(0.21)	(3.20)	(2.29)	(2.12)
Paid-in capital from redemption fees (Note 4)	—		—	—	—	—	— [3]
Net Asset Value, end of period	$28.89		$27.00	$19.12	$14.37	$22.20	$15.47
TOTAL RETURN	7.00%	[4]	43.05%	34.56%	(21.42% )	59.37%	(5.18% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$999,977		$962,714	$718,633	$566,456	$843,508	$495,900
Ratio of expenses to average net assets	1.04%	[5]	1.09%	1.09%	1.10%	1.09%	1.18%
Ratio of net investment income (loss) to average net assets	0.30%	[5]	0.22%	0.96%	1.00%	0.78%	1.24%
Portfolio turnover[6]	36.76%	[4]	52.64%	68.93%	96.98%	78.74%	83.82%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2021 (unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016[1]
Net Asset Value, beginning of period	$26.94		$19.08	$14.33	$22.17	$15.44	$18.39
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.10		0.09	0.20	0.33	0.21	0.22
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	1.82		8.15	4.80	(4.93)	8.84	(1.03)
Total from investment operations	1.92		8.24	5.00	(4.60)	9.05	(0.81)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.10)	(0.25)	(0.33)	(0.40)	(0.28)
Net realized gains on investments	—		(0.28)	—	(2.91)	(1.92)	(1.29)
Return of capital	—		—	—	—	—	(0.57)
Total distributions	—		(0.38)	(0.25)	(3.24)	(2.32)	(2.14)
Paid-in capital from redemption fees (Note 4)	—		—	—	—	—	— [3]
Net Asset Value, end of period	$28.86		$26.94	$19.08	$14.33	$22.17	$15.44
TOTAL RETURN	7.13%	[4]	43.23%	34.90%	(21.32% )	59.71%	(5.06% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$815,792		$546,157	$183,762	$46,657	$61,975	$15,874
Ratio of expenses to average net assets	0.89%	[5]	0.93%	0.91%	0.91%	0.93%	1.03%
Ratio of net investment income (loss) to average net assets	0.71%	[5]	0.40%	1.17%	1.53%	0.99%	1.32%
Portfolio turnover[6]	36.76%	[4]	52.64%	68.93%	96.98%	78.74%	83.82%

1	Consolidated Financial Highlights. See Note 2-C.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.
6	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	125

Financial Highlights (continued)

Matthews China Small Companies Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2021 (unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017		2016
Net Asset Value, beginning of period	$19.86		$12.84	$9.58	$11.89	$8.21		$8.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.08		(0.03)	0.14	0.09	0.07		0.10
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	2.46		10.42	3.24	(2.23)	4.27		(0.28)
Total from investment operations	2.54		10.39	3.38	(2.14)	4.34		(0.18)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.13)	(0.13)	(0.05)	(0.11)		(0.03)
Net realized gains on investments	—		(3.24)	—	(0.16)	(0.56)		(0.37)
Total distributions	—		(3.37)	(0.13)	(0.21)	(0.67)		(0.40)
Paid-in capital from redemption fees (Note 4)	—		—	0.01 [2]	0.04	0.01		— [3]
Net Asset Value, end of period	$22.40		$19.86	$12.84	$9.58	$11.89		$8.21
TOTAL RETURN	12.79%	[4]	82.52%	35.41%	(17.68% )	53.88%		(2.35% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$347,758		$285,717	$63,432	$41,740	$35,209		$16,101
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.45%	[5]	1.52%	1.62%	1.97%	2.34%		2.24%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.41%	[5]	1.43%	1.42%	1.50%	1.50%		1.50%
Ratio of net investment income (loss) to average net assets	0.78%	[5]	(0.14% )	1.25%	0.78%	0.66%		1.17%
Portfolio turnover[6]	70.13%	[4]	152.86%	68.17%	76.67%	67.22%		63.15%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2021 (unaudited)		Year Ended Dec. 31			Period Ended Dec. 31, 2017[7]
			2020	2019	2018
Net Asset Value, beginning of period	$19.90		$12.86	$9.59	$11.87	$11.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.13		0.04	0.15	0.11	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	2.44		10.42	3.26	(2.21)	0.67
Total from investment operations	2.57		10.46	3.41	(2.10)	0.66
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.18)	(0.15)	(0.05)	(0.13)
Net realized gains on investments	—		(3.24)	—	(0.16)	(0.56)
Total distributions	—		(3.42)	(0.15)	(0.21)	(0.69)
Paid-in capital from redemption fees (Note 4)	—		—	0.01 [2]	0.03	—
Net Asset Value, end of period	$22.47		$19.90	$12.86	$9.59	$11.87
TOTAL RETURN	12.91%	[4]	82.89%	35.68%	(17.48% )	6.19%	[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$152,116		$98,052	$32,376	$20,740	$476
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.32%	[5]	1.37%	1.51%	1.79%	2.09%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.20%	[5]	1.20%	1.24%	1.25%	1.25%	[5]
Ratio of net investment income (loss) to average net assets	1.22%	[5]	0.20%	1.34%	1.05%	(1.20%	)[5]
Portfolio turnover[6]	70.13%	[4]	152.86%	68.17%	76.67%	67.22%	[4]

1	Calculated using the average daily shares method.
2	The Fund charged redemption fees through October 31, 2019.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.
6	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.
7	Commenced operations on November 30, 2017.

See accompanying notes to financial statements.

126	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews India Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2021 (unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016
Net Asset Value, beginning of period	$26.29		$23.27	$26.32	$34.31	$25.65	$26.43
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.05)		0.01	(0.01)	(0.05)	(0.09)	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	2.95		3.81	(0.24)	(3.60)	9.24	(0.33)
Total from investment operations	2.90		3.82	(0.25)	(3.65)	9.15	(0.32)
LESS DISTRIBUTIONS FROM:
Net realized gains on investments	—		(0.80)	(2.80)	(4.34)	(0.49)	(0.46)
Net Asset Value, end of period	$29.19		$26.29	$23.27	$26.32	$34.31	$25.65
TOTAL RETURN	11.03%	[2]	16.51%	(0.88% )	(10.09% )	35.79%	(1.23% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$632,491		$617,908	$786,881	$1,077,990	$1,484,045	$967,009
Ratio of expenses to average net assets	1.11%	[3]	1.15%	1.11%	1.09%	1.09%	1.12%
Ratio of net investment income (loss) to average net assets	(0.34%	)[3]	0.05%	(0.03% )	(0.16% )	(0.30% )	0.02%
Portfolio turnover[4]	18.80%	[2]	57.38%	24.00%	20.87%	16.81%	15.76%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2021 (unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016[1]
Net Asset Value, beginning of period	$26.65		$23.55	$26.56	$34.51	$25.77	$26.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.01)		0.05	0.02	0.01	(0.03)	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	2.96		3.85	(0.23)	(3.62)	9.29	(0.30)
Total from investment operations	2.95		3.90	(0.21)	(3.61)	9.26	(0.26)
LESS DISTRIBUTIONS FROM:
Net investment income	—		—	—	—	(0.03)	—
Net realized gains on investments	—		(0.80)	(2.80)	(4.34)	(0.49)	(0.46)
Total distributions	—		(0.80)	(2.80)	(4.34)	(0.52)	(0.46)
Net Asset Value, end of period	$29.60		$26.65	$23.55	$26.56	$34.51	$25.77
TOTAL RETURN	11.07%	[2]	16.65%	(0.76% )	(9.92% )	36.05%	(1.00% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$122,356		$90,053	$177,526	$463,790	$788,388	$551,202
Ratio of expenses to average net assets	0.98%	[3]	1.03%	0.94%	0.90%	0.89%	0.91%
Ratio of net investment income (loss) to average net assets	(0.09%	)[3]	0.24%	0.09%	0.02%	(0.08% )	0.16%
Portfolio turnover[4]	18.80%	[2]	57.38%	24.00%	20.87%	16.81%	15.76%

1	Calculated using the average daily shares method.
2	Not annualized.
3	Annualized.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	127

Financial Highlights (continued)

Matthews Japan Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2021 (unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016
Net Asset Value, beginning of period	$25.27		$21.51	$18.53	$24.12	$18.83	$18.97
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.07		0.07	0.11	0.09	0.09	0.08
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(1.51)		6.25	4.73	(4.91)	6.13	(0.01)
Total from investment operations	(1.44)		6.32	4.84	(4.82)	6.22	0.07
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.13)	(0.12)	(0.06)	(0.20)	(0.16)
Net realized gains on investments	—		(2.43)	(1.74)	(0.71)	(0.73)	(0.05)
Total distributions	—		(2.56)	(1.86)	(0.77)	(0.93)	(0.21)
Net Asset Value, end of period	$23.83		$25.27	$21.51	$18.53	$24.12	$18.83
TOTAL RETURN	(5.70%	)[2]	29.82%	26.08%	(20.18% )	33.14%	0.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$398,998		$1,101,820	$1,466,194	$1,704,102	$2,155,280	$1,685,872
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.95%	[3]	0.95%	0.93%	0.91%	0.95%	0.98%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.95%	[3]	0.95%	0.93%	0.91%	0.94%	0.98%
Ratio of net investment income (loss) to average net assets	0.54%	[3]	0.31%	0.51%	0.40%	0.40%	0.43%
Portfolio turnover[4]	35.90%	[2]	62.03%	25.42%	46.11%	44.34%	55.15%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2021 (unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016
Net Asset Value, beginning of period	$25.32		$21.55	$18.57	$24.16	$18.86	$19.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.05		0.05	0.11	0.11	0.10	0.10
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(1.48)		6.29	4.74	(4.91)	6.14	— [5]
Total from investment operations	(1.43)		6.34	4.85	(4.80)	6.24	0.10
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.14)	(0.13)	(0.08)	(0.21)	(0.19)
Net realized gains on investments	—		(2.43)	(1.74)	(0.71)	(0.73)	(0.05)
Total distributions	—		(2.57)	(1.87)	(0.79)	(0.94)	(0.24)
Net Asset Value, end of period	$23.89		$25.32	$21.55	$18.57	$24.16	$18.86
TOTAL RETURN	(5.65%	)[2]	29.85%	26.10%	(20.08% )	33.23%	0.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,263,149		$548,968	$840,476	$1,167,472	$1,957,214	$1,302,317
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.88%	[3]	0.91%	0.88%	0.85%	0.87%	0.88%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.88%	[3]	0.91%	0.88%	0.84%	0.86%	0.88%
Ratio of net investment income (loss) to average net assets	0.46%	[3]	0.25%	0.53%	0.46%	0.46%	0.54%
Portfolio turnover[4]	35.90%	[2]	62.03%	25.42%	46.11%	44.34%	55.15%

1	Calculated using the average daily shares method.
2	Not annualized.
3	Annualized.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.
5	Less than $0.01 per share.

See accompanying notes to financial statements.

128	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Korea Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2021 (unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016
Net Asset Value, beginning of period	$6.12		$4.38	$4.58	$6.91	$5.25	$6.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01		0.02	0.01	0.06	0.06	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	0.73		1.76	0.16	(1.61)	2.22	(0.41)
Total from investment operations	0.74		1.78	0.17	(1.55)	2.28	(0.39)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.04)	—	(0.13)	(0.29)	(0.08)
Net realized gains on investments	—		—	(0.37)	(0.65)	(0.33)	(0.43)
Total distributions	—		(0.04)	(0.37)	(0.78)	(0.62)	(0.51)
Net Asset Value, end of period	$6.86		$6.12	$4.38	$4.58	$6.91	$5.25
TOTAL RETURN	12.09%	[2]	40.77%	3.80%	(22.21% )	43.70%	(6.32% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$143,055		$141,931	$113,388	$127,080	$192,431	$142,726
Ratio of expenses to average net assets	1.10%	[3]	1.19%	1.15%	1.14%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	0.40%	[3]	0.50%	0.28%	1.01%	0.90%	0.41%
Portfolio turnover[4]	20.78%	[2]	39.62%	36.63%	35.60%	25.37%	34.73%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2021 (unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016
Net Asset Value, beginning of period	$6.17		$4.42	$4.61	$6.95	$5.27	$6.18
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.02		0.01	0.01	0.04	0.10	(0.02)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	0.73		1.79	0.17	(1.60)	2.21	(0.37)
Total from investment operations	0.75		1.80	0.18	(1.56)	2.31	(0.39)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.05)	—	(0.13)	(0.30)	(0.09)
Net realized gains on investments	—		—	(0.37)	(0.65)	(0.33)	(0.43)
Total distributions	—		(0.05)	(0.37)	(0.78)	(0.63)	(0.52)
Net Asset Value, end of period	$6.92		$6.17	$4.42	$4.61	$6.95	$5.27
TOTAL RETURN	12.16%	[2]	40.76%	4.01%	(22.15% )	44.11%	(6.31% )

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$17,774		$12,192	$23,426	$19,377	$32,587	$7,462
Ratio of expenses to average net assets	0.99%	[3]	1.05%	1.05%	1.02%	1.01%	0.97%
Ratio of net investment income (loss) to average net assets	0.49%	[3]	0.28%	0.29%	0.67%	1.51%	(0.31% )
Portfolio turnover[4]	20.78%	[2]	39.62%	36.63%	35.60%	25.37%	34.73%

1	Calculated using the average daily shares method.
2	Not annualized.
3	Annualized.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	129

Financial Highlights (continued)

Matthews Asian Growth And Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2021 (Unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016
Net Asset Value, beginning of period	$18.05		$15.73	$13.92	$17.46	$14.94	$16.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.13		0.21	0.25	0.32	0.33	0.32
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	0.64		2.27	2.13	(2.20)	2.92	(0.06)
Total from investment operations	0.77		2.48	2.38	(1.88)	3.25	0.26
LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		(0.16)	(0.35)	(0.32)	(0.46)	(0.48)
Net realized gains on investments	—		— [2]	(0.22)	(1.34)	(0.27)	(0.87)
Total distributions	(0.12)		(0.16)	(0.57)	(1.66)	(0.73)	(1.35)
Paid-in capital from redemption fees (Note 4)	—		—	—	—	— [2]	—
Net Asset Value, end of period	$18.70		$18.05	$15.73	$13.92	$17.46	$14.94
TOTAL RETURN	4.29%	[3]	16.00%	17.26%	(10.96% )	21.85%	1.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$646,674		$673,576	$723,815	$799,328	$1,535,746	$1,684,987
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.06%	[4]	1.09%	1.08%	1.08%	1.07%	1.09%
Ratio of net investment income (loss) to average net assets	1.40%	[4]	1.38%	1.67%	1.95%	1.95%	1.90%
Portfolio turnover[5]	25.68%	[3]	36.27%	21.89%	32.24%	23.23%	15.64%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2021 (Unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016
Net Asset Value, beginning of period	$18.02		$15.70	$13.89	$17.43	$14.92	$16.02
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.15		0.23	0.27	0.35	0.36	0.34
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	0.64		2.27	2.14	(2.20)	2.91	(0.07)
Total from investment operations	0.79		2.50	2.41	(1.85)	3.27	0.27
LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)		(0.18)	(0.38)	(0.35)	(0.49)	(0.50)
Net realized gains on investments	—		— [2]	(0.22)	(1.34)	(0.27)	(0.87)
Total distributions	(0.14)		(0.18)	(0.60)	(1.69)	(0.76)	(1.37)
Paid-in capital from redemption fees (Note 4)	—		—	—	—	— [2]	—
Net Asset Value, end of period	$18.67		$18.02	$15.70	$13.89	$17.43	$14.92
TOTAL RETURN	4.37%	[3]	16.18%	17.46%	(10.84% )	22.00%	1.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$826,240		$822,179	$743,951	$596,364	$1,310,168	$809,254
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.94%	[4]	0.96%	0.94%	0.93%	0.93%	0.94%
Ratio of net investment income (loss) to average net assets	1.59%	[4]	1.51%	1.80%	2.14%	2.16%	2.06%
Portfolio turnover[5]	25.68%	[3]	36.27%	21.89%	32.24%	23.23%	15.64%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

130	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Asia Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2021 (Unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016[1]
Net Asset Value, beginning of period	$22.63		$17.47	$16.05	$19.74	$15.52	$15.36
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.12		0.15	0.28	0.37	0.31	0.28
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	0.45		5.23	1.50	(2.83)	5.02	0.37
Total from investment operations	0.57		5.38	1.78	(2.46)	5.33	0.65
LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		(0.22)	(0.36)	(0.31)	(0.69)	(0.29)
Net realized gains on investments	—		—	—	(0.92)	(0.42)	(0.11)
Return of capital	—		—	—	—	—	(0.09)
Total distributions	(0.12)		(0.22)	(0.36)	(1.23)	(1.11)	(0.49)
Paid-in capital from redemption fees (Note 4)	—		—	—	—	— [3]	—
Net Asset Value, end of period	$23.08		$22.63	$17.47	$16.05	$19.74	$15.52
TOTAL RETURN	2.55%	[4]	31.25%	11.17%	(12.72% )	34.69%	4.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,920,283		$2,292,262	$2,312,560	$2,728,599	$3,713,276	$2,650,611
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.00%	[5]	1.03%	1.03%	1.02%	1.03%	1.06%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.99%	[5]	1.02%	1.02%	1.01%	1.02%	1.06%
Ratio of net investment income (loss) to average net assets	1.02%	[5]	0.85%	1.68%	1.97%	1.67%	1.79%
Portfolio turnover[6]	26.05%	[4]	37.73%	30.32%	39.75%	28.11%	39.76%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2021 (Unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016[1]
Net Asset Value, beginning of period	$22.62		$17.47	$16.04	$19.73	$15.52	$15.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.14		0.16	0.30	0.39	0.33	0.30
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	0.46		5.22	1.50	(2.83)	5.01	0.38
Total from investment operations	0.60		5.38	1.80	(2.44)	5.34	0.68
LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)		(0.23)	(0.37)	(0.33)	(0.71)	(0.31)
Net realized gains on investments	—		—	—	(0.92)	(0.42)	(0.11)
Return of capital	—		—	—	—	—	(0.09)
Total distributions	(0.14)		(0.23)	(0.37)	(1.25)	(1.13)	(0.51)
Paid-in capital from redemption fees (Note 4)	—		—	—	—	— [3]	—
Net Asset Value, end of period	$23.08		$22.62	$17.47	$16.04	$19.73	$15.52
TOTAL RETURN	2.66%	[4]	31.29%	11.35%	(12.64% )	34.77%	4.33%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$3,794,776		$2,908,674	$3,057,896	$3,039,226	$3,284,070	$2,034,276
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.90%	[5]	0.93%	0.93%	0.91%	0.92%	0.94%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.89%	[5]	0.93%	0.92%	0.90%	0.91%	0.93%
Ratio of net investment income (loss) to average net assets	1.24%	[5]	0.91%	1.80%	2.09%	1.81%	1.91%
Portfolio turnover[6]	26.05%	[4]	37.73%	30.32%	39.75%	28.11%	39.76%

1	Consolidated Financial Highlights. See Note 2-C.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.
6	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	131

Financial Highlights (continued)

Matthews China Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2021 (unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016
Net Asset Value, beginning of period	$19.64		$16.20	$14.32	$17.61	$14.09	$13.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.31		0.30	0.34	0.41	0.35	0.31
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	2.07		3.54	1.80	(2.09)	4.85	0.47
Total from investment operations	2.38		3.84	2.14	(1.68)	5.20	0.78
LESS DISTRIBUTIONS FROM:
Net investment income	(0.38)		(0.40)	(0.26)	(0.40)	(0.49)	(0.28)
Net realized gains on investments	—		—	—	(1.21)	(1.19)	(0.20)
Total distributions	(0.38)		(0.40)	(0.26)	(1.61)	(1.68)	(0.48)
Net Asset Value, end of period	$21.64		$19.64	$16.20	$14.32	$17.61	$14.09
TOTAL RETURN	12.11%	[2]	24.22%	15.00%	(9.98% )	37.69%	5.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$275,248		$269,192	$258,111	$196,626	$260,593	$160,400
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.09%	[3]	1.15%	1.15%	1.15%	1.19%	1.22%
Ratio of net investment income (loss) to average net assets	3.07%	[3]	1.79%	2.14%	2.33%	2.12%	2.28%
Portfolio turnover[4]	34.75%	[2]	81.79%	65.69%	66.47%	69.14%	72.96%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2021 (unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016
Net Asset Value, beginning of period	$19.64		$16.20	$14.32	$17.61	$14.09	$13.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.46		0.31	0.35	0.42	0.37	0.29
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	1.92		3.55	1.81	(2.07)	4.85	0.51
Total from investment operations	2.38		3.86	2.16	(1.65)	5.22	0.80
LESS DISTRIBUTIONS FROM:
Net investment income	(0.39)		(0.42)	(0.28)	(0.43)	(0.51)	(0.30)
Net realized gains on investments	—		—	—	(1.21)	(1.19)	(0.20)
Total distributions	(0.39)		(0.42)	(0.28)	(1.64)	(1.70)	(0.50)
Net Asset Value, end of period	$21.63		$19.64	$16.20	$14.32	$17.61	$14.09
TOTAL RETURN	12.14%	[2]	24.37%	15.16%	(9.83% )	37.88%	5.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$178,770		$115,451	$122,630	$73,033	$54,147	$27,758
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.96%	[3]	1.02%	1.01%	1.01%	1.04%	1.06%
Ratio of net investment income (loss) to average net assets	4.46%	[3]	1.85%	2.25%	2.44%	2.25%	2.09%
Portfolio turnover[4]	34.75%	[2]	81.79%	65.69%	66.47%	69.14%	72.96%

1	Calculated using the average daily shares method.
2	Not annualized.
3	Annualized.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

132	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Asia Total Return Bond Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2021 (Unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016
Net Asset Value, beginning of period	$11.25		$11.12	$10.25	$10.98	$10.43	$9.96
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.21		0.46	0.50	0.40	0.51	0.50
Net realized gain (loss) and unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, swaps, foreign currency related transactions, and foreign capital gains taxes	(0.39)		0.11	0.81	(0.84)	0.46	0.38
Total from investment operations	(0.18)		0.57	1.31	(0.44)	0.97	0.88
LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		(0.44)	(0.44)	(0.25)	(0.42)	(0.41)
Return of capital	—		—	—	(0.04)	—	—
Total distributions	(0.20)		(0.44)	(0.44)	(0.29)	(0.42)	(0.41)
Net Asset Value, end of period	$10.87		$11.25	$11.12	$10.25	$10.98	$10.43
TOTAL RETURN	(1.63%	)[2]	5.36%	13.00%	(4.05% )	9.40%	8.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$38,108		$40,422	$39,485	$40,698	$63,437	$55,409
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.03%	[3]	1.15%	1.08%	1.23%	1.29%	1.33%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.03%	[3]	1.12%	1.07%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	3.84%	[3]	4.32%	4.61%	3.76%	4.70%	4.85%
Portfolio turnover[4]	22.92%	[2]	39.71%	84.38%	82.32%	36.58%	71.50%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2021 (Unaudited)		Year Ended Dec. 31
			2020	2019	2018	2017	2016
Net Asset Value, beginning of period	$11.25		$11.12	$10.25	$10.97	$10.42	$9.96
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.22		0.49	0.52	0.42	0.53	0.53
Net realized gain (loss) and unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, swaps, foreign currency related transactions, and foreign capital gains taxes	(0.40)		0.10	0.81	(0.83)	0.47	0.36
Total from investment operations	(0.18)		0.59	1.33	(0.41)	1.00	0.89
LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		(0.46)	(0.46)	(0.27)	(0.45)	(0.43)
Return of capital	—		—	—	(0.04)	—	—
Total distributions	(0.20)		(0.46)	(0.46)	(0.31)	(0.45)	(0.43)
Net Asset Value, end of period	$10.87		$11.25	$11.12	$10.25	$10.97	$10.42
TOTAL RETURN	(1.56%	)[2]	5.60%	13.20%	(3.78% )	9.67%	9.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$101,864		$74,426	$77,228	$60,017	$31,155	$13,398
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.87%	[3]	1.00%	0.97%	1.04%	1.08%	1.12%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.87%	[3]	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	4.02%	[3]	4.56%	4.81%	4.03%	4.93%	5.13%
Portfolio turnover[4]	22.92%	[2]	39.71%	84.38%	82.32%	36.58%	71.50%

1	Calculated using the average daily shares method.
2	Not annualized.
3	Annualized.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	133

Financial Highlights (continued)

Matthews Asia Credit Opportunities Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2021 (Unaudited)		Year Ended Dec. 31				Period Ended Dec. 31, 2016[1]
			2020	2019	2018	2017
Net Asset Value, beginning of period	$10.27		$10.57	$9.76	$10.39	$10.13	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.21		0.46	0.47	0.37	0.44	0.29
Net realized gain (loss) and unrealized appreciation/depreciation on investments, swaps, and foreign currency related transactions	(0.43)		(0.29)	0.82	(0.67)	0.35	0.18
Total from investment operations	(0.22)		0.17	1.29	(0.30)	0.79	0.47
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)		(0.44)	(0.44)	(0.33)	(0.43)	(0.32)
Net realized gains on investments	—		(0.03)	(0.04)	—	(0.10)	(0.02)
Total distributions	(0.21)		(0.47)	(0.48)	(0.33)	(0.53)	(0.34)
Net Asset Value, end of period	$9.84		$10.27	$10.57	$9.76	$10.39	$10.13
TOTAL RETURN	(2.14%	)[3]	1.80%	13.34%	(2.88% )	7.86%	4.66%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$8,402		$8,856	$12,997	$8,668	$10,201	$10,119
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.07%	[4]	1.14%	1.24%	1.44%	1.86%	2.24%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.07%	[4]	1.14%	1.12%	1.15%	1.15%	1.15%	[4]
Ratio of net investment income (loss) to average net assets	4.26%	[4]	4.53%	4.55%	3.62%	4.17%	4.12%	[4]
Portfolio turnover[5]	33.10%	[3]	48.46%	81.08%	49.06%	27.86%	18.80%	[3]

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2021 (Unaudited)		Year Ended Dec. 31				Period Ended Dec. 31, 2016[1]
			2020	2019	2018	2017
Net Asset Value, beginning of period	$10.27		$10.57	$9.75	$10.39	$10.13	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.22		0.48	0.50	0.39	0.46	0.30
Net realized gain (loss) and unrealized appreciation/depreciation on investments, swaps, and foreign currency related transactions	(0.43)		(0.29)	0.82	(0.67)	0.36	0.18
Total from investment operations	(0.21)		0.19	1.32	(0.28)	0.82	0.48
LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)		(0.46)	(0.46)	(0.36)	(0.46)	(0.33)
Net realized gains on investments	—		(0.03)	(0.04)	—	(0.10)	(0.02)
Total distributions	(0.22)		(0.49)	(0.50)	(0.36)	(0.56)	(0.35)
Net Asset Value, end of period	$9.84		$10.27	$10.57	$9.75	$10.39	$10.13
TOTAL RETURN	(2.06%	)[3]	2.05%	13.69%	(2.75% )	8.13%	4.82%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$87,965		$82,252	$79,438	$31,085	$21,491	$6,205
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.90%	[4]	0.98%	1.07%	1.25%	1.62%	1.99%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%	[4]	0.90%	0.90%	0.90%	0.90%	0.90%	[4]
Ratio of net investment income (loss) to average net assets	4.41%	[4]	4.79%	4.79%	3.90%	4.45%	4.28%	[4]
Portfolio turnover[5]	33.10%	[3]	48.46%	81.08%	49.06%	27.86%	18.80%	[3]

1	Commenced operations on April, 29 2016.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

134	MATTHEWS ASIA FUNDS

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Matthews Asia Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently issues sixteen separate series of shares (each a “Fund”, and collectively, the “Funds”): Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Small Companies Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia ESG Fund, Matthews Asia Innovators Fund, Matthews China Fund, Matthews China Small Companies Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Total Return Bond Fund and Matthews Asia Credit Opportunities Fund. The Matthews Asia Small Companies Fund has been renamed Matthews Emerging Markets Small Companies Fund on April 30, 2021. The Matthews Emerging Asia Fund was closed to all investments, effective after the close of business on April 16, 2021. Each Fund currently offers two classes of shares: Investor Class and Institutional Class. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except each class may be subject to different class expenses as outlined in the relevant prospectus and each class has exclusive voting rights with respect to matters solely affecting such class.

A.	Reorganization of Matthews Emerging Asia Fund into Matthews Asia Small Companies Fund and renaming of the combined Fund as Matthews Emerging Markets Small Companies Fund

The Trust approved the reorganization of Matthews Emerging Asia Fund into Matthews Asia Small Companies Fund effective April 29, 2021, and the renaming of the combined Fund as Matthews Emerging Markets Small Companies Fund effective April 30, 2021. The Board of Trustees of the Trust had determined that the reorganization was in the best interests of each Fund given the factors referenced in the Combined Prospectus/Information Statement filed on March 31, 2021, that included the recognition that approximately 75% of the companies comprising the emerging markets small capitalization investment universe are located in Asia, the significant overlap in the investment mandates of the Matthews Emerging Asia Fund and the Matthews Asia Small Companies Fund, and the benefit to the shareholders of each Fund from the exposure to a broader investment universe as well as from potential operating efficiencies and economies of scale that may be achieved by combining the two Funds’ assets through the reorganization.

For U.S. GAAP purposes, the transaction was treated as a merger. The merger took place after the close of business on April 29, 2021. The reorganization was accomplished by a tax-free exchange of shares of Matthews Emerging Markets Small Companies Fund in the following amount and at the following conversion ratio:

Fund	Fund Share Class	Shares Prior to Reorganization	Conversion Ratio	Matthews Emerging Markets Small Companies Fund’s Share Class	Shares of Matthews Emerging Markets Small Companies Fund
Matthews Emerging Asia Fund	Investor	4,222,800	0.418762136	Investor	1,768,348
Matthews Emerging Asia Fund	Institutional	5,778,167	0.421592128	Institutional	2,436,030

The exchange was based on values at the close of the New York Stock Exchange on the immediately preceding business day, April 29, 2021. The net assets of the acquired Fund at that date included unrealized appreciation of $15,929,918, securities of $58,327,177, cash of $36,124,254, foreign currency of $17,857,911, receivables and other assets of $5,309,401, payables of $944,907 and unrealized foreign capital gains tax accrued of $91,283 that were combined with those of the Fund, resulting in aggregate net assets of $353,643,657 immediately after the acquisition.

Pro forma results of operations of the combined entity for the six months ended June 30, 2021, as though the acquisition had occurred as of the beginning of the year (rather that on the actual acquisition date), are as follows:

*	Net investment loss: $(421,780)
*	Net realized gain on investments: $21,508,454
*	Net change in unrealized gain/loss on investments: $34,013,833
*	Net increase in the net assets resulting from operations: $55,100,507

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements. Each Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

SECURITY VALUATION: The value of the Trust’s securities is based on market quotations for those securities, or on their fair value determined by the valuation policies approved by the Funds’ Board of Trustees (the “Board”). Market quotations and valuation information are provided by commercial pricing services or securities dealers that are independent of the Funds and Matthews International Capital Management, LLC (“Matthews”), in accordance with procedures established by the Funds’ Board. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by other third-party vendors or by using indicative bid quotations from dealers or market makers, or other available market information. Market values for securities are determined based on quotations, market data or other information from the principal (or most advantageous) market on which the security is traded. Market quotations for equity securities used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and ask prices. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined at the close of business on the New York Stock Exchange (“NYSE”). Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The Funds may also utilize independent pricing services to assist them in determining a current market value for each security based on sources believed to be reliable.

The Board has delegated to the Board’s Valuation Committee the responsibility for oversight of the fair valuation process under the Trust’s Pricing and Valuation Policy. The Board’s Valuation Committee, in turn, has delegated the determination of fair value prices under Matthews’ Pricing and Valuation Procedures to Matthews’ Valuation Committee (the “Valuation Committee”). The Board’s Valuation Committee will review and approve fair value determinations by Matthews’ Valuation Committee in accordance with the Pricing and Valuation Policy. When fair value pricing is employed, the prices of securities used by a Fund to calculate its Net Asset Value (“NAV”) may differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight. Events affecting the value of foreign investments may occur between the time at which they are determined and when the Funds calculate their NAV, which is normally the close of trading on the

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Notes to Financial Statements (unaudited) (continued)

NYSE. If such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value in accordance with pricing policies. The fair value of a security held by the Funds may be determined using the services of third-party pricing services to assist in this process.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the NYSE. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds isolate that portion of gains and losses on investments in fixed income securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of securities.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the value of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.

FAIR VALUE MEASUREMENTS: The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

Level 1: Unadjusted quoted prices in active markets for identical securities (foreign securities that are valued based on market quotations).

Level 2: Other significant observable inputs. Certain foreign securities may be fair valued by Matthews using information such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and foreign exchange. Additionally, external pricing services are used when the Funds determine that events affecting the value of foreign securities which occur between the time at which they are determined and the close of trading on the NYSE render market quotations unreliable.

Level 3: Significant unobservable inputs. Level 3 securities are valued based on significant unobservable inputs as determined under the direction of the Board. Characterization of such securities as Level 3 securities are not necessarily an indication of their liquidity or the risk associated with investing in these securities. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 securities and could impact overall Fund performance. Level 3 securities consisted of equities that, as of June 30, 2021, were suspended from trading.

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

136	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

Levels for Multi-Country Funds (1 of 2):

Summary of inputs used to determine the fair valuation of multi-country Funds’ investments as of June 30, 2021.

	Matthews Emerging Markets Equity Fund	Matthews Emerging Markets Small Companies Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund	Matthews Asia Innovators Fund
Assets:

Investments:
Level 1: Quoted Prices
Common Equities:
Bangladesh	$—	$4,860,253	$—	$—	$4,228,799	$—
Brazil	4,706,469	4,320,858	—	—	—	—
Chile	—	7,682,175	—	—	—	—
China/Hong Kong	4,459,386	1,504,500	396,293,374	454,677,414	2,503,777	383,068,406
India	2,771,733	—	—	—	—	—
Indonesia	—	—	8,619,629	—	—	—
Israel	1,039,332	—	—	—	—	—
Mexico	2,943,536	8,287,772	—	—	—	—
Philippines	588,956	—	—	167,535,689	—	—
Poland	1,590,584	—	—	—	—	—
Russia	694,557	3,851,334	—	—	—	—
Singapore	1,098,400	—	41,684,280	138,947,600	—	137,052,860
South Korea	—	—	—	41,812,205	—	45,718,279
Sri Lanka	—	29,777	—	—	—	—
Taiwan	—	—	46,838,368	—	1,622,160	—
United Kingdom	—	2,570,155	—	—	—	—
United States	—	3,696,922	85,065,714	—	6,829,336	—
Uruguay	—	212,589	—	—	—	—
Vietnam	—	2,551,219	—	—	1,096,780	—
Zambia	1,477,361	—	—	—	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Australia	—	—	59,588,692	—	—	—
China/Hong Kong	13,500,421	118,024,604	773,799,608	4,055,694,478	33,824,636	914,571,183
France	637,192	—	—	—	—	27,502,316
India	3,095,626	89,512,850	249,686,560	1,057,095,797	32,294,178	348,858,037
Indonesia	907,695	15,365,300	45,516,143	190,951,465	3,073,732	—
Japan	—	—	606,011,558	—	3,750,337	—
Netherlands	1,180,852	—	—	—	—	—
Philippines	949,767	10,377,265	—	—	—	—
Russia	3,672,666	9,200,058	—	—	—	—
Singapore	1,395,479	—	—	195,057,862	3,077,798	—
South Korea	1,986,876	32,114,509	—	1,448,967,719	1,744,762	131,885,271
Taiwan	3,790,694	43,556,835	—	1,405,883,669	12,074,350	86,227,399
Thailand	—	1,863,908	—	173,476,598	—	—
Vietnam	2,541,809	26,884,642	14,691,989	77,072,053	—	17,005,356
Preferred Equities:
South Korea	3,844,996	—	—	—	7,674,617	—
Total Market Value of Investments	$58,874,387	$386,467,525	$2,327,795,915	$9,407,172,549	$113,795,262	$2,091,889,107

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Notes to Financial Statements (unaudited) (continued)

Levels for Multi-Country Funds (2 of 2):

Summary of inputs used to determine the fair valuation of multi-country Funds’ investments as of June 30, 2021.

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Total Return Bond Fund	Matthews Asia Credit Opportunities Fund
Assets:

Investments:
Level 1: Quoted Prices
Common Equities:
Australia	$—	$25,114,571	$—	$—
Bangladesh	—	58,293,512	—	—
China/Hong Kong	53,797,250	159,866,551	—	—
South Korea	15,981,058	—	—	—
Taiwan	—	106,430,518	—	—
United States	23,126,740	—	—	—
Level 2: Other Significant Observable Inputs
Foreign Government Obligations[a]	—	—	29,810,311	6,388,105
Non-Convertible Corporate Bonds[a]	—	—	85,082,194	69,592,704
Convertible Corporate Bonds[a]	161,269,155	—	21,150,654	15,057,049
Common Equities:
Australia	38,684,642	450,019,755	—	—
China/Hong Kong	518,271,618	1,466,812,993	—	—
France	42,744,252	—	—	—
India	112,754,406	225,698,854	—	—
Indonesia	36,744,970	76,778,319	—	—
Japan	—	1,624,537,752	—	—
Philippines	20,537,703	67,127,186	—	—
Singapore	95,957,745	208,335,562	—	—
South Korea	140,379,834	435,783,248	—	—
Taiwan	150,787,117	159,951,532	—	—
Thailand	16,243,082	—	—	—
Vietnam	—	224,156,766	—	—
Preferred Equities:
South Korea	16,494,000	269,021,697	—	—
Total Market Value of Investments	$1,443,773,572	$5,557,928,816	$136,043,159	$91,037,858

a	Industry, countries, or security types are disclosed on the Schedule of Investments.

138	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

Levels for Single Country Funds:

Summary of inputs used to determine the fair valuation of the single country Funds’ investments as of June 30, 2021.

	Matthews China Fund	Matthews China Small Companies Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews China Dividend Fund
Assets:

Investments:
Level 1: Quoted Prices
Common Equities:
Communication Services	$30,350,344	$10,388,880	$—	$—	$—	$2,004,981
Consumer Discretionary	39,856,236	4,561,205	—	—	—	9,977,943
Financials	23,854,788	17,623,008	—	—	—	—
Health Care	—	9,188,035	—	—	—	—
Industrials	12,394,772	—	—	—	—	6,255,210
Information Technology	12,299,625	10,603,647	—	—	—	—
Materials	—	—	—	—	—	6,542,638
Real Estate	16,916,864	—	—	—	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Communication Services	177,287,208	5,822,358	26,838,841	159,947,246	18,070,899	55,988,628
Consumer Discretionary	355,310,742	67,196,110	67,780,638	336,676,738	12,434,641	86,053,491
Consumer Staples	16,729,006	15,596,621	79,631,462	17,121,066	2,818,803	40,642,824
Energy	—	—	60,400,602	—	4,254,011	15,146,481
Financials	372,923,069	26,753,152	239,240,423	133,018,804	19,938,277	36,117,513
Health Care	142,344,609	56,726,539	68,200,059	231,177,078	5,499,337	24,725,459
Industrials	160,839,606	80,702,883	52,532,158	291,697,916	7,004,999	44,685,696
Information Technology	215,694,141	90,300,705	138,530,715	294,157,254	34,453,154	50,758,963
Materials	129,688,441	51,096,691	42,212,624	142,315,881	2,973,367	8,556,379
Real Estate	55,207,516	44,548,715	—	—	—	36,700,697
Utilities	19,374,457	—	—	—	—	9,332,930
Preferred Equities:
Consumer Discretionary	—	—	—	—	5,833,322	—
Consumer Staples	—	—	—	—	6,808,988	—
Information Technology	—	—	—	—	25,364,196	—
Materials	—	—	—	—	6,662,526	—
Non Convertible Corporate Bonds:
Consumer Staples	—	—	26,634	—	—	—
Level 3: Significant Unobservable Inputs
Common Equities:
Information Technology	—	251	—	—	—	—
Total Market Value of Investments	$1,781,071,424	$491,108,800	$775,394,156	$1,606,111,983	$152,116,520	$433,489,833

Levels for Derivatives Financial Instruments:

Summary of inputs used to determine the fair valuation of the Fund’s derivative financial instruments as of June 30, 2021.

Matthews Asia Total Return Bond Fund
Derivative Financial Instruments[1]
Assets
Level 2: Other Significant Observable Inputs

Forward Foreign Currency Exchange Contracts	$153,682

Interest Rate Swaps	458,688

$612,370

Liabilities
Level 2: Other Significant Observable Inputs

Forward Foreign Currency Exchange Contracts	($883,750)

1

Derivative financial instruments are forward foreign currency exchange contracts and interest rate swaps. Forward foreign currency exchange contracts and interest rate swaps are valued at the unrealized appreciation/depreciation on the instrument.

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Notes to Financial Statements (unaudited) (continued)

Changes in the Balances of Level 3 Securities:

The Funds’ policy is to recognize transfers in and transfers out of Level 3 during the reporting period.

Matthews China Small Companies Fund
Common Equities — Information Technology
Balance as of 12/31/20 (market value)	$252

Accrued discounts/premiums	—

Realized gain/(loss)	—

Change in unrealized appreciation/(depreciation)	(1)

Purchases	—

Sales	—

Transfers in to Level 3	—

Transfer out of Level 3	—
Balance as of 6/30/21 (market value)	$251
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 6/30/21*	($1)

*	Included in the related amounts on the Statements of Operations.

C.

BASIS OF CONSOLIDATION: The accompanying consolidated financial highlights of Matthews China Fund and Matthews Asia Dividend Fund (the “Investing Funds”) for the 2016 period include the accounts of the Matthews CF-U Series and Matthews ADF-U Series (the “U Series Funds”), respectively. The U Series Funds were series of Matthews A Share Selections Fund, LLC, a Delaware limited liability company registered under the 1940 Act. All of the interests offered by U Series Funds were exclusively owned by the Investing Funds. The U Series Funds primarily invested in the stocks of Chinese companies listed on Mainland China Stock Exchanges, and traded and denominated in the currency of China, the Renminbi. To allow U Series Funds to invest in China A Shares Matthews applied for and received a license from the China Securities Regulatory Commission as a Qualified Foreign Investor (“QFI”) and had been allocated by the State Administration of Foreign Exchange of China an initial quota of $100 million in June 2014, and an additional quota of $440 million in July 2015, representing the equivalent value in Renminbi of China A Shares that the Funds could purchase. Access to the quota was subject to Matthews’ trade allocation procedures and access allocation procedures. The U Series Funds were subject to the same investment policies and restrictions that apply to Investing Funds. Intercompany accounts and transactions had been eliminated in the consolidation process. The U Series Funds were intended to be disregarded entities for tax purposes. Therefore, no federal tax provision was required. Consolidated financial statements included expenses that were accrued for and paid by the Investing Funds. These included on-going operational costs as well as costs in connection with the launching of the U Series Funds.

In September 2016, the Board of Directors of the Matthews A Share Selections Fund, LLC adopted resolutions authorizing the termination and liquidation of the Matthews A Share Selections Fund, LLC. Consequently, as of September 30, 2016, the U Series Funds sold their securities and effectively ceased investment operations. The outstanding interests of each U Series Fund were redeemed by its respective Investing Fund. The Matthews A Share Selections Fund, LLC filed an initial application for deregistration as a registered investment company with the U.S. Securities and Exchange Commission in October 2016, which was subsequently granted in February 2017.

D.

RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks not typically associated with investments in U.S. issuers. These risks include possible political, economic, social and religious instability, inadequate investor protection; changes in laws or regulations of countries within the Asia Pacific region (including in countries where the Funds may invest, as well as in the broader region); international relations with other nations; natural disasters; corruption; and military activity. Foreign securities may be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. Foreign investing may also include the risk of expropriation or confiscatory taxation, limitation on the removal of funds or other assets, currency crises and exchange controls, the imposition of foreign withholding tax on the interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Additionally, Asia Pacific countries may utilize formal or informal currency exchange controls or “capital controls” that may limit the ability to repatriate investments or income or adversely affect the value of portfolio investments. The economies of many Asia Pacific countries differ from the economies of more developed countries in many respects, such as their rate of growth, inflation, capital reinvestment, resource self-sufficiency and dependence on other economies, financial system stability, the national balance of payments position and sensitivity to changes in global trade.

Certain Asia Pacific countries are highly dependent upon and may be affected by developments in the economies of other countries. Non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States, which may result in less transparency with respect to a company’s operations, and make obtaining information about them more difficult (or such information may be unavailable).

Among other risks of investing in foreign markets are the variable quality and reliability of financial information and related audits of companies. In some cases, financial information and related audits can be unreliable and not subject to verification. Auditing firms in some of these markets are not subject to independent inspection or oversight of audit quality. For example, China does not allow the Public Company Accounting Oversight Board to inspect the work that auditors perform in China for Chinese companies that sell stock into U.S. markets. This can result in investment decisions being made based on flawed or misleading information.

Foreign stock markets may not be as developed or efficient as those in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. The time between the trade and settlement dates of securities transactions on foreign exchanges ranges from one day to four weeks or longer and may result in higher custody charges. Custodial arrangements may be less well developed than in the United States. Foreign securities are generally denominated and pay distributions in foreign currencies, exposing the Funds to changes in foreign

140	MATTHEWS ASIA FUNDS

currency exchange rates. Investing in any country in the Asia Pacific region will also entail risks specific and unique to that country, and these risks can be significant and change rapidly.

Changes in interest rates in each of the countries in which the Funds may invest, as well as interest rates in more-developed countries, may cause a decline in the market value of an investment. Generally, fixed income securities will decrease in value when interest rates rise and can be expected to rise in value when interest rates decline. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This would force the Funds to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Funds’ income.

E.

DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund and Matthews China Dividend Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. It is the policy of Matthews Asia Dividend Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. It is the policy of Matthews Asia Total Return Bond Fund and Matthews Asia Credit Opportunities Fund to distribute net investment income on a monthly basis and capital gains, if any, annually. Each of the other Funds distributes a net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

The tax character of distributions paid for the fiscal year ended December 31, 2020 was as follows:

YEAR ENDED DECEMBER 31, 2020	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Matthews Emerging Markets Equity Fund	$882,135	$—	$882,135
Matthews Emerging Markets Small Companies Fund	596,420	134,758	731,178
Matthews Asia Growth Fund	16,807,423	68,287,399	85,094,822
Matthews Pacific Tiger Fund	129,852,518	359,799,196	489,651,714
Matthews Asia ESG Fund	2,311,656	2,403,245	4,714,901
Matthews Asia Innovators Fund	8,251,347	18,926,624	27,177,971
Matthews China Fund	13,513,444	5,822,237	19,335,681
Matthews China Small Companies Fund	34,983,716	21,174,671	56,158,387
Matthews India Fund	4,523,843	16,595,544	21,119,387
Matthews Japan Fund	8,236,537	147,995,041	156,231,578
Matthews Korea Fund	1,103,667	—	1,103,667
Matthews Asian Growth and Income Fund	14,794,758	391,926	15,186,684
Matthews Asia Dividend Fund	53,530,829	—	53,530,829
Matthews China Dividend Fund	7,855,231	—	7,855,231
Matthews Asia Total Return Bond Fund	4,578,727	—	4,578,727
Matthews Asia Credit Opportunities Fund	4,477,419	—	4,477,419

F.

INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold or on the following business day. Financial statements reflect security transactions on trade date. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Dividend income is generally recorded on the ex-dividend date net of any foreign taxes withheld at the source. Dividend income for certain issuers headquartered in countries which the Funds invest may not be recorded until approved by the shareholders (which may occur after the ex-dividend date) if, in the judgment of management, such dividends are not reasonably determined as of the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which they invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

G.

FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Estimated expenses are accrued daily. Direct expenses of each Fund or class are charged to that Fund or class while general expenses are allocated pro-rata among the Funds based on net assets or other appropriate methods.

H.

CASH, CASH OVERDRAFTS, AND FOREIGN CURRENCY: QFI accounts (i.e., the accounts through which the QFI quota is accessed) are required by the local market to maintain a cash reserve. The cash reserve is based upon a fixed ratio of the QFI’s approved investment quota, which is defined as the amount remitted into its special Renminbi (RMB) cash account. These amounts, if any, are included in “Segregated foreign currency at value” on the Statements of Assets and Liabilities. The fixed ratio is set at 0.08 percent for the Shanghai and 0.06 percent for the Shenzhen market. When any of the Funds’ cash balances are overdrawn, a Fund is charged an overdraft fee by the custodian of 1.00% above the 30-day LIBOR rate on outstanding balances. These amounts, if any, are included in “Other expenses” on the Statements of Operations.

I.

USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

J.

RECENT ACCOUNTING GUIDANCE: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

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Notes to Financial Statements (unaudited) (continued)

3.	DERIVATIVE FINANCIAL INSTRUMENTS

Each of the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund may engage in derivative transactions for a variety of purposes, including managing interest rate, currency and credit exposure. Derivative transactions in which each Fund may engage include financial futures contracts, swaps and/or forward foreign currency exchange contracts.

Certain derivative transactions may result in each Fund’s exposure to a currency to exceed the value of the Fund’s assets and the Fund could be exposed to currency risk whether or not it holds a bond or other instrument denominated in that currency. The gross notional value of derivative financial instruments and transactions could exceed the value of the Fund’s net assets, although the net market value of these instruments and transactions, on a marked-to-market basis, at most times, is expected to be substantially lower.

The primary risks associated with the use of derivative financial instruments are: (i) Matthews may not correctly predict the direction of currency exchange rates, interest rates, security prices, or other economic factors; (ii) Matthews may not correctly predict changes in the value of derivative financial instruments and related underlying instruments or assets, which may result in disproportionately increased losses and/or reduced opportunities for gains; (iii) imperfect correlation between the change in market value of the securities held by a Fund and the price of financial futures contracts and credit default swaps contracts; (iv) the lack of, or a reduction in the liquidity of, any secondary market for the instrument, and the resulting inability to close the position (or exit the position) when desired; (v) losses, which are potentially unlimited, due to unanticipated market movements; (vi) the value of the instrument may change unfavorably due to movements in the value of the referenced foreign currencies; (vii) a Fund may suffer disproportionately heavy losses relative to the amount invested; (viii) changes in the value of the derivatives may not match or fully offset changes in the value of hedged or related portfolio securities, thereby failing to achieve the hedging or investment purpose for the derivative transaction; and (ix) the other party to the instrument may fail to fulfill its obligation.

Forward Foreign Currency Exchange Contracts: The Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund may enter into forward foreign currency exchange contracts to gain or reduce exposure to foreign currency exchange rate risk. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund do not offset financial assets and financial liabilities on forward foreign currency contacts in the Statements of Assets and Liabilities as they are not subject to netting arrangements.

Swaps: The Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund may enter into swap contracts to manage exposure to issuers, markets and securities to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the amortized premium received or paid.

The Funds may buy credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

The Funds may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements and potential government regulation that could adversely affect the Funds’ swap investments.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA

142	MATTHEWS ASIA FUNDS

Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the Statements of Assets and Liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

As of June 30, 2021, the Matthews Asia Total Return Bond Fund had $458,688 in gross/net assets in the Statements of Assets and Liabilities for OTC Interest Rate Swaps and gross assets of $153,682 and gross liabilities of $883,750 for the Forward foreign currency exchange contracts with Bank of America, N.A. The Fund pledged cash collateral of $340,000 to Bank of America, N.A. for the open OTC Interest Rate Swaps and Forward foreign currency exchange contracts.

Levels for Derivative Financial Instruments:

For the six-month period ended June 30, 2021, the effects of derivative financial instruments on the statement of Assets and Liabilities were as follows:

	Statements of Assets and Liabilities Location	Matthews Asia Total Return Bond Fund
	Asset Derivatives
	Unrealized appreciation on forward foreign
Forward foreign currency exchange contracts	currency exchange contracts	$153,682
Interest rate contracts	Unrealized appreciation on Swaps	$458,688

	Total	$612,370

	Liability Derivatives
	Unrealized depreciation on forward foreign
Forward foreign currency exchange contracts	currency exchange contracts	($883,750)

For the six-month period ended June 30, 2021, the effects of derivative financial instruments on the Statements of Operations were as follows:

Derivative type	Statements of Operations Location	Matthews Asia Total Return Bond Fund
Net Realized Gain (Loss)
Foreign currency contracts:

Forward foreign currency exchange contracts	Net realized gain (loss) on forward foreign
	currency exchange contracts	$1,665,458
Interest rate swaps:

Interest rate contracts	Net realized gain (loss) on swaps	89,224

	Total	$1,754,682

Net Change In Unrealized Appreciation (Depreciation)
Foreign currency contracts:

Forward foreign currency exchange contracts	Net change in unrealized appreciation/
	depreciation on forward foreign currency
	exchange contracts	($ 2,440,309)
Interest rate swaps:

Interest rate contracts	Net change in unrealized appreciation/
	depreciation on swaps	(246,209)

	Total	($ 2,686,518)

In regards to the forward foreign currency exchange contracts entered into by the Matthews Asia Total Return Bond Fund, the average notional ending quarterly amounts purchased in USD were $8,692,645 and the average notional ending quarterly amounts sold in USD were $42,860,910. In regards to the interest rate swap contracts entered into by the Matthews Asia Total Return Bond Fund, where the Fund receives the fixed rate and pays the floating rate, the average notional ending quarterly amounts in USD was $18,649,193.

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Notes to Financial Statements (unaudited) (continued)

4.	CAPITAL SHARE TRANSACTIONS

	Six-Month Period Ended June 30, 2021 (Unaudited)		For the Period Ended December 31, 2020[1]
	Shares	Amount	Shares	Amount
MATTHEWS EMERGING MARKETS EQUITY FUND

Investor Class

Shares sold	504,968	$8,327,749	686,270	$9,426,163

Shares issued through reinvestment of distributions	—	—	9,155	141,361

Shares redeemed	(182,081)	(2,984,547)	(70,526)	(932,459)
Net increase	322,887	$5,343,202	624,899	$8,635,065
Institutional Class

Shares sold	380,650	$6,341,917	2,223,270	$28,523,375

Shares issued through reinvestment of distributions	—	—	35,661	550,602

Shares redeemed	(89,533)	(1,485,601)	(42,875)	(610,863)
Net increase	291,117	$4,856,316	2,216,056	$28,463,114

	Six-Month Period Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
MATTHEWS EMERGING MARKETS SMALL COMPANIES FUND

Investor Class

Shares sold	779,957	$20,641,799	912,505	$17,527,272

Shares issued in reorganization[2]	1,768,348	49,082,409	—	—

Shares issued through reinvestment of distributions	—	—	10,897	265,676

Shares redeemed	(791,283)	(21,549,414)	(2,398,390)	(43,904,418)
Net increase (decrease)	1,757,022	$48,174,794	(1,474,988)	($26,111,470)
Institutional Class

Shares sold	1,460,265	$40,483,173	1,801,293	$34,711,625

Shares issued in reorganization[2]	2,436,030	67,500,144	—	—

Shares issued through reinvestment of distributions	—	—	17,873	434,666

Shares redeemed	(1,128,296)	(30,609,346)	(2,368,411)	(44,643,485)
Net increase (decrease)	2,767,999	$77,373,971	(549,245)	($9,497,194)
MATTHEWS ASIA GROWTH FUND

Investor Class

Shares sold	5,941,796	$249,365,417	6,332,050	$199,075,749

Shares issued through reinvestment of distributions	—	—	841,073	31,582,289

Shares redeemed	(6,369,354)	(248,800,191)	(5,251,278)	(155,528,257)
Net increase (decrease)	(427,558)	$565,226	1,921,845	$75,129,781
Institutional Class

Shares sold	9,558,112	$389,138,270	11,686,984	$374,999,073

Shares issued through reinvestment of distributions	—	—	1,035,121	39,231,079

Shares redeemed	(3,356,451)	(137,162,725)	(5,490,464)	(159,699,273)
Net increase	6,201,661	$251,975,545	7,231,641	$254,530,879
MATTHEWS PACIFIC TIGER FUND

Investor Class

Shares sold	6,971,537	$256,807,763	11,494,193	$323,117,327

Shares issued through reinvestment of distributions	—	—	4,049,821	136,114,507

Shares redeemed	(8,785,858)	(319,957,418)	(29,801,297)	(804,232,720)
Net (decrease)	(1,814,321)	($63,149,655)	(14,257,283)	($345,000,886)
Institutional Class

Shares sold	27,790,954	$1,014,121,993	32,673,931	$930,496,306

Shares issued through reinvestment of distributions	—	—	9,489,700	318,569,231

Shares redeemed	(12,921,988)	(468,792,149)	(80,886,550)	(2,156,987,939)
Net increase (decrease)	14,868,966	$545,329,844	(38,722,919)	($907,922,402)

1	The Fund commenced operations on April 30, 2020.
2	See Note 1-A regarding the reorganization.

144	MATTHEWS ASIA FUNDS

	Six-Month Period Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
MATTHEWS ASIA ESG FUND

Investor Class

Shares sold	714,129	$11,562,204	1,158,839	$13,647,419

Shares issued through reinvestment of distributions	—	—	137,055	1,944,810

Shares redeemed	(415,598)	(6,723,006)	(534,956)	(5,887,129)
Net increase	298,531	$4,839,198	760,938	$9,705,100
Institutional Class

Shares sold	956,768	$15,708,395	926,661	$10,601,157

Shares issued through reinvestment of distributions	—	—	130,435	1,848,265

Shares redeemed	(568,394)	(9,347,617)	(919,166)	(9,285,059)
Net increase	388,374	$6,360,778	137,930	$3,164,363
MATTHEWS ASIA INNOVATORS FUND

Investor Class

Shares sold	12,098,733	$353,146,097	16,759,785	$327,955,742

Shares issued through reinvestment of distributions	—	—	382,354	9,734,744

Shares redeemed	(9,591,542)	(269,500,100)	(5,711,686)	(102,327,504)
Net increase	2,507,191	$83,645,997	11,430,453	$235,362,982
Institutional Class

Shares sold	18,691,959	$538,962,809	35,927,684	$638,421,510

Shares issued through reinvestment of distributions	—	—	641,718	16,460,072

Shares redeemed	(7,939,328)	(217,377,746)	(4,565,306)	(82,468,729)
Net increase	10,752,631	$321,585,063	32,004,096	$572,412,853
MATTHEWS CHINA FUND

Investor Class

Shares sold	5,970,195	$175,259,187	12,452,138	$271,393,461

Shares issued through reinvestment of distributions	—	—	439,212	11,437,067

Shares redeemed	(7,017,459)	(197,613,661)	(14,817,095)	(306,488,611)
Net (decrease)	(1,047,264)	($22,354,474)	(1,925,745)	($23,658,083)
Institutional Class

Shares sold	9,657,394	$272,725,183	14,433,258	$305,009,425

Shares issued through reinvestment of distributions	—	—	150,149	3,902,370

Shares redeemed	(1,655,368)	(46,948,002)	(3,946,034)	(82,476,184)
Net increase	8,002,026	$225,777,181	10,637,373	$226,435,611
MATTHEWS CHINA SMALL COMPANIES FUND

Investor Class

Shares sold	6,821,035	$146,470,091	17,317,321	$313,524,452

Shares issued through reinvestment of distributions	—	—	2,174,869	40,735,303

Shares redeemed	(5,679,982)	(116,752,197)	(10,047,670)	(187,020,006)
Net increase	1,141,053	$29,717,894	9,444,520	$167,239,749
Institutional Class

Shares sold	2,763,033	$59,259,087	8,861,679	$147,262,680

Shares issued through reinvestment of distributions	—	—	733,518	13,768,124

Shares redeemed	(919,219)	(18,790,684)	(7,186,555)	(143,114,672)
Net increase	1,843,814	$40,468,403	2,408,642	$17,916,132
MATTHEWS INDIA FUND

Investor Class

Shares sold	1,780,150	$48,608,780	3,731,964	$77,035,488

Shares issued through reinvestment of distributions	—	—	701,233	17,909,487

Shares redeemed	(3,612,033)	(98,711,814)	(14,741,778)	(293,039,660)
Net (decrease)	(1,831,883)	($50,103,034)	(10,308,581)	($198,094,685)
Institutional Class

Shares sold	1,282,832	$35,776,084	1,492,567	$31,919,210

Shares issued through reinvestment of distributions	—	—	67,204	1,739,240

Shares redeemed	(528,766)	(14,602,453)	(5,718,773)	(112,099,270)
Net increase (decrease)	754,066	$21,173,631	(4,159,002)	($78,440,820)

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Notes to Financial Statements (unaudited) (continued)

	Six-Month Period Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
MATTHEWS JAPAN FUND

Investor Class

Shares sold	5,757,090	$141,915,748	8,852,810	$182,401,034

Shares issued through reinvestment of distributions	—	—	4,158,146	101,541,934

Shares redeemed	(32,614,254)	(780,602,766)	(37,589,119)	(763,750,870)
Net (decrease)	(26,857,164)	($638,687,018)	(24,578,163)	($479,807,902)
Institutional Class

Shares sold	34,736,351	$836,719,964	7,824,784	$169,693,016

Shares issued through reinvestment of distributions	—	—	1,657,417	40,556,999

Shares redeemed	(3,533,844)	(85,946,936)	(26,813,590)	(545,838,991)
Net increase (decrease)	31,202,507	$750,773,028	(17,331,389)	($335,588,976)
MATTHEWS KOREA FUND

Investor Class

Shares sold	1,743,302	$11,445,292	5,337,759	$24,520,467

Shares issued through reinvestment of distributions	—	—	169,261	990,180

Shares redeemed	(4,101,159)	(26,591,415)	(8,176,532)	(36,303,789)
Net (decrease)	(2,357,857)	($15,146,123)	(2,669,512)	($10,793,142)
Institutional Class

Shares sold	833,781	$5,607,008	611,636	$2,752,528

Shares issued through reinvestment of distributions	—	—	16,173	95,256

Shares redeemed	(243,344)	(1,607,785)	(3,952,334)	(16,175,696)
Net increase (decrease)	590,437	$3,999,223	(3,324,525)	($13,327,912)
MATTHEWS ASIAN GROWTH AND INCOME FUND

Investor Class

Shares sold	1,800,937	$33,970,296	3,961,184	$60,658,602

Shares issued through reinvestment of distributions	223,550	4,191,561	414,608	6,411,390

Shares redeemed	(4,765,275)	(89,511,167)	(13,087,303)	(193,520,450)
Net (decrease)	(2,740,788)	($51,349,310)	(8,711,511)	($126,450,458)
Institutional Class

Shares sold	6,679,127	$125,299,697	16,675,711	$241,076,588

Shares issued through reinvestment of distributions	312,373	5,844,495	539,050	8,348,939

Shares redeemed	(8,365,294)	(156,080,393)	(18,977,781)	(269,664,414)
Net (decrease)	(1,373,794)	($24,936,201)	(1,763,020)	($20,238,887)
MATTHEWS ASIA DIVIDEND FUND

Investor Class

Shares sold	8,880,839	$205,374,775	18,393,530	$327,832,632

Shares issued through reinvestment of distributions	522,701	11,584,699	1,364,682	22,897,673

Shares redeemed	(27,506,958)	(626,182,625)	(50,820,426)	(839,219,405)
Net (decrease)	(18,103,418)	($409,223,151)	(31,062,214)	($488,489,100)
Institutional Class

Shares sold	41,136,008	$941,324,571	27,263,064	$494,209,691

Shares issued through reinvestment of distributions	833,015	18,599,026	1,601,889	26,818,513

Shares redeemed	(6,075,664)	(139,685,127)	(75,380,880)	(1,182,055,503)
Net increase (decrease)	35,893,359	$820,238,470	(46,515,927)	($661,027,299)
MATTHEWS CHINA DIVIDEND FUND

Investor Class

Shares sold	2,149,349	$44,150,309	5,086,753	$83,510,641

Shares issued through reinvestment of distributions	213,398	4,617,939	324,393	5,319,517

Shares redeemed	(3,348,363)	(69,205,199)	(7,641,018)	(122,487,729)
Net (decrease)	(985,616)	($20,436,951)	(2,229,872)	($33,657,571)
Institutional Class

Shares sold	2,882,396	$59,755,515	2,188,458	$36,200,262

Shares issued through reinvestment of distributions	144,568	3,128,454	141,907	2,334,298

Shares redeemed	(642,522)	(13,270,142)	(4,022,936)	(63,108,501)
Net increase (decrease)	2,384,442	$49,613,827	(1,692,571)	($24,573,941)

146	MATTHEWS ASIA FUNDS

	Six-Month Period Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
MATTHEWS ASIA TOTAL RETURN BOND FUND

Investor Class

Shares sold	858,573	$9,483,510	1,083,279	$11,623,935

Shares issued through reinvestment of distributions	64,695	706,635	141,335	1,519,805

Shares redeemed	(1,011,411)	(11,102,555)	(1,183,090)	(12,428,981)
Net increase (decrease)	(88,143)	($912,410)	41,524	$714,759
Institutional Class

Shares sold	3,088,622	$34,199,514	1,515,846	$16,313,403

Shares issued through reinvestment of distributions	164,968	1,800,820	266,617	2,867,164

Shares redeemed	(500,716)	(5,509,678)	(2,113,734)	(22,275,169)
Net increase (decrease)	2,752,874	$30,490,656	(331,271)	($3,094,602)
MATTHEWS ASIA CREDIT OPPORTUNITIES FUND

Investor Class

Shares sold	183,237	$1,827,448	336,236	$3,381,135

Shares issued through reinvestment of distributions	17,742	176,191	45,500	454,092

Shares redeemed	(209,913)	(2,081,329)	(748,744)	(7,561,725)
Net (decrease)	(8,934)	($77,690)	(367,008)	($3,726,498)
Institutional Class

Shares sold	1,353,041	$13,437,294	2,782,828	$28,528,306

Shares issued through reinvestment of distributions	172,840	1,714,443	357,209	3,561,328

Shares redeemed	(600,192)	(5,981,655)	(2,644,333)	(26,357,185)
Net increase	925,689	$9,170,082	495,704	$5,732,449

5.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews, a registered investment advisor under the 1940 Act, provides the Funds with investment management services. Pursuant to the prior Investment Advisory Agreement dated August 13, 2004, as amended (the “Prior Advisory Agreement”) and the current Investment Advisory Agreement dated February 1, 2016, as amended (the “Current Advisory Agreement,” and together with the Prior Advisory Agreement, the “Advisory Agreement”), the Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Under the Advisory Agreement each of the Funds, other than Matthews Emerging Markets Small Companies Fund, Matthews China Small Companies Fund, Matthews Asia Total Return Bond Fund and Matthews Asia Credit Opportunities Fund (the “Family-Priced Funds”), pays Matthews 0.75% of their aggregate average daily net assets up to $2 billion, 0.6834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.65% of their aggregate average daily net assets over $5 billion up to $25 billion, 0.64% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.63% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.62% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.61% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.60% of their aggregate average daily net assets over $45 billion. Each of the Matthews Asia Total Return Bond Fund and Matthews Asia Credit Opportunities Fund paid Matthews an annual fee of 0.55% of such Fund’s annual average daily net assets pursuant to the Advisory Agreement. Each of the Matthews Emerging Markets Small Companies Fund and the Matthews China Small Companies Fund pays Matthews an annual fee of 1.00% of the average daily net assets of such Fund up to $1 billion and 0.95% of the average daily net assets of such Fund over $1 billion pursuant to the Advisory Agreement. Each Fund pays Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on the Fund’s average daily net asset value for the month.

Pursuant to a fee waiver letter agreement, effective as of September 1, 2014, between the Trust, on behalf of the Family-Priced Funds, and Matthews (as amended from time to time, the “Fee Waiver Agreement”), for each Family-Priced Fund, Matthews has agreed to waive a portion of the fee payable under the Advisory Agreement and a portion of the fee payable under the Administration and Shareholder Services Agreement, if any Family-Priced Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of a Family-Priced Fund that are over $3 billion, the fee rates that otherwise would be applied for calculating fees payable under the Advisory Agreement and the Administration and Shareholder Services Agreement for such Family-Priced Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%.

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Notes to Financial Statements (unaudited) (continued)

Investment advisory fees charged, waived fees, reimbursed additional expenses and repaid fees for the six-month period ended June 30, 2021, were as follows:

	Gross Advisory Fees	Advisory Fees Waived and Expenses Waived or Reimbursed/Repaid	Net Advisory Fee/ (Net Reimbursement)
Matthews Emerging Markets Equity Fund	$178,475	($98,483)	$79,992
Matthews Emerging Markets Small Companies Fund	1,365,764	(153,390)	1,212,374
Matthews Asia Growth Fund	7,520,305	—	7,520,305
Matthews Pacific Tiger Fund	31,016,669	(588,803)	30,427,866
Matthews Asia ESG Fund	335,340	73,418	408,758
Matthews Asia Innovators Fund	6,891,500	—	6,891,500
Matthews China Fund	5,699,762	—	5,699,762
Matthews China Small Companies Fund	2,338,410	(140,246)	2,198,164
Matthews India Fund	2,385,339	—	2,385,339
Matthews Japan Fund	5,496,003	—	5,496,003
Matthews Korea Fund	514,118	—	514,118
Matthews Asian Growth and Income Fund	5,022,010	—	5,022,010
Matthews Asia Dividend Fund	18,182,879	(130,532)	18,052,347
Matthews China Dividend Fund	1,369,911	—	1,369,911
Matthews Asia Total Return Bond Fund	367,432	—	367,432
Matthews Asia Credit Opportunities Fund	250,581	(1,622)	248,959

Under a written agreement between the Funds and Matthews (the “Operating Expense Agreement”), Matthews agrees to waive fees and reimburse expenses to a Fund if its expense ratio exceeds a certain percentage level. For all Funds, except the Matthews Emerging Markets Equity Fund, the Matthews Emerging Markets Small Companies Fund, the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund, this level is 1.20% for the Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class specific expenses (e.g., custody fees) for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 1.20%. For the Matthews Emerging Markets Equity Fund, the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund, this level is 0.90% for the Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class specific expenses (e.g., custody fees) for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 0.90%. Effective April 30, 2021, for the Matthews Emerging Markets Small Companies Fund, this level is 1.15% for the Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class specific expenses (e.g., custody fees) for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 1.15%. In turn, if the expenses of a Fund, other than the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund, fall below the level noted within three years after Matthews has made such a reimbursement, the Fund may reimburse Matthews up to an amount of the recoupment available not to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. For the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund, any amount waived for prior fiscal years is not subject to recoupment. This agreement will continue through April 30, 2022, may be extended for additional periods not exceeding one year, and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

Waived Fees Subject to Possible Future Recoupment:

On June 30, 2021, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2021	2022	2023	2024
Matthews Emerging Markets Equity Fund	$—	$—	$231,409	$98,483
Matthews Emerging Markets Small Companies Fund	308,001	336,966	378,868	153,390
Matthews Asia ESG Fund	83,040	67,253	40,676	—
Matthews China Small Companies Fund	275,220	167,178	362,019	140,246

The Funds have an Administration and Shareholder Services Agreement dated August 13, 2004, as amended (the “Shareholder Services Agreement” or “Services Agreement”), in which the Funds pay an annual administration and shareholder servicing fee to Matthews, as a percentage of the average daily net assets of each Fund in aggregate, computed and prorated on a daily basis. Under the Shareholder Services Agreement, the Funds in the aggregate pay Matthews 0.25% of their aggregate average daily net assets up to $2 billion, 0.1834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.15% of their aggregate average daily net assets over $5 billion up to $7.5 billion, 0.125% of their aggregate average daily net assets over $7.5 billion up to $15 billion, 0.11% of their aggregate average daily net assets over $15 billion up to $22.5 billion, 0.10% of their aggregate average daily net assets over $22.5 billion up to $25 billion, 0.09% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.08% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.07% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.06% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.05% of their aggregate average daily net assets over $45 billion.

148	MATTHEWS ASIA FUNDS

Administration and shareholder servicing fees charged, for the six-month period ended June 30, 2021, were as follows:

	Gross Administration and Shareholder Servicing Fees	Administration and Shareholder Servicing Fees Waived in Excess of Expense Limitation	Net Administration and Shareholder Servicing Fees
Matthews Emerging Markets Equity Fund	$36,217	$—	$36,217
Matthews Emerging Markets Small Companies Fund	183,320	—	183,320
Matthews Asia Growth Fund	1,525,958	—	1,525,958
Matthews Pacific Tiger Fund	6,294,426	(588,803)	5,705,623
Matthews Asia ESG Fund	68,052	—	68,052
Matthews Asia Innovators Fund	1,398,330	—	1,398,330
Matthews China Fund	1,156,484	—	1,156,484
Matthews China Small Companies Fund	313,732	—	313,732
Matthews India Fund	484,262	—	484,262
Matthews Japan Fund	1,115,414	—	1,115,414
Matthews Korea Fund	104,356	—	104,356
Matthews Asian Growth and Income Fund	1,019,183	—	1,019,183
Matthews Asia Dividend Fund	3,690,242	(130,532)	3,559,710
Matthews China Dividend Fund	277,976	—	277,976
Matthews Asia Total Return Bond Fund	89,642	—	89,642
Matthews Asia Credit Opportunities Fund	61,142	—	61,142

In addition to the fees paid to the Funds’ transfer agent, the Funds bear the cost of fees paid to certain service providers or intermediaries, including supermarkets, which provide transfer agency, record-keeping and shareholder servicing to certain shareholders. These fees are referred to as intermediary service fees on the Statements of Assets and Liabilities as well as the Statements of Operations. Additional information concerning these services and fees is contained in the Funds’ prospectuses.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), an indirect wholly owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ administrator, and in that capacity, performs various administrative and accounting services for each Fund. BNY Mellon also serves as the Funds’ transfer agent, dividend disbursing agent and registrar. An officer of BNY Mellon serves as Assistant Treasurer to the Funds. Total fees accrued by the Funds for administration and accounting services for the six-month period ended June 30, 2021 were as follows:

Administration and Accounting fees
Matthews Emerging Markets Equity Fund	$2,159
Matthews Emerging Markets Small Companies Fund	10,849
Matthews Asia Growth Fund	90,974
Matthews Pacific Tiger Fund	375,206
Matthews Asia ESG Fund	4,057
Matthews Asia Innovators Fund	83,367
Matthews China Fund	68,951
Matthews China Small Companies Fund	18,707
Matthews India Fund	28,854
Matthews Japan Fund	66,484
Matthews Korea Fund	6,219
Matthews Asian Growth and Income Fund	60,751
Matthews Asia Dividend Fund	219,955
Matthews China Dividend Fund	16,572
Matthews Asia Total Return Bond Fund	5,344
Matthews Asia Credit Opportunities Fund	3,645

As of June 30, 2021, Matthews and its affiliates held significant shares in the Funds as follows:

	Shares held by Matthews and its Affiliates	Percentage of Outstanding Shares
Matthews Emerging Markets Equity Fund	583,932	17%
Matthews Asia ESG Fund	742,850	11%

Certain officers and Trustees of the Funds are also officers and directors of Matthews. All officers serve without compensation from the Funds. The Funds paid the Independent Trustees $832,305 in aggregate for regular compensation during the six-month period ended June 30, 2021.

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Notes to Financial Statements (unaudited) (continued)

6.	INVESTMENTS

The value of investment transactions made for affiliated and unaffiliated holdings for the six-month period ended June 30, 2021 were as follows:

	Affiliated Purchases	Proceeds from Affiliated Sales	Unaffiliated Purchases	Proceeds from Unaffiliated Sales
Matthews Emerging Markets Equity Fund	$—	$—	$31,478,242	$20,025,436
Matthews Emerging Markets Small Companies Fund	—	—	139,707,976	74,272,673
Matthews Asia Growth Fund	—	—	633,560,381	360,031,645
Matthews Pacific Tiger Fund	—	—	2,931,910,683	2,640,492,058
Matthews Asia ESG Fund	—	—	39,993,100	26,720,608
Matthews Asia Innovators Fund	—	—	2,302,533,715	1,937,469,416
Matthews China Fund	—	—	800,858,033	619,351,700
Matthews China Small Companies Fund	—	—	391,796,863	318,457,891
Matthews India Fund	—	—	137,743,107	174,227,015
Matthews Japan Fund	—	—	649,996,050	569,771,319
Matthews Korea Fund	—	—	31,319,611	48,333,453
Matthews Asian Growth and Income Fund	—	—	378,487,263	432,808,165
Matthews Asia Dividend Fund	2,304,797	2,087,182	1,807,434,121	1,395,998,591
Matthews China Dividend Fund	—	—	158,817,631	139,803,016
Matthews Asia Total Return Bond Fund	—	—	66,727,008	29,230,595
Matthews Asia Credit Opportunities Fund	—	—	39,811,853	29,127,462

7.	HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the six-month period ended June 30, 2021, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:

A summary of transactions in securities of issuers affiliated with a Fund for the six-month period ended June 30, 2021 is as follows:

	Value at Dec. 31, 2020	Purchases	Sales	Net Realized Gain (Loss) Jan. 1, 2021- June 30, 2021	Net Change in Unrealized Appreciation (Depreciation)	Value at June 30, 2021	Shares June 30, 2021	Dividend Income Jan. 1, 2021- June 30, 2021

MATTHEWS ASIA DIVIDEND FUND

Name of Issuer:

BELLSYSTEM24 Holdings, Inc.	$79,189,759	$—	$—	$—	$154,443	$79,344,202	5,045,500	$900,174
Breville Group, Ltd.	148,884,666	—	2,087,182	1,347,132	19,170,413	167,315,029	7,461,473	778,668
KATITAS Co., Ltd.	135,099,904	—	—	—	(17,386,252)	117,713,652	4,186,900	546,588
Minda Industries, Ltd.	74,543,018	—	—	—	42,994,474	117,537,492	13,619,268	46,851
Minth Group, Ltd.	324,069,910	2,304,797	—	—	(33,190,812)	293,183,895	61,819,000	4,557,525
Yuexiu Transport Infrastructure, Ltd.	64,004,076	—	—	—	(9,622,394)	54,381,682	93,902,000	847,398

Total Affiliates				$1,347,132	$2,119,872	$829,475,952		$7,677,204

8.	INCOME TAX INFORMATION

It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the six-month period ended June 30, 2021. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under current tax law, the Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2020:

Late Year Losses*
Matthews India Fund	$1,611,640

*	As permitted by the Internal Revenue Service, the Funds have elected to defer certain qualified late-year losses and recognize such losses in the next fiscal year.

150	MATTHEWS ASIA FUNDS

As of December 31, 2020, the Funds have capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Amount With No Expiration
	Short-term Losses	Long-term Losses	Total
Matthews Emerging Markets Small Companies Fund	$—	$4,292,103	$4,292,103
Matthews India Fund	—	12,607,260	12,607,260
Matthews Korea Fund	1,420,024	6,074,155	7,494,179
Matthews Asian Growth and Income Fund	—	24,031,922	24,031,922
Matthews China Dividend Fund	2,259,438	2,416,100	4,675,538
Matthews Asia Total Return Bond Fund	1,879,869	130,808	2,010,677
Matthews Asia Credit Opportunities Fund	1,503,334	955,860	2,459,194

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of June 30, 2021, the tax cost of investments, including derivatives, and the related net unrealized appreciation and depreciation were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Matthews Emerging Markets Equity Fund	$49,642,159	$10,210,998	($978,770)	$9,232,228
Matthews Emerging Markets Small Companies Fund	269,520,724	125,248,891	(8,302,090)	116,946,801
Matthews Asia Growth Fund	1,439,553,074	940,834,530	(52,591,689)	888,242,841
Matthews Pacific Tiger Fund	6,169,464,090	3,374,494,972	(136,786,513)	3,237,708,459
Matthews Asia ESG Fund	83,114,330	34,347,461	(3,666,529)	30,680,932
Matthews Asia Innovators Fund	1,708,576,394	442,909,971	(59,597,258)	383,312,713
Matthews China Fund	1,394,293,827	433,803,426	(47,025,829)	386,777,597
Matthews China Small Companies Fund	416,852,380	111,693,398	(37,436,978)	74,256,420
Matthews India Fund	550,648,591	253,326,597	(28,581,032)	224,745,565
Matthews Japan Fund	1,346,006,777	298,701,986	(38,596,780)	260,105,206
Matthews Korea Fund	90,435,300	62,567,135	(885,915)	61,681,220
Matthews Asian Growth and Income Fund	1,118,316,576	374,870,329	(49,413,333)	325,456,996
Matthews Asia Dividend Fund	4,123,463,918	1,558,546,847	(124,081,949)	1,434,464,898
Matthews China Dividend Fund	335,899,977	111,493,423	(13,903,567)	97,589,856
Matthews Asia Total Return Bond Fund	137,497,336	5,589,698	(7,315,255)	(1,725,557)
Matthews Asia Credit Opportunities Fund	93,537,224	3,194,133	(5,693,499)	(2,499,366)

9.	PUBLIC HEALTH EMERGENCY RISKS

Pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. Containment efforts and related restrictive actions by governments and businesses have significantly diminished and disrupted global economic activity across many industries. Less developed countries and their health systems may be more vulnerable to these impacts. The ultimate impact of COVID-19 or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of investment in the Funds could be significant and prolonged.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that require recognition or disclosure in the financial statements.

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Matthews Asia Funds

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA

CUSTODIAN

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

	ACCOUNT SERVICES Matthews Asia Funds P.O. Box 9791 Providence, RI 02940 800.789.ASIA LEGAL COUNSEL Paul Hastings LLP 101 California Street, 48th Floor San Francisco, CA 94111	ADMINISTRATOR & TRANSFER AGENT BNY Mellon 301 Bellevue Parkway Wilmington, DE 19809

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)

Matthews Asia Funds are distributed in the United States by Foreside Funds Distributors LLC, Berwyn, Pennsylvania

Matthews Asia Funds are distributed in Latin America by Picton S. A.

SAR-0621

(b)	Not applicable

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Matthews International Funds

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	September 2, 2021

By (Signature and Title)*	/s/ Shai Malka
Shai Malka, Treasurer
(principal financial officer)

Date	September 2, 2021

*	Print the name and title of each signing officer under his or her signature.